  As filed with the Securities and Exchange Commission on December 29, 1995

                                                      1933 Act File No.  33-7638
                                                      1940 Act File No. 811-4777
================================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                             --------------------
                                  FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 22

                        AND REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 24


                              MFS SERIES TRUST I
              (Exact Name of Registrant as Specified in Charter)

              500 Boylston, Street, Boston, Massachusetts 02116
                   (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: 617-954-5000 Stephen E. Cavan, Massachusetts Financial Services Company, 500 Boylston
                     Street, Boston, Massachusetts 02116
                   (Name and Address of Agent for Service)

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
It is proposed that this filing will become effective (check appropriate box)

        /X/ immediately upon filing pursuant to paragraph (b)
        / / on [date] pursuant to paragraph (b)
        / / 60 days after filing pursuant to paragraph (a)(i)
        / / on [date] pursuant to paragraph (a)(i)
        / / 75 days after filing pursuant to paragraph (a)(ii)
        / / on [date] pursuant to paragraph (a)(ii) of rule 485.

        If appropriate, check the following box:
        / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its shares of Beneficial Interest (without par value), under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice for its fiscal year ended August 31, 1995 on October 30, 1995.

                                     CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------
                                                    PROPOSED MAXIMUM     PROPOSED MAXIMUM       AMOUNT OF
    TITLE OF SECURITIES         NUMBER OF SHARES     OFFERING PRICE     AGGREGATE OFFERING     REGISTRATION
      BEING REGISTERED          BEING REGISTERED        PER SHARE             PRICE                FEE
--------------------------------------------------------------------------------------------------------------
Shares of Beneficial interest      41,376,162             $17.18             $290,000              $100
  (without par value)
--------------------------------------------------------------------------------------------------------------

Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24(e)-2. 895,106,482 shares were redeemed during the fiscal year ended August 31, 1995. 853,747,200 shares were used for reductions pursuant to paragraph (c) of Rule 24(f)-2 during the current fiscal year. 41,359,282 shares is the amount of redeemed shares used for reduction in this Amendment. Pursuant to Rule 457(d) under the Securities Act of 1933, the maximum public offering price of $17.18 per share (for Class C shares of MFS Asset Allocation Fund) on December 15, 1995 is the price used as the basis for calculating the registration fee. While no fee is required for the 41,359,282 shares, the Registrant has elected to register, for $100, an additional $290,000 of shares (16,880 shares at $17.18 per share).


================================================================================

                               MFS SERIES TRUST I
                               ------------------


                 MFS[REGISTERED TRADEMARK] MANAGED SECTORS FUND
                  MFS[REGISTERED TRADEMARK] CASH RESERVE FUND

             MFS[REGISTERED TRADEMARK] WORLD ASSET ALLOCATION FUND



                             CROSS REFERENCE SHEET
                             ----------------------

     (Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)


                                                                               STATEMENT OF
   ITEM NUMBER                                                                  ADDITIONAL
FORM N-1A, PART A               PROSPECTUS CAPTION                             INFORMATION
-----------------               ------------------                      ---------------------------

   1  (a), (b)                  Front Cover Page                                *

   2  (a)                       Expense Summary                                 *

      (b), (c)                  *                                               *

   3  (a)                       Condensed Financial Information                 *

      (b)                       *                                               *

      (c)                       Information Concerning Shares of the            *
                                 the Fund - Performance Information

      (d)                       Condensed Financial Information                 *

   4  (a)                       Front Cover Page; the Fund; Investment          *
                                 Objective and Policies

      (b), (c)                  Investment Objective and Policies               *

   5  (a)                       The Funds; Management of the Fund -             *
                                 Investment Adviser

      (b)                       Front Cover Page; Management of the             *
                                 Fund - Investment Adviser; Back
                                 Cover Page


                                                                               STATEMENT OF
   ITEM NUMBER                                                                  ADDITIONAL
FORM N-1A, PART A               PROSPECTUS CAPTION                             INFORMATION
-----------------               ------------------                      ---------------------------

      (c)                       Management of the Fund - Investment             *
                                 Adviser

      (d)                       Management of the Fund - Investment             *
                                 Adviser - Back Cover Page

      (e)                       Management of the Fund - Back                   *
                                 Cover Page

      (f)                       Expense Summary                                 *

      (g)                       Information Concerning Shares of the            *
                                 Fund - Purchases

   5A (a), (b), (c)                             **                              **

   6  (a)                       Information Concerning Shares of the            *
                                 Fund - Description of Shares, Voting
                                 Rights and Liabilities; Information
                                 Concerning Shares of the Fund -
                                 Redemptions and Repurchases;
                                 Information Concerning Shares of
                                 the Fund - Purchases; Information
                                 Concerning Shares of the Funds -
                                 Exchanges

      (b), (c), (d)                             *                               *

      (e)                       Shareholder Services                            *

      (f)                       Information Concerning Shares of the            *
                                 Fund - Distributions; Shareholder
                                 Services - Distribution Options

      (g)                       Information Concerning Shares of the            *
                                 Fund - Tax Status; Information
                                 Concerning Shares of the Fund
                                 Distributions

   7  (a)                       Front Cover Page; Management of the             *
                                 Fund - Distributor; Back Cover
                                 Page

                                                                               STATEMENT OF
   ITEM NUMBER                                                                  ADDITIONAL
FORM N-1A, PART A               PROSPECTUS CAPTION                             INFORMATION
-----------------               ------------------                      ---------------------------

      (b)                       Information Concerning Shares of the            *
                                 Fund - Purchases; Information
                                 Concerning Shares of the Fund -
                                 Net Asset Value

      (c)                       Information Concerning Shares of the            *
                                 Fund - Purchases; Information
                                 Concerning Shares of the Fund -
                                 Exchanges; Shareholder Services

      (d)                       Front Cover Page; Information                   *
                                 Concerning Shares of the Fund -
                                 Purchases; Shareholder Services

      (e)                       Information Concerning Shares of the            *
                                 Fund - Distribution Plans;
                                 Information Concerning Shares of
                                 the Fund - Purchases; Expense
                                 Summary

      (f)                       Information Concerning Shares of the            *
                                 Fund - Distribution Plans

   8  (a)                       Information Concerning Shares of the            *
                                 Fund - Redemptions and Repurchases;
                                 Information Concerning Shares of the
                                 Fund - Purchases; Shareholder Services

      (b), (c), (d)             Information Concerning Shares of the            *
                                 Fund - Redemptions and Repurchases

   9                                            *                               *

                                                                               STATEMENT OF
   ITEM NUMBER                                                                  ADDITIONAL
FORM N-1A, PART B               PROSPECTUS CAPTION                             INFORMATION
-----------------               ------------------                      ---------------------------

  10  (a), (b)                          *                               Front Cover Page

  11                                    *                               Front Cover Page

  12                                    *                               Definitions

  13  (a), (b), (c)                     *                               Investment Objective,
                                                                         Policies and Restrictions

      (d)                               *                                       *

  14  (a), (b)                          *                               Management of the Fund -
                                                                         Trustees and Officers

      (c)                               *                               Management of the Fund -
                                                                         Trustees and Officers;
                                                                         Appendix A

  15  (a)                               *                                       *

      (b), (c)                          *                               Management of the Fund -
                                                                         Trustees and Officers

  16  (a)                       Management of the Fund -                Management of the Fund -
                                 Investment Adviser                     Investment Adviser;
                                                                         Management of the Fund -
                                                                         Trustees and Officers

      (b)                       Management of the Fund -                Management of the Fund -
                                 Investment Adviser                      Investment Adviser

      (c)                               *                                       *

      (d)                               *                               Management of the Fund -
                                                                         Investment Adviser

      (e)                               *                               Portfolio Transactions and
                                                                         Brokerage Commissions

      (f)                       Information Concerning Shares of        Distribution Plans
                                 the Fund - Distribution Plans

                                                                               STATEMENT OF
   ITEM NUMBER                                                                  ADDITIONAL
FORM N-1A, PART B               PROSPECTUS CAPTION                             INFORMATION
-----------------               ------------------                      ---------------------------

      (g)                               *                                       *

      (h)                               *                               Management of the Fund -
                                                                         Custodian; Independent
                                                                         Auditors and Financial
                                                                         Statements; Back Cover
                                                                         Page

      (i)                               *                               Management of the Fund -
                                                                         Shareholder Servicing Agent

  17  (a), (b), (c)                     *                               Portfolio Transactions and
      (d), (e)                                                           Brokerage Commissions

  18  (a)                       Information Concerning Shares of        Description of Shares, Voting
                                 the Fund - Description of               Rights and Liabilities
                                 Shares, Voting Rights and
                                 Liabilities

      (b)                               *                                       *

  19  (a)                       Information Concerning Shares of        Shareholder Services
                                 the Fund - Purchases

      (b)                       Information Concerning Shares of        Determination of Net Asset
                                 the Fund - Net Asset Value;             Value and Performance -
                                 Information Concerning Shares of        Net Asset Value
                                 the Fund - Purchases

      (c)                               *                                       *

  20                                    *                               Tax Status

  21  (a), (b)                          *                               Management of the Fund -
                                                                         Distributor; Distribution
                                                                         Plans

      (c)                               *                                       *

  22  (a)                               *                                       *

      (b)                               *                               Determination of Net Asset
                                                                         Value and Performance

                                                                               STATEMENT OF
   ITEM NUMBER                                                                  ADDITIONAL
FORM N-1A, PART A               PROSPECTUS CAPTION                             INFORMATION
-----------------               ------------------                      ----------------------------

  23                                    *                               Independent Auditors and
                                                                         Financial Statements

--------------------------------
*     Not Applicable
**    Contained in Annual Report


                                                                      PROSPECTUS

MFS[R] MANAGED                                                   JANUARY 1, 1996

SECTORS FUND                               CLASS A SHARES OF BENEFICIAL INTEREST
(A member of the MFS Family of Funds[R])   CLASS B SHARES OF BENEFICIAL INTEREST

--------------------------------------------------------------------------------


                                                                                         Page
                                                                                         ----
  1. Expense Summary.................................................................      2
  2. The Fund........................................................................      3
  3. Condensed Financial Information.................................................      4
  4. Investment Objective and Policies...............................................      5
  5. Management of the Fund..........................................................     13
  6. Information Concerning Shares of the Fund.......................................     15
          Purchases..................................................................     15
          Exchanges..................................................................     18
          Redemptions and Repurchases................................................     19
          Distribution Plans.........................................................     21
          Distributions..............................................................     22
          Tax Status.................................................................     22
          Net Asset Value............................................................     23
          Description of Shares, Voting Rights and Liabilities.......................     23
          Performance Information....................................................     24
  7. Shareholder Services............................................................     24
     APPENDIX A......................................................................    A-1
     APPENDIX B......................................................................    B-1
     APPENDIX C......................................................................    C-1
     APPENDIX D......................................................................    D-1


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
       REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS MANAGED SECTORS FUND
500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116          (617) 954-5000


The investment objective of MFS Managed Sectors Fund (the "Fund") is to provide capital appreciation by varying the weighting of its portfolio among 13 equity sectors. The Fund is a non-diversified series of MFS Series Trust I (the "Trust"), an open-end management investment company. The Fund is intended for investors who understand and are willing to accept the risks entailed in seeking long-term growth of capital (see "Investment Objective and Policies"). The minimum initial investment generally is $1,000 per account (see "Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.



INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.



This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission a Statement of Additional Information (the "SAI"), dated January 1, 1996, as amended or supplemented from time to time, which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 26 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.


1.  EXPENSE SUMMARY



SHAREHOLDER TRANSACTION EXPENSES:                                          CLASS A          CLASS B
                                                                           -------          -------
    Maximum Initial Sales Charge Imposed on Purchases of Fund Shares
      (as a percentage of offering price)...............................      5.75%           0.00%
    Maximum Contingent Deferred Sales Charge (as a percentage of original
      purchase price or redemption proceeds, as applicable).............  See Below(1)        4.00%
ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET
  ASSETS):
    Management Fees.....................................................      0.75%           0.75%
    Rule 12b-1 Fees.....................................................      0.35%(2)        1.00%(3)
    Other Expenses......................................................      0.36%           0.43%
                                                                              ----            ----
    Total Operating Expenses ...........................................      1.46%           2.18%

---------------
(1) Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases").

(2) The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares (see "Distribution Plans"). Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.


(3) The Fund has adopted a Distribution Plan for its Class B shares in accordance with Rule 12b-1 under the 1940 Act, which provides that it will pay distribution/service fees aggregating up to 1.00% per annum of the average net assets attributable to the Class B shares (see "Distribution Plans"). Distribution expenses paid under this Plan, together with any CDSC, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.





                                EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


    PERIOD                                                              CLASS A           CLASS B
    ------                                                              -------       ---------------
                                                                                                   (1)
     1 year........................................................    $  72          $ 62       $ 22
     3 years.......................................................      101            98         68
     5 years.......................................................      133           137        117
    10 years.......................................................      222           233(2)     233(2)

---------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plans".


THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2. THE FUND



The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of eight series of shares (each of which are offered through a separate prospectus, except that five series are offered through a single prospectus), each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Two classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge (or a CDSC in the case of certain purchases of $1 million or more) and subject to a Distribution Plan providing for an annual distribution fee and service fee. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC and a Distribution Plan providing for an annual distribution fee and service fee which are greater than the Class A distribution fee and service fee. Class B shares will convert automatically to Class A shares approximately eight years after purchase.



The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION


The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.




                              FINANCIAL HIGHLIGHTS


                           CLASS A AND CLASS B SHARES


                                                     NINE                             NINE
                                          YEAR      MONTHS     PERIOD      YEAR      MONTHS
                                         ENDED      ENDED      ENDED      ENDED      ENDED        YEAR ENDED NOVEMBER 30,
                                        AUG.31,    AUG.31,    NOV.30,    AUG.31,    AUG.31,    ------------------------------
                                          1995       1994      1993*       1995       1994       1993       1992       1991
                                        --------   --------   --------   --------   --------   --------   --------   --------
                                                                               CLASS B
                                                   CLASS A               -------------------
                                        ------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value -- beginning of
 period................................ $  13.41   $  15.50   $  15.68   $  13.35   $  15.49   $  15.42   $  13.00   $   9.23
                                        --------   --------   --------   --------   --------   --------   --------   --------
Income from investment operations# --
   Net investment income (loss)........ $  (0.05)  $  (0.03)  $  (0.02)  $  (0.14)  $  (0.10)  $  (0.25)  $  (0.24)  $ (0.12)
                                        --------   --------   --------   --------   --------   --------   --------   --------
   Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions..............     3.22       0.77      (0.16)      3.20       0.75       0.94       2.66       3.89
                                        --------   --------   --------   --------   --------   --------   --------   --------
Total from investment operations....... $   3.17   $   0.74   $  (0.18)  $   3.06   $   0.65   $   0.69   $   2.42   $   3.77
                                        --------   --------   --------   --------   --------   --------   --------   --------
Less distributions declared to
 shareholders:
 From net investment income............ $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
 From net realized gain on investments
   and foreign currency transactions...    (1.03)     (2.83)        --      (0.95)    (2.79)     (0.62)         --         --
                                        --------   --------   --------   --------   --------   --------   --------   --------
Total distributions declared to
 shareholders.......................... $ (1.03)   $ (2.83)   $     --   $ (0.95)   $ (2.79)   $ (0.62)   $     --   $     --
Net asset value -- end of period....... $  15.55   $  13.41   $  15.50   $  15.46   $  13.35   $  15.49   $  15.42   $  13.00
                                        ========   ========   ========   ========   ========   ========   ========   ========
Total return++.........................   26.12%      5.12%++  (5.99)%+    25.19%      4.47%++    4.50%     18.62%     40.85%
                                        --------   --------   --------   --------   --------   --------   --------   --------
Ratios (to average net assets)/
 Supplemental data:
   Expenses............................    1.46%      1.52%+     1.59%+     2.18%      2.26%+     2.21%      2.37%      2.44%
                                        --------   --------   --------   --------   --------   --------   --------   --------
   Net investment income (loss)........  (0.34)%    (0.26)%+   (0.75)%+   (1.06)%    (1.01)%+   (1.55)%    (1.85)%    (1.00)%
                                        --------   --------   --------   --------   --------   --------   --------   --------
Portfolio turnover.....................     115%        76%       106%       115%        76%       106%        22%        59%
                                        --------   --------   --------   --------   --------   --------   --------   --------
Net assets at end of period
 (000 omitted)......................... $178,367   $121,498   $136,179   $199,773   $214,055   $232,982   $249,493   $190,232
                                        --------   --------   --------   --------   --------   --------   --------   --------


                                           1990       1989       1988      1987**
                                         --------   --------   --------   --------

Per share data (for a share outstanding
 throughout each period):
Net asset value -- beginning of
 period................................  $  11.32   $   7.86   $   6.94   $   6.50
                                         --------   --------   --------   --------
Income from investment operations# --
   Net investment income (loss)........  $  (0.03)  $   0.03   $   0.09   $   0.03
                                         --------   --------   --------   --------
   Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions..............     (2.06)      3.51       0.89       0.42
                                         --------   --------   --------   --------
Total from investment operations.......  $  (2.09)  $   3.54   $   0.98   $   0.45
                                         --------   --------   --------   --------
Less distributions declared to
 shareholders:
 From net investment income............  $     --   $  (0.08)  $  (0.06)  $ (0.01)
 From net realized gain on investments
   and foreign currency transactions...        --         --         --         --
                                         --------   --------   --------   --------
Total distributions declared to
 shareholders..........................  $     --   $ (0.08)   $ (0.06)   $ (0.01)
Net asset value -- end of period.......  $   9.23   $  11.32   $   7.86   $   6.94
                                         ========   ========   ========   ========
Total return++.........................  (18.46)%     45.35%     14.06%      7.47%+
                                         --------   --------   --------   --------
Ratios (to average net assets)/
 Supplemental data:
   Expenses............................     2.50%      2.52%      2.31%      2.25%+
                                         --------   --------   --------   --------
   Net investment income (loss)........   (0.27)%      0.37%      1.08%      0.09%+
                                         --------   --------   --------   --------
Portfolio turnover.....................       79%        84%       146%       163%
                                         --------   --------   --------   --------
Net assets at end of period
 (000 omitted).........................  $152,132   $180,416   $137,311   $134,762
                                         --------   --------   --------   --------

---------------


   *  For the period from the commencement of offering of Class A shares, September 20, 1993 to November 30, 1993.
  **  For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
   +  Annualized.
  ++  Not annualized.
  ++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   #  Per share data for the periods subsequent to November 30, 1993 are based on average shares outstanding.

4.  INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks to provide capital appreciation. Dividend income, if any, is a consideration incidental to the Fund's objective of capital appreciation.


The Fund seeks to achieve its investment objective by varying the weighting of its portfolio among 13 equity sectors. The 13 sectors from among which the Fund chooses its investments are: autos and housing; basic materials and consumer staples; defense and aerospace; energy; financial services; health care; industrial goods and services; leisure; retailing; technology; transportation; utilities; and foreign securities. (For a description of the scope of each of these industry sectors, see Appendix B to this Prospectus.) Certain sectors may overlap; for example, the defense and aerospace sector and the technology sector both include companies involved in the development of computer-related products. Therefore, securities of certain companies or industries may simultaneously be held in more than one industry sector. Occasionally, the number of sectors may be increased if deemed appropriate by the Adviser due to the lack of desirable, concentrated investment opportunities at a particular time.


In response to changes or anticipated changes in the general economy or within one or more particular industry sectors, the Fund may increase, decrease or eliminate entirely a particular sector's representation in the Fund's portfolio; similarly, the Fund may acquire securities of a sector not then represented in its portfolio. A sector or stock of a particular company will be added to or eliminated from the Fund's portfolio based upon such factors as such sector's or such company's economic cycle and sensitivity to interest rates. For example, as interest rates rise and the performance of interest-sensitive stocks declines, the Fund expects to remove such stocks from its portfolio. Any one sector or cash may comprise up to 50% of the Fund's portfolio. The Fund has registered as a "non-diversified" investment company so that more than 5% of the Fund's assets may be invested (subject to the tax limitations described below) in the securities of any one or more issuers. As a result of its non-diversified status, the Fund's shares may be more susceptible to adverse changes in the value of securities of a particular company than would be the shares of a diversified investment company. Similarly, due to the Fund's policy of generally concentrating in no more than five industry sectors at any one time, some of which may overlap, the value of the Fund's shares may be more susceptible to any single economic, political or regulatory occurrence than would be the shares of an investment company without a policy of concentration in particular industry sectors.


While the Fund's policy is to invest primarily in common stocks, it may seek appreciation in other types of securities such as non-convertible and convertible bonds, convertible preferred stocks and warrants to purchase common stock, when relative values make such investments appear attractive either as individual issues or as types of securities in certain economic environments (see "Risk Factors Regarding Lower Rated Securities" and "Additional Risk Factors" below). The non-convertible bonds invested in by the Fund may include
(i) obligations issued or guaranteed by the U.S. Treasury or U.S. Government agencies, authorities or instrumentalities, and (ii) obligations of the U.S. Treasury that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. The Fund may invest in foreign securities, including emerging market securities, and hold foreign currency (see "Foreign Securities" and "Emerging Market Securities" below). The Fund may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies (see "Forward Contracts on Foreign Currency" and "Options on Foreign Currencies" below).


The Fund may invest in corporate asset-backed securities (see "Corporate Asset-Backed Securities" below). The Fund may write covered call and put options and purchase call and put options on securities and stock indexes in an effort to increase current income and for hedging purposes (see "Options" below). The Fund may also purchase and sell stock index and interest rate futures contracts and may write and purchase options thereon for hedging purposes and for non-hedging purposes, subject to applicable law (see "Futures Contracts and Options on Futures Contracts" below). In addition, the Fund may purchase portfolio securities on a "when-issued" or on a "forward delivery" basis (see "When-Issued Securities" below).

Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

FIXED INCOME SECURITIES: When and if available, the Fund may purchase fixed income securities at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.


FOREIGN SECURITIES: The Fund may also invest in foreign securities, which may be traded on foreign exchanges. The Fund may invest up to 50% (and expects generally to invest between 0% and 25%) of its total assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts ("ADRs")). Investing in foreign securities or on foreign exchanges may present a greater degree of risk than investing in domestic issuers. These risks include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in this country or abroad), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Therefore, an investment in shares of the Fund may be subject to a greater degree of risk than investments in other investment companies which invest exclusively in domestic securities.



AMERICAN DEPOSITARY RECEIPTS: The Fund may also invest in ADRs which are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities (described above) such as changes in exchange rates and more limited information about foreign issuers.



EMERGING MARKET SECURITIES: Consistent with the Fund's investment objective and policies and its ability to invest in foreign securities, the Fund may invest in securities of private issuers or governments located in emerging countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). For these purposes, emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the World Bank); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Fund may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derive 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.



RISK FACTORS REGARDING LOWER RATED SECURITIES: The Fund may invest to a limited extent in lower rated fixed income securities or comparable unrated securities. Investments in such securities while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or

BBB by Standard & Poor's Ratings Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch") or comparable unrated securities (commonly known as "junk bonds") are considered speculative. For a description of these ratings, see Appendix C to this Prospectus. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Fund but will be reflected in the net asset value of shares of the Fund. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by the Fund. To the extent the Fund invests in these lower rated fixed income securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality bonds. While the Adviser may refer to ratings issued by established credit rating agencies, it is not a policy of the Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality.


The Fund may also invest in fixed income securities rated Baa by Moody's or BBB by S&P or by Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.


LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the dividends or interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U S. Government securities).



REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn additional income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures which are intended to minimize any such risk.


WHEN-ISSUED SECURITIES: In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Fund will take delivery of such securities. In general, the Fund does not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase "when-issued" securities. See the SAI for additional information regarding "when-issued" securities.



RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund's investments in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.



CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the SAI for further information on these securities.



TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS -- The Fund may enter into transactions in options, futures and forward contracts on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the Fund's gross income. The types of instruments to be purchased and sold by the Fund are described in the SAI, which should be read in conjunction with the following section. In addition, the SAI contains a further discussion of the nature of the transactions which may be entered into and the risks associated therewith.


OPTIONS
OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options and purchase call and put options on securities. The Fund will write options on securities for the purpose of increasing its return on such securities and/or to protect the values of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS: The Fund may enter into interest rate futures contracts, stock index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, futures contracts on indices and foreign currency futures contracts are collectively referred to as "Futures Contracts.") The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices, and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of exchange rate changes on the Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Futures Contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.


OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options to buy or sell interest rate futures contracts and options on stock index futures contracts. (Unless otherwise specified, options on interest rate futures contracts and options on stock index futures contracts are collectively referred to as "Options on Futures Contracts.") Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by the

Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

FORWARD CONTRACTS ON FOREIGN CURRENCY: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund will enter into Forward Contracts for hedging and non-hedging purposes including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Fund may also enter into Forward Contracts for "cross hedging" purposes, e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the Fund may be required to forgo the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Such transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. The Fund has established procedures consistent with statements of the Securities and Exchange Commission (the "SEC") and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS:
Although the Fund will enter into certain transactions in Futures Contracts, Options on Futures Contracts, Forward Contracts and options for hedging purposes, such transactions do involve certain risks. For example, a lack of correlation between the index or instrument underlying an option, Futures Contract or Forward Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. "Cross hedging" transactions may involve greater correlation risks. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. As noted, the Fund may also enter into transactions in such instruments (except for options on foreign currencies) for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, as discussed in the SAI, which could increase the risks incurred by the Fund in entering into such transactions.


Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. The securities underlying options and Futures Contracts traded by the Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.


Transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, the Fund may sell Futures Contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the futures transaction will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction. The risks related to transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into by the Fund are set forth in greater detail in the SAI, which should be reviewed in conjunction with the foregoing discussion.



SHORT-TERM INVESTMENTS FOR DEFENSIVE PURPOSES: During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. See Appendix D to this Prospectus for a description of certain short-term obligations.


The investment objective and policies discussed above may be changed without shareholder approval.

ADDITIONAL RISK FACTORS

The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. However, the dividends paid by the Fund, if any, will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the Fund's expenses before it is distributed to shareholders.


In addition, the use of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes (e.g., to enhance current yield).


The portfolio of the Fund is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may promptly convert such currencies into dollars at the then-current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.



In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract it has entered into. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may promptly convert the foreign currencies to dollars at the then-current exchange rate, or may hold such currencies for an indefinite period of time.


While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.


Costs may be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. See the SAI for further discussion of foreign securities and the holding of foreign currency as well as the associated risks.



The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economics. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economics of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

The Fund has registered as a "non-diversified" investment company. As a result, the Fund is limited as to the percentage of its assets that may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. Government securities are not subject to any investment limitation. Since the Fund may invest a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence.

Given the above average investment risk inherent in the Fund, investment in shares of the Fund should not be considered a complete investment program and may not be appropriate for all investors.

PORTFOLIO TRADING


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For the fiscal year ended August 31, 1995, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate. For a further discussion of portfolio trading, see the SAI.


Since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their shares will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, any dividends the Fund pays will increase or decrease in relation to the income received from its investments.
                            ------------------------


The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


5.  MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- MFS manages the Fund pursuant to an Investment Advisory Agreement dated September 1, 1993 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Kenneth J. Enright, a Vice President of the Adviser, has been the Fund's portfolio manager since September 1, 1993. Mr. Enright has been employed by the Adviser since 1986. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.75% of the Fund's average daily net assets for its then-current fiscal year.


For the Fund's fiscal year ended August 31, 1995, MFS received management fees under the Advisory Agreement of $2,505,884 (0.75% of the Fund's average daily net assets).

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Variable Insurance Trust, MFS Union Standard Trust, MFS Institutional Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management, Inc., also provide investment advice to substantial private clients.



MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $41.5 billion on behalf of approximately 1.8 million investor accounts as of November 30, 1995. As of such date, the MFS organization managed approximately $17.3 billion of assets invested in equity securities and approximately $20.4 billion of assets invested in fixed income securities. Approximately $3.3 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and John R. Gardner. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Gardner are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman, President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr. and James O. Yost, all of whom are officers of MFS, are officers of the Trust.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypothekenund Weschsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS will have access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial will have access to the extensive U.S. equity investment expertise of MFS. One or more MFS investment analysts are expected to work for an extended period with Foreign & Colonial's portfolio managers and investment analysts at their offices in London. In return, one or more Foreign & Colonial employees are expected to work in a similar manner at MFS' Boston offices.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

6.  INFORMATION CONCERNING SHARES OF THE FUND


PURCHASES


Shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investment in the Fund.



The Fund offers two classes of shares (Class A and Class B shares) which bear sales charges and distribution fees in different forms and amounts, as described below:



CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.




PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:




                                                         SALES CHARGE* AS PERCENTAGE OF:       DEALER ALLOWANCE
                                                         -------------------------------       AS A PERCENTAGE
                                                         OFFERING          NET AMOUNT            OF OFFERING
               AMOUNT OF PURCHASE                          PRICE            INVESTED                PRICE
---------------------------------------------------------------------------------------------------------------
Less than $50,000................................           5.75%              6.10%                 5.00%
$50,000 but less than $100,000...................           4.75               4.99                  4.00
$100,000 but less than $250,000..................           4.00               4.17                  3.20
$250,000 but less than $500,000..................           2.95               3.04                  2.25
$500,000 but less than $1,000,000................           2.20               2.25                  1.70
$1,000,000 or more...............................           None**             None**             See Below**
---------------------------------------------------------------------------------------------------------------


 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.



**A CDSC will apply to such purchases, as discussed below.




MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.



PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following two circumstances, Class A shares are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:



 (i) on investments of $1 million or more in Class A shares; and



(ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, if the sponsoring organization demonstrates to the satisfaction of MFD that either
     (a) the employer has at least 25 employees or (b) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.



In the case of such purchases, MFD will pay a commission to dealers as follows:
1% on sales up to $5 million, plus 0.25% on the amount in excess of $5 million. Purchases of $1 million or more for each shareholder account will be aggregated over a 12-month period (commencing from the date of the first such purchase) for purposes of determining the level of commissions to be paid during the period with respect to such account. In addition, with respect to sales to retirement plans under the second circumstance described above, MFD may pay a commission, on sales in excess of $5 million to certain retirement plans, of 1% to certain dealers which, at MFD's invitation, enter into an agreement with MFD in which the dealer agrees to return any commission paid to it on the sale (or on a pro rata portion thereof) if the shareholder redeems his or her shares within a period of time after purchase as specified by MFD.



See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.



WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus.



CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:



                                      YEAR OF                               CONTINGENT
                                     REDEMPTION                           DEFERRED SALES
                                   AFTER PURCHASE                             CHARGE
                                   --------------                         --------------
                First...............................................              4%
                Second..............................................              4%
                Third...............................................              3%
                Fourth..............................................              3%
                Fifth...............................................              2%
                Sixth...............................................              1%
                Seventh and following...............................              0%



The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.



MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Class B Distribution Plan (see "Distribution Plans" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).



See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.



WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus.



CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Distribution Plan applicable to Class B shares. See "Distribution Plans" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.



GENERAL: The following information applies to purchases of all classes of the Fund's shares.



MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.



RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers). The Fund or MFD may reject or restrict any purchases by a particular purchaser or group, for example, when such purchase is contrary to the best interests of the Fund's other shareholders or otherwise would disrupt the management of the Fund.



MFD may enter into an agreement with shareholders who intend to make exchanges among certain classes of shares of certain MFS Funds (as determined by MFD) which follow a timing pattern, and with individuals or entities acting on such shareholders' behalf (collectively, "market timers"), setting forth the terms, procedures and restrictions with respect to such exchanges. In the absence of such an agreement, it is the policy of the Fund and MFD to reject or restrict purchases by market timers if (i) more than two exchange purchases are effected in a timed account in the same calendar quarter or (ii) a purchase would result in shares being held in timed accounts by market timers representing more than
(x) one percent of the Fund's net assets or (y) specified dollar amounts in the case of certain MFS Funds which may include the Fund and which may change from time to time. The Fund and MFD each reserve the right to request market timers to redeem their shares at net asset value, less any applicable CDSC, if either of these restrictions is violated.



DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A and Class B shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.



SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                            ------------------------


A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.



EXCHANGES



Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.



EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.



EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.



EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.



GENERAL: Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange

Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will usually occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers. Special procedures, privileges and restrictions with respect to exchanges may apply to market timers who enter into an agreement with MFD, as set forth in such agreement. See
"Purchases -- General -- Right to Reject Purchase Orders/Market Timing."



REDEMPTIONS AND REPURCHASES



A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.



REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or a letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.



REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designated to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.



REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.



CONTINGENT DEFERRED SALES CHARGE: Investments in Class A or Class B shares ("Direct Purchases") will be subject to a CDSC for a period of 12 months (in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or six years (in the case of purchases of Class B shares). Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.



At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions will be calculated as set forth in "Purchases" above.



The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.



GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.



SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.



REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.



INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See
"Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.



DISTRIBUTION PLANS



The Trustees have adopted separate Distribution Plans for Class A and Class B shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plans"), after having concluded that there is a reasonable likelihood that the Distribution Plans would benefit the Fund and its shareholders.



FEATURES COMMON TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain common features, as described below.



SERVICE FEES. Each Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A or Class B shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under each Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.



DISTRIBUTION FEES. Each Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plans, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the separate Distribution Plans. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.



OTHER COMMON FEATURES. Fees payable under each Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The Distribution Plans have substantially identical provisions with respect to their operating policies and their initial approval, renewal, amendment and termination.



FEATURES UNIQUE TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain features that are unique to each class of shares, as described below.

CLASS A DISTRIBUTION PLAN. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.



The distribution fee paid to MFD under the Class A Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See
"Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Class A Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.



CLASS B DISTRIBUTION PLAN. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.



Under the Class B Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).



CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's Class A and Class B distribution and service fees for its current fiscal year are 0.35% and 1.00% per annum, respectively.


DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income for any calendar year to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" below and "Shareholder Services -- Distribution Options." Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

TAX STATUS


The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, and to make distributions to its shareholders in accordance with the timing requirements imposed by the Code. It is not expected that the Fund will be required to pay any federal income or excise taxes, although foreign-source income earned by the Fund may be subject to foreign withholding taxes.



Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each shareholder will receive information for tax purposes on the Fund's dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, the portion, if any, representing a return of capital (which is generally free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld.

Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares just before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at a rate of 30% on dividends and certain other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to payments that have been subject to 30% withholding. Prospective investors should read the Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.

NET ASSET VALUE


The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on such Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets and dividing the difference by the number of outstanding shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Fund, one of eight series of the Trust, has two classes of shares, entitled Class A and Class B Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of shares of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and ratification of selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under its Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).



Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth above under "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

From time to time, the Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a class of shares of the Fund made at the maximum public offering price of shares of that class with all distributions reinvested and which, if quoted for periods of six years or less, will give effect to the imposition of the CDSC assessed upon redemptions of the Fund's Class B shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended August 31, 1995, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


7.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of all classes of all MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of any class of shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.


    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments, based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


DOLLAR COST AVERAGING PROGRAMS --

    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account twice monthly, monthly or quarterly. Required forms are available from the Shareholder Servicing Agent or investment dealers.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

                            ------------------------


The Fund's SAI, dated January 1, 1996, contains more detailed information about the Fund, including, but not limited to, information related to (i) investment objective, policies and restrictions, (ii) the Trustees, officers and investment adviser, (iii) portfolio trading, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) tax status of dividends and distributions, (vi) the Distribution Plans, (vii) the method used to calculate total rate of return quotations and (viii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A

                            WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B shares is waived (Section III).



I.  WAIVERS OF ALL APPLICABLE SALES CHARGES



In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares, as applicable, are waived:



  1. DIVIDEND REINVESTMENT



     - Shares acquired through dividend or capital gain reinvestment; and



     - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.



  2. CERTAIN ACQUISITIONS/LIQUIDATIONS



     - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.



  3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:



     - Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;



     - Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;



     - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;



     - Employees or registered representatives of dealers and other financial institutions ("dealers") which have a sales agreement with MFD;



     - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to an MFS Fund; and



     - Institutional Clients of MFS or MFS Asset Management, Inc. ("AMI").



  4. INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)



     - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

  5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:



     INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")



     - Death or disability of the IRA Owner.



     SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")



     - Death, disability or retirement of 401(a) or ESP Plan participant;



     - Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);



     - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);



     - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);



     - Tax-free return of excess 401(a) or ESP Plan contributions;



     - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFS Service Center, Inc. (the "Shareholder Servicing Agent"); and



     - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.



     SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")



     - Death or disability of SRO Plan participant.



  6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:



     - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and



     - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II.  WAIVERS OF CLASS A SALES CHARGES



In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:



  1. INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS



     - Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD; (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.



  2. WRAP ACCOUNT INVESTMENTS



     - Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.



  3. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS



     - Shares acquired by insurance company separate accounts.



  4. RETIREMENT PLANS



     ADMINISTRATIVE SERVICES ARRANGEMENTS



     - Shares acquired by retirement plans whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.



     REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS



     - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.



     SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
CIRCUMSTANCES:



     IRAS



     - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and


     - Tax-free returns of excess IRA contributions.



     401(A) PLANS



     - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and


     - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.



     ESP PLANS AND SRO PLANS



     - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

III. WAIVERS OF CLASS B SALES CHARGES



In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:



  1. SYSTEMATIC WITHDRAWAL PLAN



     - Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.



  2. DEATH OF OWNER



     - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.



  3. DISABILITY OF OWNER



     - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).



  4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:



     IRAS, 401(A) PLANS, ESP PLANS AND SRO PLANS



     - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.



     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")



     - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and



     - Death or disability of a SAR-SEP Plan participant.

                                                                      APPENDIX B



                        DESCRIPTION OF INDUSTRY SECTORS



        The Fund seeks to achieve its investment objective by varying the weighting of its portfolio among the following 13 industry sectors (i.e., industry groupings).


        (1) AUTOS AND HOUSING SECTOR: companies engaged in the design, production and sale of automobiles, automobile parts, mobile homes and related products, and in the design, construction, renovation and refurbishing of residential dwellings. The value of automobile industry securities is affected by foreign competition, consumer confidence, consumer debt and installment loan rates. The housing construction industry is affected by the level of consumer confidence, consumer debt, mortgage rates and the inflation outlook.

        (2) BASIC MATERIALS AND CONSUMER STAPLES SECTOR: companies engaged in providing consumer goods and services such as: the design, processing, production and storage of packaged, canned, bottled and frozen foods and beverages; and the design, production and sale of home furnishings, appliances, clothing, accessories, cosmetics and perfumes. Certain such companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

        (3) DEFENSE AND AEROSPACE SECTOR: companies engaged in the research, manufacture or sale of products or services related to the defense and aerospace industries, such as: air transport; data processing or computer-related services; communications systems; military weapons and transportation; general aviation equipment, missiles, space launch vehicles and spacecraft; units for guidance, propulsion and control of flight vehicles; and airborne and ground-based equipment essential to the test, operation and maintenance of flight vehicles. Since such companies rely largely on U.S. (and other) governmental demand for their products and services, their financial conditions are heavily influenced by federal (and other governmental) defense spending policies.

        (4) ENERGY SECTOR: companies in the energy field, including oil, gas, electricity and coal as well as nuclear, geo-thermal, oil shale and solar sources of energy. The business activities of companies comprising this sector may include: production, generation, transmission, marketing, control or measurement of energy or energy fuels; provision of component parts or services to companies engaged in such activities; energy research or experimentation; environmental activities related to the solution of energy problems; and activities resulting from technological advances or research discoveries in the energy field. The value of such companies' securities varies based on the price and supply of energy fuels and may be affected by events relating to international politics, energy conservation, the success of exploration projects, and the tax and other regulatory policies of various governments.

        (5) FINANCIAL SERVICES SECTOR: companies providing financial services to consumers and industry, such as: commercial banks and savings and loan associations; consumer and industrial finance companies; securities brokerage companies; leasing companies; and firms in all segments of the insurance field (such as multiline, property and casualty, and life insurance). These kinds of companies are subject to extensive governmental regulations, some of which regulations are currently being studied by Congress. The profitability of these groups may fluctuate significantly as a result of volatile interest rates and general economic conditions.

        (6) HEALTH CARE SECTOR: companies engaged in the design, manufacture or sale of products or services used in connection with health care or medicine, such as: pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic and biochemical research and development; and companies involved in the operation of health care facilities. Many of these companies are subject to government regulation, which could affect the price and availability of their products and services. Also, products and services in this sector could quickly become obsolete.

        (7) INDUSTRIAL GOODS AND SERVICES SECTOR: companies engaged in the research, development, manufacture or marketing of products, processes or services related to the agriculture, chemicals, containers, forest products, non-ferrous metals, steel and pollution control industries, such as: synthetic and natural materials, for example, chemicals, plastics, fertilizers, gases, fibers, flavorings and fragrances; paper; wood products; steel and cement. Certain companies in this sector are subject to regulation by state and federal authorities, which could require alteration or cessation of production of a product, payment of fines or cleaning of a disposal site. In addition, since some of the materials and processes used by these companies involve hazardous components, there are risks associated with their production, handling and disposal. The risk of product obsolescence is also present.

        (8) LEISURE SECTOR: companies engaged in the design, production or distribution of goods or services in the leisure industry, such as: television and radio broadcast or manufacture; motion pictures and photography; recordings and musical instruments; publishing; sporting goods, camping and recreational equipment; sports arenas; toys and games; amusement and theme parks; travel-related services and airlines; hotels and motels; fast food and other restaurants; and gaming casinos. Many products produced by companies in this sector -- for example, video and electronic games -- may quickly become obsolete.

        (9) RETAILING SECTOR: companies engaged in the retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products and other consumer goods, such as: department stores; supermarkets; and retail chains specializing in particular items such as shoes, toys or pharmaceuticals. The value of securities in this sector will fluctuate based on consumer spending patterns, which depend on inflation and interest rates, level of consumer debt and seasonal shopping habits. The success or failure of a particular company in this highly competitive sector will depend on such company's ability to predict rapidly changing consumer tastes.

        (10) TECHNOLOGY SECTOR: companies which are expected to have or develop products, processes or services which will provide or will benefit significantly from technological advances and improvements or future automation trends in the office and factory, such as: semiconductors; computers and peripheral equipment; scientific instruments; computer software; telecommunications; and electronic components, instruments and systems. Such companies are sensitive to foreign competition and import tariffs. Also, many products produced by companies in this sector may quickly become obsolete.

        (11) TRANSPORTATION SECTOR: companies involved in the provision of transportation of people and products, such as: airlines, railroads and trucking firms. Revenues of companies in this sector will be affected by fluctuations in fuel prices resulting from domestic and international events, and government regulation of fares.

        (12) UTILITIES SECTOR: companies in the public utilities industry and companies deriving a substantial majority of their revenues through supplying public utilities such as: companies engaged in the manufacture, production, generation, transmission and sale of gas and electric energy; and companies engaged in the communications field, including telephone, telegraph, satellite, microwave and the provision of other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

        (13) FOREIGN SECTOR: companies whose primary business activity takes place outside of the United States. The securities of foreign companies would be heavily influenced by the strength of national economies, inflation levels and the value of the U.S. dollar versus foreign currencies. Investments in the Foreign Sector will be subject to certain risks not generally associated with domestic investments.

        Diversified companies will generally be included in the sector of their predominant industry activity, as determined by the Adviser.

                                                                      APPENDIX C
                          DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, DEBT INSTRUMENTS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE DEBT INSTRUMENTS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD.

                        MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                        STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated 'AAA' has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB: Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B: Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-'rating.

CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C: The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating 'CI' is reserved for income bonds on which no interest is being paid.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                         FITCH INVESTORS SERVICE, INC.


AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                                                      APPENDIX D


               DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
           U.S. GOVERNMENT AGENCIES, AUTHORITIES OR INSTRUMENTALITIES

U.S. GOVERNMENT OBLIGATIONS -- are issued by the Treasury and include bills, certificates of indebtedness, notes and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Tennessee Valley Authority, the bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks and Federal Land Banks, as well as those listed below.

FEDERAL FARM CREDIT CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration. These bonds are not guaranteed by the U.S. Government.

MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of Transportation of the U.S. Government.

FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government and are fully and unconditionally guaranteed by the U.S. Government.

GNMA CERTIFICATES -- are mortgage-backed securities, with timely payment guaranteed by the full faith and credit of the U.S. Government, which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is also insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration.

FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S. Government.

FEDERAL HOME LOAN BANK BONDS -- are bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

FINANCING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation.

FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S. Government.

RESOLUTION FUNDING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation.

STUDENT LOAN MARKETING ASSOCIATION DEBENTURES -- are debentures backed by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

TENNESSEE VALLEY AUTHORITY BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

Some of the foregoing obligations, such as Treasury bills and GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Government; others, such as securities of FNMA, by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to instrumentalities sponsored by the U.S. Government as it is not obligated by law, in certain instances, to do so.

Although this list includes a description of the primary types of U.S. Government agency, authorities or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                DESCRIPTION OF SHORT-TERM INVESTMENTS OTHER THAN
                          U.S. GOVERNMENT OBLIGATIONS

CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

BANKERS' ACCEPTANCES -- are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations in order to finance long-term credit needs.

A-1 AND P-1 COMMERCIAL PAPER RATINGS

Description of S&P, Moody and Fitch's highest commercial paper ratings:

The rating "A" is the highest commercial paper rating assigned by S&P and Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

                                         [LOGO]

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-4500

Distributor                              MFS[R] MANAGED SECTORS FUND
MFS Fund Distributors, Inc.
500 Boylston Street                      Prospectus
Boston, MA 02116                         January 1, 1996
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



[LOGO]


MFS[R] MANAGED SECTORS FUND
500 Boylston Street
Boston, MA 02116

                                         MMS-1 1/96/81M 08/208



LOGO


MFS(R) MANAGED                          STATEMENT OF
SECTORS FUND                            ADDITIONAL INFORMATION
(A member of the MFS Family of
  Funds(R))                             January 1, 1996
--------------------------------------------------------------------------------------------------



                                                                                              Page
                                                                                              ----
  1.  Definitions...........................................................................     2
  2.  Investment Objective, Policies and Restrictions.......................................     2
  3.  Management of the Fund................................................................    14
      Trustees..............................................................................    14
      Officers..............................................................................    15
      Investment Adviser....................................................................    15
      Investment Advisory Agreement.........................................................    15
      Custodian.............................................................................    16
      Shareholder Servicing Agent...........................................................    16
      Distributor...........................................................................    16
  4.  Portfolio Transactions and Brokerage Commissions......................................    17
  5.  Shareholder Services..................................................................    19
      Investment and Withdrawal Programs....................................................    19
      Exchange Privilege....................................................................    21
      Tax-Deferred Retirement Plans.........................................................    21
  6.  Tax Status............................................................................    22
  7.  Distribution Plans....................................................................    23
  8.  Determination of Net Asset Value and Performance......................................    24
  9.  Description of Shares, Voting Rights and Liabilities..................................    26
 10.  Independent Auditors and Financial Statements.........................................    27
      Appendix A............................................................................    28


MFS MANAGED SECTORS FUND
A Series of MFS Series Trust I
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information (the "SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated January 1, 1996. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).



THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                 --  MFS Managed Sectors Fund, a
                           non-diversified series of
                           MFS Series Trust I (the
                           "Trust"). The Fund was known
                           as MFS Lifetime Managed
                           Sectors Fund and was a
                           separate open-end
                           diversified management
                           company, organized as a
                           Massachusetts business trust
                           in 1986 and known as Life-
                           time Managed Sectors Trust
                           prior to August 3, 1992. The
                           Fund became a series of the
                           Trust on June 3, 1993.
"MFS" or the "Adviser" --  Massachusetts Financial
                           Services Company, a Delaware
                           corporation.
"MFD"                  --  MFS Fund Distributors, Inc.,
                           a Delaware corporation.
"Prospectus"           --  The Prospectus of the Fund,
                           dated January 1, 1996, as
                           amended or supplemented from
                           time to time.


2. INVESTMENT OBJECTIVE, POLICIES AND
   RESTRICTIONS

The investment objective, policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.

SECURITIES LENDING


The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 20% of the value of the Fund's total assets.


WHEN-ISSUED SECURITIES

The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain would not be tax-exempt. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

CORPORATE ASSET-BACKED SECURITIES

The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

REPURCHASE AGREEMENTS


The Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.


The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

FOREIGN SECURITIES

The Fund may invest up to 50% (and expects generally to invest between 0% and 25%) of its total assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts). As discussed in the Prospectus, investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.


AMERICAN DEPOSITARY RECEIPTS



The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.


OPTIONS

OPTIONS ON SECURITIES -- As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by the Fund may be covered in the manner set forth below.

A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash, short-term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash, short-term money market instruments or high quality debt securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike options," grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
(ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES -- As noted in the Prospectus, the Fund may write
(sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining cash, short-term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may enter into interest rate futures contracts, stock index futures contracts and/or foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, futures contracts on indices and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency is delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the

Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "marking to the market."


Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate futures contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities.

As noted in the Prospectus, the Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

OPTIONS ON FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and write options to buy or sell futures contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodities Futures Trading Commission ("CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or securities in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of cash, short-term money market instruments or high quality debt securities in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY

As noted in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") for hedging and non-hedging purposes. Forward Contracts may be used for hedging to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into Forward Contracts for hedging purposes similar to those described above in connection with foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a fixed income security denominated in a foreign currency. In addition, the Fund may enter into Forward Contracts for "cross hedging" purposes; e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates or natural resources prices, but will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Fund will profit if the anticipated movements in foreign currency exchange rates occurs, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.


The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high quality debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.


OPTIONS ON FOREIGN CURRENCIES

As noted in the Prospectus, the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO. The Fund's abilities effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indexes, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.


In writing a covered call option on a security, index or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.


The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that the Fund may enter into transactions in options (except for options on foreign currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

The Fund also may enter into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which could expose the Fund to significant risk of loss if foreign currency exchange rates, equity prices or interest rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this Statement of Additional Information, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indexes, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options.


When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby ensuring that the leveraging effect of such futures is minimized.


The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a fund, cannot exceed 15% of the fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

                            ------------------------

THE POLICIES STATED ABOVE ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, AS MAY THE FUND'S INVESTMENT OBJECTIVE.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or of a class or series, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or of a series or class, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

     The Fund may not:

    (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith, are not considered a pledge of assets.

    (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

    (3) Purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future or forward delivery of securities or foreign currencies and related options, and except Futures Contracts and Options on Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

    (4) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

    (5) Purchase the securities of any issuer if (as to 50% of the value of its total assets) such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than U.S. Government securities.

    (6) Purchase voting securities of any issuer if (as to 50% of the value of its total assets) such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

    (7) Invest for the purpose of exercising control or management.

    (8) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

    (9) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies.

    (10) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

    (11) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

    (12) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

    (13) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

As a non-fundamental policy, the Fund will not knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested.

OTHER OPERATING POLICIES

The Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 33 1/3%.

These operating policies are not fundamental and may be changed without shareholder approval.

3. MANAGEMENT OF THE FUND

The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A. KEITH BRODKIN*, Chairman and President
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY*

Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


MARSHALL N. COHAN
Private Investor. Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D.
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School,
  Professor of Surgery. Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield &
  Son Ltd., Chairman. Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director. Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III

Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual fund), Trustee. Address: 110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT*
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES*
Massachusetts Financial Services Company, President

J. DALE SHERRATT
Insight Resources, Inc. (acquisition planning specialists), President (since
  January 1990); Address: One Liberty Square, Boston, Massachusetts

WARD SMITH
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director; Society Corporation (bank holding company), Director (prior to April 1992); Society National Bank (commercial bank); Director (prior to April 1992). Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio

OFFICERS

W. THOMAS LONDON* Treasurer
Massachusetts Financial Services Company, Senior Vice President and Assistant
  Treasurer

STEPHEN E. CAVAN* Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.* Assistant Secretary

Massachusetts Financial Services Company, Vice President and Associate General
  Counsel


JAMES 0. YOST* Assistant Treasurer
Massachusetts Financial Services Company, Vice President
---------------


* "Interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.


The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current years service and amortize past service cost.



Set forth in Appendix A -- hereto is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.



As of November 30, 1995, the Trustees and officers, as a group, owned less than 1% of the Fund's shares outstanding on that date.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER



MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.) which is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").


INVESTMENT ADVISORY AGREEMENT

The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Fund dated as of September 1, 1993 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to the sum of 0.75% of the Fund's average daily net assets.


For the fiscal year ended August 31, 1995, the nine-month period ended August 31, 1994 and the fiscal year ended November 30, 1993, MFS received fees under the Advisory Agreement of $2,505,884, $1,952,229 and $2,065,624, respectively.


In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reductions and reimbursements in response to any amendment or rescission of the various state requirements.


The Fund pays all of the Fund's expenses (other than those assumed by the Adviser or MFD) including Trustees fees discussed above; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing share certificates, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions and, in general, administering its affairs.


The Advisory Agreement with the Fund will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Trustees have reviewed and approved as in the best interests of the Fund and the shareholders the custodial arrangements with Chase Manhattan Bank, N.A., for securities of the Fund held outside the United States. The Custodian also serves as the dividend and distribution disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust, dated as of September 10, 1986 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR


MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated as of January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of the Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).


Class A shares of the Fund may be sold at their net asset value to certain persons and in certain transactions as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B SHARES: MFD acts as agent in selling Class B shares of the Fund to dealers. The public offering price of Class B shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Funds shares.


During the fiscal year ended August 31, 1995, MFD received sales charges of $16,545 and dealers received sales charges of $102,485 (as their concession on gross sales charges of $119,030) for selling Class A shares of the Fund; the Fund received $3,843,850 representing the aggregate net asset values of such shares. During the nine-month period ended August 31, 1994, MFD received sales charges of $18,287 and dealers received sales charges of $111,235 (as their concession on gross sales charges of $129,522) for selling Class A shares of the Fund; the Fund received $3,347,931 representing the aggregate net asset values of such shares. During the period September 20, 1993 through November 30, 1993, MFD received sales charges of $1,060 and dealers received sales charges of $6,107 (as their concession on gross sales charges of $7,167) for selling Class A shares of the Fund; the Fund received $222,849 representing the aggregate net asset value of such shares.



During the fiscal year ended August 31, 1995, the nine-month period ended August 31, 1994, and the fiscal year ended November 30, 1993 the CDSC imposed on redemptions of Class B shares was approximately $175,565, $221,844 and $362,000, respectively.



The Distribution Agreement will remain in effect until August 1, 1996 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4. PORTFOLIO TRANSACTIONS AND
   BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $20,000 of commission business from the MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of the Lipper Directors' Analytical Data Service (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the fiscal year ended November 30, 1995, the Fund paid total brokerage commissions of $1,220,258. For the nine-month period ended August 31, 1994, the Fund paid total brokerage commissions of $1,382,311. For the fiscal year ended November 30, 1993, the Fund paid total brokerage commissions of $790,279. Not all of the Fund's transactions are equity security transactions which involve the payment of brokerage commissions. During the fiscal year ended August 31, 1995, the Fund acquired and sold securities issued by Charles Schwab Corp., a regular broker-dealer of the Fund.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

5. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with all classes of shares of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable) the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of all classes of shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level (see "Purchases" in the Prospectus for the sales charges on quantity purchases). For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares made in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CSDC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


INVEST BY MAIL: Additional investments of $50 or more in the Fund may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing signed by the record owner(s) exactly as shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of the month, the Exchange Change Request will be effective for the following month's exchange.


A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of other MFS Funds (except MFS Money Market Fund MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where such shares are acquired through direct purchase of reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in the MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares or shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase, in the case of Class B shares or 12 months of the initial purchase in the case of certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing signed by the record owner(s) exactly as the shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all of the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the requirements set forth above.


No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the MFS Funds, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of state-specific shares of each series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund are available for purchase by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;


  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");


  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

6. TAX STATUS


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains (whether paid in cash or reinvested in additional shares) are taxable to shareholders as ordinary income for federal income tax purposes. A portion of the Fund's ordinary income dividends (but none of its capital gain distributions) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes, regardless of how long they have owned shares in the Fund. Fund dividends declared in October, November, or December, payable to shareholders of record in such a month, and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.



Any dividend or distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares shortly before the record date of a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase without payment of an additional sales charge (including purchases by exchange or by reinvestment) of Class A shares of the Fund or of another MFS Fund (or other shares of an MFS Fund generally sold subject to a sales charge).



The Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders.



Any investment in zero coupon securities, deferred interest bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to realize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.



The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, and Forward Contracts, to the extent necessary to meet the requirements of Subchapter M of the Code.



Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund generally will be treated as ordinary income or losses. The holding of foreign currencies and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of taxes on the Fund.



Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to its shareholders foreign tax credits or deductions with respect to foreign taxes paid by the Fund. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate or an exemption from foreign tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments made to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower treaty rate may be permitted. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period applicable to such claims. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments which have been subject to 30% withholding. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.



Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.



7. DISTRIBUTION PLANS



The Trustees have adopted separate Distribution Plans for Class A and Class B shares (the "Distribution Plans") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that each Distribution Plan would benefit the Fund and the respective class of shareholders. The Distribution Plans are designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent that the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.



The Distribution Plans are described in the Prospectus under the caption "Distribution Plans," which is incorporated herein by reference. The following information supplements this Prospectus discussion.



SERVICE FEES: With respect to the Class A Distribution Plan, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or
(ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.



With respect to the Class B Distribution Plan, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.



MFD or its affiliates shall be entitled to receive any service fee payable under any Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.



DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plans is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended August 31, 1995, the Fund paid the following Distribution Plan expenses:



                             AMOUNT OF      AMOUNT OF       AMOUNT OF
                            DISTRIBUTION   DISTRIBUTION    DISTRIBUTION
                            AND SERVICE    AND SERVICE     AND SERVICE
                             FEES PAID    FEES RETAINED   FEES RECEIVED
    DISTRIBUTION PLANS        BY FUND         BY MFD        BY DEALERS
Class A Distribution Plan    $  449,075      $ 53,341       $  395,734
Class B Distribution Plan    $2,058,107      $ 66,557       $1,991,550



GENERAL: Each of the Distribution Plans will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). Each of the Distribution Plans also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. Each of the Distribution Plans may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to any of the Distribution Plans entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under any of the Distribution Plans must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. None of the Distribution Plans may be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in any of the Distribution Plans or in any related agreement.


8. DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

NET ASSET VALUE


The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, Futures Contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options and Forward Contracts, for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, in its capacity as the Fund's distributor, prior to the close of the business day.


PERFORMANCE INFORMATION


TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the current maximum sales charge (currently 5.75% ) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year perform-ance and which may or may not reflect the effect of the maximum sales charge or CDSC. The average annual total rate of return for Class B shares, reflecting the CDSC, for the one-year and five-year periods ended August 31, 1995 and for the period from December 29, 1986 (the Fund's commencement of investment operations) to August 31, 1995 was 21.20%, 16.70% and 14.75%, respectively. The average annual total rates of return for Class B shares, not giving effect to the CDSC, for the one-year and five year periods ended August 31, 1995 and for the period from December 29, 1986 (the Fund's commencement of investment operations) to August 31, 1995 was 25.19%, 16.91% and 14.75%, respectively. The Fund's average annual total rate of return for Class A shares, reflecting the initial sales charges, for the one-year period ended August 31, 1995 and for the period from September 20, 1993 (commencement of offering of this class of shares) to August 31, 1995, was 18.85% and 11.46%, respectively. The Fund's average annual total rate of return for Class A Shares not reflecting the initial sales charges, for the one-year period ended August 31, 1995 and for the period from September 20, 1993 (commencement of offering of this class of shares) to August 31, 1995, was 26.12% and 14.91%, respectively.



PERFORMANCE RESULTS -- The performance results for Class B shares below, based on an assumed initial investment of $10,000 in Class B shares, cover the period from December 29, 1986 through December 31, 1994. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. Any performance results or total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).


                           MFS MANAGED SECTORS FUND B


       YEAR ENDED        DIRECT       CAPITAL GAIN       DIVIDEND        TOTAL
       DECEMBER 31     INVESTMENT     REINVESTMENT     REINVESTMENT      VALUE
       -----------     ----------     ------------     ------------     -------
         1986            $ 9,846         $    0           $    0        $ 9,846
         1987             11,846              0               42         11,888
         1988             12,353              0              178         12,531
         1989             17,230              0              301         17,531
         1990             14,876              0              260         15,136
         1991             23,738              0              414         24,152
         1992             23,707            971              413         25,091
         1993             20,276          5,339              400         26,015
         1994             18,092          5,924            1,078         25,094

EXPLANATORY NOTES: The results shown in the table take into account the Rule 12b-1 fees but not the CDSC. No adjustment has been made for any income taxes payable by shareholders.

From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following:
Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Saloman Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks.


MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed/income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


  -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first
     Trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders of experts.


9. DESCRIPTION OF SHARES, VOTING RIGHTS
   AND LIABILITIES


The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and seven other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of the Fund, Class A shares and Class B shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights (except as described in "Purchases Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


10. INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS



Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.



The Portfolio of Investments at August 31, 1995, the Statement of Assets and Liabilities at August 31, 1995, the Statement of Operations for the year ended August 31, 1995, the Statement of Changes in Net Assets for the year ended August 31, 1995, nine months ended August 31, 1994 and the year ended November 30, 1993, the Financial Highlights table for the year ended August 31, 1995, nine months ended August 31, 1994 and the year ended November 30, 1993 and for each of the years in the seven-year period ended November 30, 1993, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A

                           TRUSTEE COMPENSATION TABLE


                                                        RETIREMENT BENEFIT         ESTIMATED          TOTAL TRUSTEE FEES
                                     TRUSTEE FEES       ACCRUED AS PART OF       CREDITED YEARS         FROM FUND AND
               TRUSTEE               FROM FUND(1)        FUND EXPENSE(1)         OF SERVICE(2)         FUND COMPLEX(3)
------------------------------------------------------------------------------------------------------------------------
Richard B. Bailey....................    $3,500               $  685                   10                  $226,221
A. Keith Brodkin.....................       -0-                  -0-                  N/A                       -0-
Marshall N. Cohan....................     3,950                1,700                   14                   147,274
Dr. Lawrence Cohn....................     3,500                  350                   18                   133,524
Sir David Gibbons....................     3,500                1,251                   13                   132,024
Abby M. O'Neill......................     3,275                  491                   10                   125,924
Walter E. Robb, III..................     3,950                1,912                   15                   147,274
Arnold D. Scott......................       -0-                  -0-                  N/A                       -0-
Jeffrey L. Shames....................       -0-                  -0-                  N/A                       -0-
J. Dale Sherratt.....................     3,950                  395                   20                   147,274
Ward Smith...........................     3,950                  609                   13                   147,274



(1) For fiscal year ended August 31, 1995.

(2) Based on normal retirement age of 75.

(3) For calendar year 1994. All Trustees receiving compensation served as Trustees of 36 funds within the MFS fund complex (having aggregate net assets at December 31, 1994, of approximately $9.7 billion) except Mr. Bailey, who served as Trustee of 56 funds within the MFS fund complex (having aggregate net assets at December 31, 1994, of approximately $24.4 billion).


          ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)


                                                             YEARS OF SERVICE
                                                ------------------------------------------
                       AVERAGE TRUSTEE FEES      3         5          7        10 OR MORE
------------------------------------------------------------------------------------------
                              $2,950            $443     $  738     $1,033       $ 1,475
                               3,230             485        808      1,131         1,615
                               3,510             527        878      1,229         1,755
                               3,790             569        948      1,327         1,895
                               4,070             611      1,018      1,425         2,035
                               4,350             653      1,088      1,523         2,175

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617)954-5000

DISTRIBUTOR

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116
(617)954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800)225-2606

Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS

Deloitte & Touche LLP

125 Summer Street, Boston, MA 02110

MFS(R)MANAGED SECTORS
FUND

500 BOYLSTON STREET
BOSTON, MA 02116


LOGO                                                     MMS-13 1/96/.5M  08/208

                                                               Annual Report for
                                                                      Year Ended
                                                                 August 31, 1995


[Logo] MFS [SM]
THE FIRST NAME IN MUTUAL FUNDS


MFS [R] Managed Sectors Fund


[A photo of a keyboard.]

MFS [R] MANAGED SECTORS FUND

TRUSTEES
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor;
Director, Rockefeller Financial Services, Inc.
(Investment Advisers)

Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc.
(Corporate Financial Consultants)

Arnold D. Scott* - Senior Executive Vice
President and Secretary, Massachusetts
Financial Services Company

Jeffrey L. Shames* - President, Massachusetts
Financial Services Company

J. Dale Sherratt - President, Insight
Resources, Inc. (Acquisition Planning
Specialists)

Ward Smith - Former Chairman (until 1994),
NACCO Industries; Director, Sundstrand
Corporation


INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Kenneth J. Enright*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Deloitte & Touche LLP


INVESTOR INFORMATION
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time.
(To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and
exchanges, call toll free: 1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.




*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

During the six months ended August 31, 1995, the stock market advanced strongly as investors reacted positively to the Federal Reserve Board's apparent success in engineering a "soft landing" of the domestic economy through a more restrictive monetary policy. The result of the credit tightening in 1994 and early 1995 has been a slowdown in economic activity, marked by lower interest rates and low inflation, with continued positive growth. All of these are favorable attributes for stocks and investors responded accordingly, pushing all of the major stock market indices decidedly higher year to date. The breadth of the markets' upward move has been fairly broad, with particular strength exhibited in the technology, financial services, health care and transportation industries. Consensus expectations have recently shifted towards a modest pickup in economic activity, with stable to slightly higher interest rates and inflation.

      For the 12 months ended August 31, 1995, the stock market, as measured by the Standard & Poor's 500 Composite Index (a popular, unmanaged index of common stock performance) returned +21.42%. During this same period, Class A shares of the Fund provided a total return of +26.12%, while Class B shares had a total return of +25.19%. Both of these returns assume the reinvestment of distributions but exclude the effects of any sales charges.

Economic Outlook

Moderate, but sustainable growth appears to be the hallmark of the economic expansion's fifth year. After slowing earlier in the summer, consumer spending and homebuying were showing renewed strength by August 31, while businesses continued to work off excess inventories and reduce factory output. Meanwhile, overseas economies, particularly those of Germany and Japan, have not recovered as expected, limiting U.S. export growth. However, we believe the Federal Reserve's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough confidence to help maintain 2 1/2% to 3% real (adjusted for inflation) growth in gross domestic product, at least through 1995.

Stock Market

After several months of very strong performance in 1995, the stock market became somewhat volatile in the last few weeks before August 31 as concerns about interest rates had a negative effect on stock prices. At the same time, the technology sector, which had been one of the best-performing sectors this year, came under significant pressure this summer because of concerns that these stocks had become overpriced relative to expected earnings. Still, the longer-term outlook for technology and other growth sectors, such as leisure and household products, remains favorable, as do the prospects for many small-company stocks because of their growth potential relative to larger companies. Also, companies' increasing emphasis on cost containment, coupled with their growing use of technology, have helped keep them competitive and reasonably profitable. Finally, we have been watching with interest the recent series of corporate mergers in such industries as banking, entertainment, health care and consumer products. Unlike previous merger waves, which were often intended to build conglomerates of loosely related or unrelated businesses, this year's mergers of similar companies seem to be more rationally based on the goal of helping the merged companies reduce costs and, in general, be more competitive. Looking ahead, we believe these factors, along with a stabilizing interest rate environment and a continuation of favorable earnings reports, will help maintain the stock market's positive momentum.

Portfolio Performance and Strategy

The Fund's investments continue to be concentrated in four of the same sectors outlined in our February 28, 1995 semiannual report: technology, leisure, financial services and energy, although the composition of those holdings has changed to some degree, as have the weightings. Specifically, our investments in the energy, leisure and financial services sectors were reduced, while our holdings in technology were increased modestly, primarily through market appreciation. The consumer staples sector was eliminated, while retail stocks became our fifth sector weighting. The retail industry, in general, continues to be under pressure due to an excess number of stores, while the growth of disposable consumer income remains modest. The Fund's focus is on the department store segment, where cost savings driven by consolidation are helping make the survivors stronger competitors in what will continue to be a difficult environment. While retail stocks have been laggard performers, their current valuations are attractive, in our opinion. The Fund has also added to holdings with more economic sensitivity, such as General Motors, Boise Cascade, Champion International, AGCO and Tyco International, due to our expectations that the economy will pick up during the second half of 1995 and into 1996.

      The Fund's strong performance during the past six months was aided by its overweighting in technology (particularly in the media software and semi-conductor areas), financial services companies (which have exhibited good earnings growth in the benign interest rate environment, augmented by expectations of further consolidation) and energy (where worldwide drilling activity has been stimulated by higher oil prices).

      The Fund remains non-diversified and concentrated in the sectors mentioned above. We continue to search for attractively valued companies, but recognize the fact that, given the strong market advance year to date, many sector valuations appear to be approaching fair value, thus precipitating a slightly more cautious outlook.

      As always, we will continue to scrutinize all of our holdings and are confident that the current structure of the Fund is appropriate in the current market environment.

      We appreciate your support and welcome any questions or comments you may have.

Respectfully,



[A photo of A. Keith Brodkin,              [A photo of Kenneth J, Enright
 Chairman and President.]                   Portfolio Manager.]


/s/ A. Keith Brodkin                        /s/ Kenneth J. Enright

A. Keith Brodkin                            Kenneth J. Enright
Chairman and President                      Portfolio Manager
September 12, 1995



OBJECTIVE AND POLICIES

The Fund's investment objective is to seek capital appreciation. Dividend income, if any, is incidental to the Fund's objective. To achieve its objective, the Fund varies the weighting of its portfolio among 13 equity sectors, which include autos and housing, basic materials and consumer staples, defense and aerospace, energy, financial services, foreign securities, health care, industrial goods and services, leisure, retailing, technology, transportation and utilities.

As much as 50% of the Fund's assets may be invested in one sector or in cash. Generally, at least 90% of the Fund's assets will be invested in up to five of the industry sectors or in cash.

PORTFOLIO MANAGER PROFILE

Ken Enright has been a member of the MFS investment staff since 1986. A graduate of Boston State College and of the Babson College Graduate School of Business Administration, he began his career at MFS in the Research Department and was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988. Mr. Enright became Portfolio Manager of MFS Managed Sectors Fund in 1993.


PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1995
                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
================================================================================
Telephone & Data Systems, Inc.                                              5.31
--------------------------------------------------------------------------------
Harrah's Entertainment, Inc.                                                3.98
--------------------------------------------------------------------------------
Rogers Communications, Inc.                                                 3.78
--------------------------------------------------------------------------------
Intel Corp.                                                                 3.64
--------------------------------------------------------------------------------
Electronic Arts, Inc.                                                       3.52
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                  3.16
--------------------------------------------------------------------------------
Spectrum Holobyte, Inc.                                                     2.87
--------------------------------------------------------------------------------
AGCO Corp.                                                                  2.57
--------------------------------------------------------------------------------
Snyder Oil Corp.                                                            2.54
--------------------------------------------------------------------------------
Federated Department Stores, Inc.                                           2.50
--------------------------------------------------------------------------------

TAX FORM SUMMARY

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

For the year ended August 31, 1995, the distributions from long-term capital gains are $14,320,735.

PERFORMANCE

The information on the following page illustrates the historical performance of MFS Managed Sectors Fund Class B shares in comparison to various market indicators. Fund results in the graph do not reflect the deduction of any contingent deferred sales charge (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Class A shares were offered effective September 20, 1993. Information on Class A share performance appears on the next page.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from January 1, 1987 to August 31, 1995)

[Line graph representing the growth of a $10,000 investment for the period from January 1, 1987 to August 31, 1995. The graph is scaled from $10,000 to $50,000 in $10,000 segments. The years marked are from 1987 to 1995. There are three lines drawn to scale. One is a solid line representing MFS Managed Sectors Fund (Class B), a second line of short dashes represents the S&P 500, and a third line of long dashes represents the Consumer Price Index.]

               MFS Managed Sectors Fund      $33,505
               S&P 500                       $30,474
               Consumer Price Index          $13,834

AVERAGE ANNUAL TOTAL RETURNS
                                                                                                    Life of Class
                                                                                                          through
                                                      1 Year           3 Years           5 Years          8/31/95
==================================================================================================================
MFS Managed Sectors Fund (Class A) including
  5.75% sales charge                                   +18.85%              --               --          +11.46%*
------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class A) at net
  asset value                                          +26.12%              --               --          +14.91%*
------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class B) with CDSC+          +21.20%           +14.18%          +16.70%        +14.75%#
------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class B) without CDSC        +25.19%           +14.94%          +16.91%        +14.75%#
------------------------------------------------------------------------------------------------------------------
Average specialty/miscellaneous fund                   +15.69%           +17.39%          +17.72%        +13.18%**
------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index                  +21.42%           +13.83%          +15.09%        +13.72%**
------------------------------------------------------------------------------------------------------------------
Consumer Price Index++                                  +2.62%            +2.76%           +3.05%         +3.82%**
------------------------------------------------------------------------------------------------------------------

 * For the period from the commencement of offering of Class A shares, September 20, 1993 to August 31, 1995.
 # For the period from the commencement of offering of Class B shares, December 29, 1986 to August 31, 1995.
 + These returns reflect the applicable CDSC of 4%, 3% and 2% for the 1-, 3- and 5-year periods, respectively, and 0% for the period commencing December 29, 1986.
** Benchmark comparisons begin on January 1, 1987.
++ The Consumer Price Index is a popular measure of change in prices.

In the above table, we have included the average annual total returns of all specialty/miscellaneous funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which reports mutual fund performance) for the applicable time periods (26, 22, 20 and 18 funds for the 1-, 3- and 5-year periods ended August 31, 1995, and for the period from January 1, 1987 through August 31, 1995, respectively). Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO OF INVESTMENTS - August 31, 1995

Common Stocks - 100.2%
================================================================================
Issuer                                                    Shares          Value
--------------------------------------------------------------------------------
Energy - 12.8%
   BJ Services Co.*                                      300,000    $ 7,500,000
   Occidental Petroleum Corp.                            550,000     11,962,500
   Schlumberger Ltd.                                      62,000      3,999,000
   Snyder Oil Corp.                                      731,000      9,594,375
   Tidewater, Inc.                                       366,900      9,080,775
   Weatherford International, Inc.*                      477,100      6,261,937
                                                                    -----------
                                                                    $48,398,587
--------------------------------------------------------------------------------
Financial Institutions - 9.5%
   Advanta Corp.                                         135,000    $ 5,045,625
   Equitable of Iowa Cos.                                190,000      7,077,500
   First Interstate Bancorp                               46,200      4,412,100
   Mellon Bank Corp.                                     122,700      5,812,913
   Torchmark Corp.                                       135,000      5,400,000
   Travelers, Inc.                                       169,400      8,131,200
                                                                    -----------
                                                                    $35,879,338
--------------------------------------------------------------------------------
Leisure - 22.5%
   Argosy Gaming Corp.*                                  390,000    $ 5,557,500
   Brinker International, Inc.*                          390,200      6,535,850
   Harrah's Entertainment, Inc.*                         472,000     15,045,000
   Promus Hotel Corp.*                                   237,000      4,888,125
   Rogers Communications, Inc. (Canada)*               1,397,500     14,312,249
   Showboat, Inc.                                        260,000      5,980,000
   Sky City Ltd. (New Zealand)*                          250,000      3,454,718
   Sydney Harbor Casino Ltd. (Australia)*              3,646,000      4,901,281
   Telecom Italia S.p.A. (Italy)                       4,275,000      4,276,972
   Telephone & Data Systems, Inc.                        490,000     20,090,000
                                                                    -----------
                                                                    $85,041,695
--------------------------------------------------------------------------------
Retail - 9.6%
   Circuit City Stores, Inc.                              35,100    $ 1,210,950
   Dayton-Hudson Corp.                                   100,000      7,312,500
   Dillard Department Stores, Inc.                       175,900      5,430,912
   Federated Department Stores, Inc.*                    350,000      9,450,000
   Gap, Inc.                                             103,000      3,308,875
   Nordstrom, Inc.                                        98,700      4,071,375
   Wal-Mart Stores, Inc.                                 215,200      5,299,300
                                                                    -----------
                                                                    $36,083,912
--------------------------------------------------------------------------------
Technology - 23.5%
   ADT Ltd.*                                             500,000    $ 6,500,000
   Cabletron Systems, Inc.*                               75,000      3,965,625
   EMC Corp.*                                            204,700      4,196,350
   Electronic Arts, Inc.*                                350,000     13,300,000
   Intel Corp.                                           224,000     13,748,000
   International Business Machines Corp.                  40,000      4,135,000
   LSI Logic Corp.*                                       96,800      4,767,400
   Micron Technology, Inc.                                60,000      4,612,500
   Motorola, Inc.                                         55,000      4,111,250
   National Semiconductor Corp.*                         285,000      8,051,250
   Nokia AB (Finland)                                     90,000      6,211,138

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
================================================================================
Issuer                                                    Shares          Value
--------------------------------------------------------------------------------
Technology - continued
   Oracle Systems Corp.*                                 113,900   $  4,570,238
   Spectrum Holobyte, Inc.*                              628,400     10,839,900
                                                                   ------------
                                                                   $ 89,008,651
--------------------------------------------------------------------------------
Other - 22.3%
AGCO Corp.                                               200,000   $  9,725,000
   Boise Cascade Corp.                                   160,000      6,860,000
   Champion International Corp.                           70,000      3,963,750
   Colgate-Palmolive Co.                                  60,000      4,080,000
   Consolidated Papers, Inc.                              50,000      3,025,000
   General Motors Corp.                                  175,000      8,225,000
   Johnson & Johnson                                      70,000      4,830,000
   Loral Corp.                                            75,000      4,106,250
   Manor Care, Inc.                                      200,200      6,481,475
   McDonnell Douglas Corp.                                88,000      7,062,000
   PepsiCo, Inc.                                         135,000      6,108,750
   Tyco International Ltd.                               150,000      8,868,750
   United Healthcare Corp.                               184,000      7,774,000
   Western Waste Industries*                             149,100      3,373,408
                                                                   ------------
                                                                   $ 84,483,383
--------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $312,689,301)                $378,895,566
--------------------------------------------------------------------------------

Short-Term Obligation - 0.1%
================================================================================
                                                Principal Amount
                                                   (000 Omitted)
--------------------------------------------------------------------------------
   Ford Motor Credit Corp., due 9/01/95,
      at Amortized Cost                                    $ 235   $    235,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $312,924,301)                  $379,130,566

Other Assets, Less Liabilities - (0.3)%                                (991,083)
================================================================================
Net Assets - 100.0%                                                $378,139,483
--------------------------------------------------------------------------------


*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
================================================================================
August 31, 1995
--------------------------------------------------------------------------------
Assets:
   Investments, at value (identified cost, $312,924,301)          $ 379,130,566
   Cash                                                                   5,153
   Receivable for investments sold                                    4,238,214
   Receivable for Fund shares sold                                      214,674
   Dividends receivable                                                 289,446
   Other assets                                                           4,251
                                                                  -------------
         Total assets                                             $ 383,882,304
                                                                  -------------
Liabilities:
   Payable for investments purchased                              $   5,189,353
   Payable for Fund shares reacquired                                   151,715
   Payable to affiliates -
      Management fee                                                      7,705
      Shareholder servicing agent fee                                     1,921
      Distribution fee                                                  167,483
   Accrued expenses and other liabilities                               224,644
                                                                  -------------
         Total liabilities                                        $   5,742,821
                                                                  -------------
Net assets                                                        $ 378,139,483
                                                                  =============
Net assets consist of:
   Paid-in capital                                                $ 267,105,311
   Unrealized appreciation on investments and translation
      of assets and liabilities in foreign currencies                66,206,265
   Accumulated undistributed net realized gain
      on investments and foreign currency transactions               44,897,445
   Accumulated net investment loss                                      (69,538)
                                                                  -------------
         Total                                                    $ 378,139,483
                                                                  =============
Shares of beneficial interest outstanding                            24,395,528
                                                                  =============
Class A shares:
   Net asset value and redemption price per share
      (net assets of $178,366,881/11,473,932 shares of
      beneficial interest outstanding)                                   $15.55
                                                                         ======
   Offering price per share (100/94.25)                                  $16.50
                                                                         ======
Class B shares:
   Net asset value and offering price per share
      (net assets of $199,772,602/12,921,596 shares of
      beneficial interest outstanding)                                   $15.46
                                                                         ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
Year Ended August 31, 1995
--------------------------------------------------------------------------------

Net investment income:
   Income -
      Dividends                                                    $  3,518,412
      Interest                                                          236,983
                                                                   ------------
         Total investment income                                   $  3,755,395
                                                                   ------------
   Expenses -
      Management fee                                               $  2,505,884
      Trustees' compensation                                             41,069
      Shareholder servicing agent fee (Class A)                         192,460
      Shareholder servicing agent fee (Class B)                         452,784
      Distribution and service fee (Class A)                            449,075
      Distribution and service fee (Class B)                          2,058,107
      Custodian fee                                                     140,537
      Printing                                                           77,171
      Legal fees                                                         71,578
      Postage                                                            56,521
      Auditing fees                                                      38,044
      Miscellaneous                                                     282,948
                                                                   ------------
         Total expenses                                            $  6,366,178
                                                                   ------------
            Net investment loss                                    $ (2,610,783)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
   Realized gain (loss) (identified cost basis) -
      Investment transactions (including $9,767,521
         gain from transactions in securities of
         affiliated issuers)                                       $ 52,139,807
      Foreign currency transactions                                     108,098
                                                                   ------------
         Net realized gain on investments and
            foreign currency transactions                          $ 52,247,905
                                                                   ------------
   Change in unrealized appreciation (depreciation) -
      Investments                                                  $ 29,148,972
      Translation of assets and liabilities in foreign
         currencies                                                        (242)
                                                                   ------------
         Net unrealized gain on investments                        $ 29,148,730
                                                                   ------------
            Net realized and unrealized gain on
               investments and foreign currency                    $ 81,396,635
                                                                   ------------
               Increase in net assets from operations              $ 78,785,852
                                                                   ============

See notes to financial statements

Statement of Changes in Net Assets

====================================================================================================================================
                                                                               Year Ended    Nine Months Ended           Year Ended
                                                                          August 31, 1995      August 31, 1994    November 30, 1993
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
   Net investment loss                                                      $  (2,610,783)       $  (1,895,340)       $  (4,098,011)
   Net realized gain on investments and
      foreign currency transactions                                            52,247,905           21,025,189           71,272,683
   Net unrealized gain (loss) on investments and
      foreign currency translation                                             29,148,730           (3,397,459)         (57,428,322)
                                                                            -------------        -------------        -------------
              Increase in net assets from operations                        $  78,785,852        $  15,732,390        $   9,746,350
                                                                            -------------        -------------        -------------
Distributions declared to shareholders -
   From net realized gain on investments and
      foreign currency transactions (Class A)                               $  (8,991,673)       $ (25,297,254)       $        --
   From net realized gain on investments and
      foreign currency transactions (Class B)                                 (14,927,407)         (41,826,829)          (9,939,582)
                                                                            -------------        -------------        -------------
         Total distributions declared to
            shareholders                                                    $ (23,919,080)       $ (67,124,083)       $  (9,939,582)
                                                                            -------------        -------------        -------------
Fund share (principal) transactions -
   Net proceeds from sale of shares                                         $ 126,368,710        $  33,660,185        $  52,495,365
   Issued in connection with the acquisition of
      MFS Managed Sectors Fund                                                       --                   --            142,671,119
   Net asset value of shares issued to shareholders
      in reinvestment of distributions                                         21,847,531           59,894,378            8,938,772
   Cost of shares reacquired                                                 (160,496,119)         (75,771,270)         (84,243,954)
                                                                            -------------        -------------        -------------
      Increase (decrease) in net assets from
         Fund share transactions                                            $ (12,279,878)       $  17,783,293        $ 119,861,302
                                                                            -------------        -------------        -------------
         Total increase (decrease) in net assets                            $  42,586,894        $ (33,608,400)       $ 119,668,070
Net assets:
   At beginning of period                                                     335,552,589          369,160,989          249,492,919
                                                                            -------------        -------------        -------------
   At end of period (including accumulated
      undistributed net investment income (loss)
      of $(69,538), $(25,403), and $233,258,
      respectively)                                                         $ 378,139,483        $ 335,552,589        $ 369,160,989
                                                                            =============        =============        =============

See notes to financial statements

Financial Highlights
====================================================================================================================================
                                                                                       Nine
                                                              Year Ended       Months Ended        Period Ended         Year Ended
                                                               August 31,        August 31,        November 30,         August 31,
                                                                     1995              1994               1993*               1995
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Class A                                                  Class B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $  13.41          $  15.50            $  15.68           $  13.35
                                                                 --------          --------            --------           --------
Income from investment operations # -
   Net investment loss                                           $  (0.05)         $  (0.03)           $  (0.02)          $  (0.14)
   Net realized and unrealized gain (loss) on
      investments and foreign currency
      transactions                                                   3.22              0.77               (0.16)              3.20
                                                                 --------          --------            --------           --------
      Total from investment operations                           $   3.17          $   0.74            $  (0.18)          $   3.06
                                                                 --------          --------            --------           --------
Less distributions declared to shareholders
   from net realized gain on investments
   and foreign currency transactions                             $  (1.03)         $  (2.83)           $  --              $  (0.95)
                                                                 --------          --------            --------           --------
Net asset value - end of period                                  $  15.55          $  13.41            $  15.50           $  15.46
                                                                 --------          --------            --------           --------
Total return**                                                      26.12%             5.12%++            (5.99)%+           25.19%
Ratios (to average net assets)/Supplemental data:
   Expenses                                                          1.46%             1.52%+              1.59%+             2.18%
   Net investment loss                                              (0.34)%           (0.26)%+            (0.75)%+           (1.06)%
Portfolio turnover                                                    115%               76%                106%               115%
Net assets at end of period (000 omitted)                        $178,367          $121,498            $136,179           $199,773


 * For the period from the commencement of offering of Class A shares, September 20, 1993 to November 30, 1993.
 + Annualized.
++ Not annualized.
** Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 # Per share data for the periods subsequent to November 30, 1993 are based on average shares outstanding.

See notes to financial statements

Financial Highlights - continued
=================================================================================================================
                                              Nine Months Ended       Year Ended November 30,
                                                     August 31,       -------------------------------------------
                                                           1994              1993            1992            1991
-----------------------------------------------------------------------------------------------------------------
                                                        Class B
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  15.49          $  15.42        $  13.00        $   9.23
                                                       --------          --------        --------        --------
Income from investment operations # -
   Net investment loss                                 $  (0.10)         $  (0.25)       $  (0.24)       $  (0.12)
   Net realized and unrealized gain on
      investments and foreign currency
      transactions                                         0.75              0.94            2.66            3.89
                                                       --------          --------        --------        --------
      Total from investment operations                 $   0.65          $   0.69        $   2.42        $   3.77
                                                       --------          --------        --------        --------
Less distributions declared to shareholders
   from net realized gain on investments
   and foreign currency transactions                   $  (2.79)         $  (0.62)       $   --          $   --
                                                       --------          --------        --------        --------
Net asset value - end of period                        $  13.35          $  15.49        $  15.42        $  13.00
                                                       ========          ========        ========        ========
Total return                                               4.47%++           4.50%          18.62%          40.85%
Ratios (to average net assets)/Supplemental data:
   Expenses                                                2.26%+            2.21%           2.37%           2.44%
   Net investment loss                                    (1.01)%+          (1.55)%         (1.85)%         (1.00)%
Portfolio turnover                                           76%              106%             22%             59%
Net assets at end of period (000 omitted)              $214,055          $232,982        $249,493        $190,232

Financial Highlights - continued
=================================================================================================================
                                                    Year Ended November 30,
                                                    -------------------------------------------------------------
                                                           1990              1989            1988           1987*
-----------------------------------------------------------------------------------------------------------------
                                                        Class B
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  11.32          $   7.86        $   6.94        $   6.50
                                                       --------          --------        --------        --------
Income from investment operations # -
   Net investment income (loss)                        $  (0.03)         $   0.03        $   0.09        $   0.03
   Net realized and unrealized gain (loss) on
      investments and foreign currency
      transactions                                        (2.06)             3.51            0.89            0.42
                                                       --------          --------        --------        --------
   Total from investment operations                    $  (2.09)         $   3.54        $   0.98        $   0.45
                                                       --------          --------        --------        --------
Less distributions declared to shareholders
   from net investment income                          $   --            $  (0.08)       $  (0.06)       $  (0.01)
                                                       --------          --------        --------        --------
Net asset value - end of period                        $   9.23          $  11.32        $   7.86        $   6.94
                                                       ========          ========        ========        ========
Total return                                             (18.46)%           45.35%          14.06%           7.47%+
Ratios (to average net assets)/Supplemental data:
   Expenses                                                2.50%             2.52%           2.31%           2.25%+
   Net investment income (loss)                           (0.27)%            0.37%           1.08%           0.09%+
Portfolio turnover                                           79%               84%            146%            163%
Net assets at end of period (000 omitted)              $152,132          $180,416        $137,311        $134,762


 * For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
 + Annualized.
++ Not annualized.
 # Per share data for the periods subsequent to November 30, 1993 are based on average shares outstanding.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Managed Sectors Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1995, $2,566,648 was reclassified from accumulated net investment loss to accumulated net realized gain on investments, due to differences between book and tax accounting for currency transactions and the offset of short-term capital gains against accumulated net investment loss. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey.

Included in Trustees' compensation is a net periodic pension expense of $11,495 for the year ended August 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $16,545 for the year ended August 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $53,341 for the year ended August 31, 1995. Fees incurred under the distribution plan during the year ended August 31, 1995 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $66,557 for the year ended August 31, 1995. Fees incurred under the distribution plan during the year ended August 31, 1995 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1995 were $175,565 for Class B shares.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities

Purchases  and sales of  investments,  other  than U.S.  government  securities,
purchased   option   transactions   and   short-term   obligations,   aggregated
$383,303,967 and $416,468,370, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $313,265,190
                                                               ============
Gross unrealized appreciation                                  $ 74,036,428
Gross unrealized depreciation                                     8,171,052
                                                               ------------
   Net unrealized appreciation                                 $ 65,865,376
                                                               ============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares                        Year Ended                Nine Months Ended                  Period Ended
                                 August 31, 1995                  August 31, 1994            November 30, 1993*
                            --------------------             --------------------          --------------------
                           Shares          Amount           Shares         Amount        Shares          Amount
===============================================================================================================
Shares sold             3,546,423     $50,859,620        723,889      $10,294,043       120,486     $ 1,946,843
Shares issued in
    connection with
    the acquisition of
    MFS Managed
    Sectors Fund               --              --             --               --     9,100,413     142,671,119
Shares issued to
    shareholders in
    reinvestment of
    distributions         694,041       8,168,939      1,680,518       22,115,635            --              --
Shares reacquired      (1,829,247)    (24,588,500)    (2,124,598)     (28,117,869)     (437,993)     (6,986,200)
                       ----------     -----------     ----------      -----------     ---------    ------------
    Net increase        2,411,217     $34,440,059        279,809      $ 4,291,809     8,782,906    $137,631,762
                       ==========     ===========     ==========      ===========     =========    ============

*  For the period from the commencement of offering of Class A shares, September 20, 1993 to November 30, 1993.



Class B Shares                         Year Ended               Nine Months Ended                    Year Ended
                                  August 31, 1995                 August 31, 1994             November 30, 1993
                             --------------------            --------------------          --------------------
                           Shares          Amount         Shares           Amount        Shares          Amount
===============================================================================================================
Shares sold             5,728,388     $75,509,090      1,769,946      $23,366,142     3,337,222    $ 50,548,522
Shares issued to
    shareholders in
    reinvestment of
    distributions       1,162,148      13,678,592      2,868,472       37,778,743       584,152       8,938,772
Shares reacquired     (10,002,205)   (135,907,619)    (3,645,250)     (47,653,401)   (5,063,674)    (77,257,754)
                      -----------    ------------     ----------      -----------    ----------    ------------
    Net increase
       (decrease)      (3,111,669)   $(46,719,937)       993,168      $13,491,484    (1,142,300)   $(17,770,460)
                      ===========    ============     ==========      ===========    ==========    ============

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1995 was $3,247.

(7) Transactions in Securities of Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended August 31, 1995 is set forth below.

                                       Additions              Dispositions
                                       ---------              ------------                                         Interest
                        Beginning                                                            Ending      Realized       and
                        Share/Par      Share/Par                 Share/Par                Share/Par          Gain  Dividend   Ending
Affiliate                  Amount         Amount         Cost       Amount         Cost      Amount        (Loss)    Income    Value
====================================================================================================================================
Sierra On-Line, Inc.      401,900        150,600     $811,181      552,500   $8,724,244          --    $9,767,521        --      --

(8) Acquisitions

At close of business on September 20, 1993, the Fund acquired all of the assets and liabilities of MFS Managed Sectors Fund (MMS). The acquisition was accomplished by a tax-free exchange of 9,100,413 Class A shares of the Fund (valued at $142,671,119) for the 10,372,042 shares of MMS. MMS's net assets on that date ($142,671,119), including $23,513,889 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund after the acquisition were $397,298,434.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of
MFS Managed Sectors Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Managed Sectors Fund as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, the nine months ended August 31, 1994, and the year ended November 30, 1993, and the financial highlights for the year ended August 31, 1995, the nine months ended August 31, 1994, and each of the years ended in the seven-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Managed Sectors Fund at August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Boston, Massachusetts
October 6, 1995





          ------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

IT'S EASY TO CONTACT US


     MFS AUTOMATED INFORMATION

     ACCOUNT INFORMATION:
     Call 1-800-MFS-TALK (1-800-637-8255)
     anytime.

     MARKET OUTLOOK:
     Call 1-800-637-4458 any time for the MFS outlook on the bond and stock markets.


     MFS PERSONAL SERVICE

     ACCOUNT SERVICE:
     Call 1-800-225-2606 any business day
     from 8 a.m. to 8 p.m. Eastern time.

     PRODUCT INFORMATION:
     Call 1-800-637-2929 any business day
     from 9 a.m. to 5 p.m. Eastern time.

     IRA SERVICE:
     Call 1-800-637-1255 any business day
     from 8 a.m. to 6 p.m. Eastern time.

     SERVICE FOR THE HEARING-IMPAIRED:
     Call 1-800-637-6576 any business day
     from 9 a.m. to 5 p.m. Eastern time (TDD required).


     MFS MAILING ADDRESSES

     FOR PERSONAL ACCOUNTS:
     MFS Service Center, Inc.
     P.O. Box 2281
     Boston, MA 02107-9906

     FOR IRA ACCOUNTS:
     MFS Service Center, Inc.
     J.W. McCormack Station
     P.O. Box 4501
     Boston, MA 02101-9817

MFS INVESTMENT OPPORTUNITIES

MUTUAL FUNDS

The MFS Family of Funds, shown on the facing page, falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

STOCK FUNDS seek growth of capital rather than income through investments in stocks.

STOCK AND BOND FUNDS seek current income and growth of capital through investments in both stocks and bonds.

BOND FUNDS seek current income through investments in debt securities.

WORLD FUNDS seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

LIMITED-MATURITY FUNDS seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

NATIONAL TAX-FREE BOND FUNDS seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.[1]

STATE TAX-FREE BOND FUNDS seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.[1]

MONEY MARKET FUNDS seek preservation of capital and current income through investments in short-term debt securities.[2]

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature [3] on MFS products and services: 1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message anytime).

[1] A small portion of the income may be subject to federal, state and/or alternative minimum tax.

[2] Investments in money market funds are not issued or guaranteed by the U.S. government and there is no assurance that the fund will be able to maintain a stable net asset value.

[3] Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

THE MFS FAMILY OF FUNDS [R]

America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

STOCK
================================================================================
Massachusetts Investors Trust
--------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund
--------------------------------------------------------------------------------
MFS [R]   Capital Growth Fund
--------------------------------------------------------------------------------
MFS [R]   Emerging Growth Fund
--------------------------------------------------------------------------------
MFS [R]   Gold & Natural Resources Fund
--------------------------------------------------------------------------------
MFS [R]   Growth Opportunities Fund
--------------------------------------------------------------------------------
MFS [R]   Managed Sectors Fund
--------------------------------------------------------------------------------
MFS [R]   OTC Fund
--------------------------------------------------------------------------------
MFS [R]   Research Fund
--------------------------------------------------------------------------------
MFS [R]   Value Fund

STOCK AND BOND
================================================================================
MFS [R]   Total Return Fund
--------------------------------------------------------------------------------
MFS [R]   Utilities Fund
--------------------------------------------------------------------------------

BOND
================================================================================
MFS [R]   Bond Fund
--------------------------------------------------------------------------------
MFS [R]   Government Mortgage Fund
--------------------------------------------------------------------------------
MFS [R]   Government Securities Fund
--------------------------------------------------------------------------------
MFS [R]   High Income Fund
--------------------------------------------------------------------------------
MFS [R]   Intermediate Income Fund
--------------------------------------------------------------------------------
MFS [R]   Strategic Income Fund
(formerly MFS [R] Income & Opportunity Fund)
--------------------------------------------------------------------------------

LIMITED MATURITY BOND
================================================================================
MFS [R]   Government Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [R]   Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [R]   Municipal Limited Maturity Fund
--------------------------------------------------------------------------------

WORLD
================================================================================
MFS [R]   World Asset Allocation Fund
--------------------------------------------------------------------------------
MFS [R]   World Equity Fund
--------------------------------------------------------------------------------
MFS [R]   World Governments Fund
--------------------------------------------------------------------------------
MFS [R]   World Growth Fund
--------------------------------------------------------------------------------
MFS [R]   World Total Return Fund
--------------------------------------------------------------------------------

NATIONAL TAX-FREE BOND
================================================================================
MFS [R]   Municipal Bond Fund
--------------------------------------------------------------------------------
MFS [R]   Municipal High Income Fund
(closed to new investors)
--------------------------------------------------------------------------------
MFS [R]   Municipal Income Fund
--------------------------------------------------------------------------------

STATE TAX-FREE BOND
================================================================================

Alabama,   Arkansas,   California,   Florida,  Georgia,   Louisiana,   Maryland,
Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Texas, Virginia, Washington, West Virginia

--------------------------------------------------------------------------------

MONEY MARKET
================================================================================
MFS [R]   Cash Reserve Fund
--------------------------------------------------------------------------------
MFS [R]   Government Money Market Fund
--------------------------------------------------------------------------------
MFS [R]   Money Market Fund
--------------------------------------------------------------------------------

MFS [R] MANAGED                                                  Bulk Rate
SECTORS FUND                                                     U.S. Postage
                                                                 P A I D
500 Boylston Street                                              Permit #55638
Boston, MA 02116                                                 Boston, MA

[LOGO]

                                                          MMS-2 10/95/48M  8/208

                                                                      PROSPECTUS

                                                                 JANUARY 1, 1996


MFS(R) CASH                                CLASS A SHARES OF BENEFICIAL INTEREST
RESERVE FUND                               CLASS B SHARES OF BENEFICIAL INTEREST
(A member of the MFS Family of Funds(R))
--------------------------------------------------------------------------------


                                                                                                    Page
                                                                                                    ----
  1.  Expense Summary...........................................................................      2
  2.  The Fund..................................................................................      3
  3.  Condensed Financial Information...........................................................      4
  4.  Investment Objective and Policies.........................................................      5
  5.  Investment Techniques.....................................................................      6
  6.  Management of the Fund....................................................................      7
  7.  Information Concerning Shares of the Fund.................................................      8
           Purchases............................................................................      8
           Exchanges............................................................................     10
           Redemptions and Repurchases..........................................................     11
           Distribution Plans...................................................................     13
           Distributions........................................................................     14
           Tax Status...........................................................................     15
           Description of Shares, Voting Rights and Liabilities.................................     16
           Performance Information..............................................................     16
  8.  Shareholder Services......................................................................     17
      APPENDIX A................................................................................    A-1
      APPENDIX B................................................................................    B-1
      APPENDIX C................................................................................    C-1
      APPENDIX D................................................................................    D-1


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
        EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
            SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                 CRIMINAL OFFENSE.

MFS CASH RESERVE FUND
500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116         (617) 954-5000

The investment objective of MFS Cash Reserve Fund (the "Fund") is to provide as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Fund is a diversified series of MFS Series Trust I (the "Trust"), an open-end management investment company. The minimum initial investment generally is $1,000 per account (see "Purchases").

The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.


INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.



This Prospectus sets forth concisely the information concerning the Trust and Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission a Statement of Additional Information (the "SAI"), dated January 1, 1996, as amended or supplemented from time to time, which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 18 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY


SHAREHOLDER TRANSACTION EXPENSES:                                   CLASS A         CLASS B
                                                                    -------         -------
     Maximum Initial Sales Charge Imposed on Purchases
       (as a percentage of offering price)..................          None            None
     Maximum Contingent Deferred Sales Charge (as a
       percentage of original purchase price or redemption
       proceeds, as applicable).............................          None           4.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
     Management Fees (after fee reduction)(1)...............         0.45%           0.45%
     Rule 12b-1 Fees........................................         0.00%(2)        1.00%(3)
     Other Expenses.........................................         0.45%           0.48%
                                                                     -----           -----
     Total Operating Expenses (after fee reduction)(4)......         0.90%           1.93%


---------------

(1) The Adviser has voluntarily agreed to reduce its advisory fee to 0.45% per annum of the Fund's average daily net assets. This fee reduction may be rescinded at any time without notice to shareholders. Absent this reduction, management fees would have been 0.55%.


(2) The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/services fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares (see "Distribution Plans"). Distribution and service expenses paid under this Plan may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. Payment of the 0.25% per annum service fee will commence on the date that the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million. Payment of the 0.10% per annum distribution fee will commence on such date as the Trustees of the Trust may determine (see "Distribution Plans").


(3) The Fund has adopted a Distribution Plan for its Class B shares (the "Class B Distribution Plan") in accordance with Rule 12-1 under the 1940 Act which provides that it will pay distribution/service fees aggregating up to 1.00% per annum of the average daily net assets attributable to the Class B shares (see "Distribution Plans"). Distribution and service expenses paid under this Plan, together with any contingent deferred sales charge (a "CDSC") payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.


(4) Absent the fee reduction, "Total Operating Expenses" would have been 1.00% for Class A shares and 2.03% for Class B shares.

                                EXAMPLE OF EXPENSES

                              -----------------------

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):



    PERIOD                                                  CLASS A             CLASS B
    ------                                                  -------         ---------------
                                                                                           (1)
     1 year..............................................    $   9          $ 60       $ 20
     3 years.............................................       29            91         61
     5 years.............................................       50           124        104
    10 years.............................................      111           199(2)     199(2)

---------------

(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying CDSCs -- "Purchases"; (ii) management fees -- "Investment Adviser"; and (iii) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plans."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


Each class of shares of the Fund has been created primarily for the convenience of shareholders seeking a temporary investment vehicle pending an investment in the same class of shares of a Fund in the MFS Family of Funds. However, other money market funds managed by MFS have lower expense ratios than the Fund and, unlike the Fund, do not have Distribution Plans and, with respect to Class B shares, impose no CDSC upon redemption.


2.  THE FUND


The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of eight series of shares (each of which is offered through a separate prospectus except that five are offered through a single prospectus), each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Two classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value without an initial sales charge and are subject to a Distribution Plan providing for a distribution fee and a service fee. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC and a Distribution Plan providing for a distribution fee and a service fee which are greater than the Class A distribution fee and service fee. Class B shares will convert to Class A shares approximately eight years after purchase.



The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. A majority of the Trustees are not affiliated with the Adviser. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION


The following information has been audited since the inception of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.



                              FINANCIAL HIGHLIGHTS
                              --------------------

                           CLASS A AND CLASS B SHARES
                           --------------------------


                                                    NINE                                       NINE               YEAR ENDED
                                    YEAR ENDED   MONTHS ENDED    YEAR ENDED    YEAR ENDED   MONTHS ENDED         NOVEMBER 30,
                                    AUGUST 31,    AUGUST 31,    NOVEMBER 30,   AUGUST 31,    AUGUST 31,     --------------------
                                       1995          1994          1993*          1995          1994          1993        1992
                                    -----------   -----------   ------------   ----------   ------------    --------    --------
                                      CLASS A                                     CLASS B
                                      -------                                     -------

Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period...........................   $   1.00      $   1.00       $   1.00      $   1.00      $   1.00      $   1.00    $   1.00
                                       -------        ------         ------      --------      --------      --------    --------
Net investment income#.............   $   0.05      $   0.02       $   0.01      $   0.04      $   0.01      $   0.01    $   0.02
Less distributions declared to
  shareholders from net investment
  income...........................     (0.05)        (0.02)         (0.01)        (0.04)        (0.01)        (0.01)      (0.02)
                                       -------        ------         ------      --------      --------      --------    --------
Net asset value -- end of period...   $   1.00      $   1.00       $   1.00      $   1.00      $   1.00      $   1.00    $   1.00
                                       -------        ------         ------      --------      --------      --------    --------
Total return.......................      4.91%        2.89%+         2.28%+         3.81%        1.79%+         1.16%       1.79%
Ratios (to average net assets)/
  Supplemental data#:
  Expenses.........................      0.90%        0.86%+         0.92%+         1.93%        1.94%+         2.00%       2.22%
  Net investment income............      4.94%        3.11%+         2.26%+         3.69%        1.88%+         1.19%       1.83%
Net assets at end of period (000
  omitted).........................   $ 10,852      $  2,156       $     49      $166,519      $213,635      $155,274    $125,439

---------------

   + Annualized.
   * For the period from the commencement of offering of Class A shares, September 7, 1993 to November
     30, 1993.
   # The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:


    Net investment income..........     $0.05        $0.02          $0.01          $0.04        $0.01          $0.01       $0.02
    Ratios (to average net asset):
      Expenses.....................      1.00%        0.96%+         1.02%+         2.03%        2.04%+         2.10%       2.32%
      Net investment income........      4.84%        3.01%+         2.16%+         3.59%        1.78%+         1.09%       1.73%


                                                   1991         1990         1989         1988       1987**
                                                   ----         ----         ----         ----       ------
                                                 CLASS B
                                                 -------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period.........  $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
                                                 --------     --------     --------     --------     -------
Net investment income#.........................  $   0.04     $   0.06     $   0.07     $   0.06     $  0.04
Less distributions declared to shareholders
  from net investment income...................    (0.04)       (0.06)       (0.07)       (0.06)      (0.04)
                                                 --------     --------     --------     --------     -------
Net asset value -- end of period...............  $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
                                                 --------     --------     --------     --------     -------
Total return...................................     4.56%        6.12%        7.34%        5.85%      4.42%+
Ratios (to average net assets)/Supplemental
  data#:
  Expenses.....................................     2.04%        2.23%        2.24%        2.06%      2.06%+
  Net investment income........................     4.53%        6.06%        7.10%        5.59%      5.59%+
Net assets at end of period (000 omitted)......  $161,040     $203,314     $146,885     $139,518     $83,845

---------------
 +   Annualized.
**   For the period from the commencement of investment operations, December 29, 1986 to November 30,
     1987.
 #   The investment adviser did not impose all of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income......................       $0.04        --           --           --          --
     Ratios (to average net asset):
       Expenses.................................        2.13%       --           --           --          --
       Net investment income....................        4.44%       --           --           --          --


4.  INVESTMENT OBJECTIVE AND POLICIES


The Fund seeks to provide as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Fund seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its assets under normal circumstances) in the following instruments:

    (i) obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency, authority or instrumentality thereof (including repurchase agreements collateralized by such securities);

    (ii) obligations of banks (including certificates of deposit and bankers' acceptances) which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million; and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC"), provided that not more than 10% of the total assets of the Fund will be invested in such insured obligations;

    (iii) commercial paper which at the date of investment is rated A-1 by Standard & Poor's Ratings Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch") or P-1 by Moody's Investors Service, Inc. ("Moody's"), if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's or Fitch; and

    (iv) short-term (maturing in 13 months or less) corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's or Fitch.

The Fund may also invest up to 20% of its total assets in debt instruments not specifically described in (i) through (iv) above, provided that such instruments are deemed by the Trustees to be of comparable high quality and liquidity. The Fund may invest its assets in the U.S. dollar-denominated securities of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Fund may contain such securities, an investment therein may involve a greater degree of risk than an investment in a fund which invests only in debt obligations of U.S. domestic issuers, due to the possibility that there may be less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. The Fund may invest up to 75% of its assets in all finance companies as a group, all banks and bank holding companies as a group and all utility companies as a group, when in the opinion of the Adviser yield differentials and money market conditions suggest such investments are advisable and when cash is available for such investment and instruments are available for purchase which fulfill the Fund's objectives in terms of quality and marketability.


For a further description of the instruments and ratings discussed above and a description of the risks associated with such investments, see Appendices B, C and D to this Prospectus.


All the assets of the Fund will be invested in obligations which mature in less than 13 months and generally these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 13 months. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Under regulations currently in effect, the average maturity of the investments of the Fund may not exceed 90 days. The Fund does not intend to enter into options transactions.


For a discussion of the manner in which the Fund will calculate its yield, see the SAI.


The investment objective and policies described above may be changed without shareholder approval.

5.  INVESTMENT TECHNIQUES


LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. government securities).



REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn additional income on available cash or as a temporary defensive measure. Under a repurchase agreement the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures which are intended to minimize any such risk.


PORTFOLIO TRADING


The Fund intends to manage its portfolio by buying and selling securities to help attain its investment objective. This may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding by the Fund of debt securities which sell at moderate to substantial premiums or discounts from face value. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. (See "Portfolio Transactions and Brokerage Commissions" in the SAI.)



The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.



The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

6.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- MFS manages the Fund pursuant to an Investment Advisory Agreement dated September 1, 1993, as amended (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Geoffrey L. Kurinsky has been the Fund's portfolio manager since January 1, 1992. Mr. Kurinsky, a Senior Vice President of the Adviser, has been an Investment Analyst with the Adviser since 1987. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives an annual management fee, computed and paid monthly, in an amount equal to 0.55% of the Fund's average daily net assets for its then-current fiscal year. The Adviser agreed voluntarily to reduce its fee with respect to the Fund to 0.45% of the Fund's average daily net assets. This temporary fee reduction for the Fund may be rescinded at any time by the Adviser, upon written notice to the Fund, as to fees accruing after the date of such rescission. For the Fund's fiscal year ended August 31, 1995, MFS received management fees under the Advisory Agreement of $1,134,567 (0.55% of the Fund's average daily net assets) before a reduction of $206,280.



MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS Institutional Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management, Inc., provide investment advice to substantial private clients.



MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $41.5 billion on behalf of approximately 1.8 million investor accounts as of November 30, 1995. As of such date, the MFS organization managed approximately $17.3 billion of assets invested in equity securities and approximately $20.4 billion of assets invested in fixed income securities. Approximately $3.3 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and John R. Gardner. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Gardner are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman, President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., and James O. Yost, all of whom are officers of MFS, are officers of the Trust.



MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypothekenund Weschsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS will have access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial will have access to the extensive U.S. equity investment expertise of MFS. One or more MFS investment analysts are expected to work for an extended period with Foreign & Colonial's portfolio managers and investment analysts at their offices in London. In return, one or more Foreign & Colonial employees are expected to work in a similar manner at MFS' Boston offices.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.


SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.


7.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES


Shares of the Fund may be purchased at net asset value through any dealer and other financial institution ("dealers") having selling agreements with MFD. Dealers may charge their customers fees relating to investments in the Fund.



The Fund offers two classes of shares which bear distribution fees in different forms and amounts and which, in the case of Class B shares, are offered subject to a CDSC as described below:


CLASS A SHARES: Class A shares are offered at net asset value per share.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC as a percentage of the lesser of the original purchase price or redemption proceeds as follows:



                                      YEAR OF                               CONTINGENT
                                     REDEMPTION                           DEFERRED SALES
                                   AFTER PURCHASE                             CHARGE
                                   --------------                         --------------
                First...............................................              4%
                Second..............................................              4%
                Third...............................................              3%
                Fourth..............................................              3%
                Fifth...............................................              2%
                Sixth...............................................              1%
                Seventh and following...............................              0%



The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.



MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Class B Distribution Plan (see "Distribution Plans" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).



See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus.



CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Distribution Plan applicable to Class B shares. See "Distribution Plans" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.



GENERAL: The following information applies to purchases of all classes of the Fund's shares.



MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.



RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers). The Fund or MFD may reject or restrict any purchases by a particular purchaser or group, for example, when such purchase is contrary to the best interests of the Fund's other shareholders or otherwise would disrupt the management of the Fund.



MFD may enter into an agreement with shareholders who intend to make exchanges among certain classes of shares of certain MFS Funds (as determined by MFD) which follow a timing pattern, and with individuals or entities acting on such shareholders' behalf (collectively, "market timers"), setting forth the terms, procedures and restrictions with respect to such exchanges. In the absence of such an agreement, it is the policy of the Fund and MFD to reject or restrict purchases by market timers if (i) more than two exchange purchases are effected in a timed account in the same calendar quarter or (ii) a purchase would result in shares being held in timed accounts by market timers representing more than
(x) one percent of the Fund's net assets or (y) specified dollar amounts in the case of certain MFS Funds which may include the Fund and which may change from time to time. The Fund and MFD each reserve the right to request market timers to redeem their shares at net asset value, less any applicable CDSC, if either of these restrictions is violated.



DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A and Class B shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of certain specified MFS

Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.



SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.



RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                            ------------------------


A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.



EXCHANGES


Subject to the requirements set forth below, some or all of the Class B shares in an account for which payment has been received by the Fund (i.e., an established account) may be exchanged for Class B shares of any of the other MFS Funds (if available for sale) at net asset value. Class A shares may be exchanged for Class A shares of any of the other MFS Funds at net asset value plus their normal sales charge (if available for sale). However, this sales charge will not apply to: (i) shares exchanged from the Fund acquired by an exchange from any other MFS Fund; (ii) shares exchanged from the Fund acquired by automatic investment of dividends from any other MFS Fund; or (iii) shares exchanged from the Fund where the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value without the imposition of a sales charge had the shareholder made a direct investment in the MFS Fund into which the exchange is being made. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If the Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions and Repurchases -- Redemptions By Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers. Special procedures, privileges and restrictions with respect to exchanges may apply to market timers who enter into an agreement with MFD, as set forth in such agreement (see "Purchases").


REDEMPTIONS AND REPURCHASES


A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption), normally $1.00, or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.



REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or a letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.



REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designated to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.



REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER

PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.



REDEMPTION BY CHECK: Only Class A shares may be redeemed by check. A shareholder owning Class A shares of the Fund may elect to have a special account with State Street Bank and Trust Company (the "Bank") for the purpose of redeeming Class A shares from his or her account by check. The Bank will provide each Class A shareholder, upon request, with forms of checks drawn on the Bank. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check. Checks may be made payable in any amount not less than $500. Shareholders wishing to avail themselves of this redemption by check privilege should so request on their Account Application, must execute signature cards (for additional information, see the Account Application) with signature guaranteed in the manner set forth under the caption "Signature Guarantee" below, and must return any Class A share certificates issued to them. Additional documentation will be required from corporations, partnerships, fiduciaries or other such institutional investors. All checks must be signed by the shareholder(s) of record exactly as the account is registered before the Bank will honor them. The shareholders of joint accounts may authorize each shareholder to redeem by check. The check may not draw on monthly dividends which have been declared but not distributed. SHAREHOLDERS WHO PURCHASE CLASS A SHARES BY CHECK (INCLUDING CERTIFIED CHECKS OR CASHIER'S CHECKS) MAY WRITE CHECKS AGAINST THOSE SHARES ONLY AFTER THEY HAVE BEEN ON THE FUND'S BOOKS FOR 15 DAYS. WHEN SUCH A CHECK IS PRESENTED TO THE BANK FOR PAYMENT, A SUFFICIENT NUMBER OF FULL AND FRACTIONAL SHARES WILL BE REDEEMED TO COVER THE AMOUNT OF THE CHECK, ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD. IF THE AMOUNT OF THE CHECK, PLUS ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD IS GREATER THAN THE VALUE OF CLASS A SHARES HELD IN THE SHAREHOLDER'S ACCOUNT, THE CHECK WILL BE RETURNED UNPAID, AND THE SHAREHOLDER MAY BE SUBJECT TO EXTRA CHARGES. TO AVOID DISHONOR OF CHECKS DUE TO FLUCTUATIONS IN ACCOUNT VALUE, SHAREHOLDERS ARE ADVISED AGAINST REDEEMING ALL OR MOST OF THEIR ACCOUNT BY CHECK. CHECKS SHOULD NOT BE USED TO CLOSE A FUND ACCOUNT BECAUSE WHEN THE CHECK IS WRITTEN, THE SHAREHOLDER WILL NOT KNOW THE EXACT TOTAL VALUE OF THE ACCOUNT ON THE DAY THE CHECK CLEARS. There is presently no charge to the shareholder for the maintenance of this special account or for the clearance of any checks, but the Fund and the Bank reserve the right to impose such charges or to modify or terminate the redemption by check privilege at any time.



CONTINGENT DEFERRED SALES CHARGE: Investments in Class B shares ("Direct Purchases") will be subject to a CDSC for a period of six years. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.



At the time of a redemption of Class B shares, the amount by which the value of a shareholder's Class B shares account represented by Direct Purchases exceeds the sum of the six calendar year aggregations of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of Class B shares, (i) any Free Amount is not subject to the CDSC and
(ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions will be calculated as set forth in "Purchases" above.



The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.



GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.



REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their Class B shares have a one-time right to reinvest the redemption proceeds in Class B shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase, a CDSC will be imposed upon redemption. Shareholders of the Fund who have acquired Class A shares of the Fund by exchange from any other MFS Fund or by automatic investment of dividends from other MFS Funds and who have redeemed such Class A shares have a one-time right to reinvest the redemption proceeds in Class A shares of any of the MFS Funds (if shares of that Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinvestment Privilege. If the Class A shares credited for any CDSC paid are then redeemed within twelve months of the initial purchase, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.



IN-KIND DISTRIBUTIONS. Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.



INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See
"Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.



DISTRIBUTION PLANS



The Trustees have adopted separate Distribution Plans for Class A and Class B shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plans"), after having concluded that there is a reasonable likelihood that the Distribution Plans would benefit the Fund and its shareholders.



In certain circumstances, the fees described below have not yet been imposed or are being waived. These circumstances are described below under the heading "Current Level of Distribution and Service Fees."



FEATURES COMMON TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain common features, as described below.



SERVICE FEES. Each Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A or Class B shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under each Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.



DISTRIBUTION FEES. Each Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plans, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the separate Distribution Plans. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.



OTHER COMMON FEATURES. Fees payable under each Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The Distribution Plans have substantially identical provisions with respect to their operating policies and their initial approval, renewal, amendment and termination.



FEATURES UNIQUE TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain features that are unique to each class of shares, as described below.



CLASS A DISTRIBUTION PLAN. Class A shares are generally offered at net asset value without an initial sales charge. See "Purchases -- Class A Shares" above.



The distribution fee paid to MFD under the Class A Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See
"Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Class A Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.



CLASS B DISTRIBUTION PLAN. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.



Under the Class B Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).



CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's Class A and Class B distribution and service fees for its current fiscal year are 0.00% and 1.00% per annum, respectively. Payment of the 0.25% per annum service fee will commence on the date that the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine.



DISTRIBUTIONS



The net income of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on such Exchange. All the net income, as defined in the SAI, of each class so determined is declared as a dividend to shareholders of record of that class at the time of such determination. Shares purchased become entitled to dividends declared as of the first day following the date of investment. Dividends are generally distributed with respect to each class of shares on the last business day of each month in the form of additional shares of that class at the rate of one share (and fraction thereof) for each one dollar (and fraction thereof) of dividend income attributable to that class, or, at the election of the shareholder, in cash; except that if a shareholder redeems the entire amount in his account with the Fund at any time during the month, all dividends declared by the Fund during the month through the date of redemption will be paid to him at the same time as the proceeds from the redemption of his shares. (For taxation information on distributions, see "Tax Status" below.) Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

Securities are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes. The determination of the net income of each class of shares of the Fund is made each day just prior to the determination of the net asset value per share of each class of shares of the Fund (i.e., the value of the net assets attributable to that class divided by the number of shares of the class outstanding). The net income of each class of shares is declared as a dividend each time the net income of the class is determined. Consequently, the net asset value per share of each class of shares remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in his account.

It is expected that each class of shares of the Fund will have a positive net income at the time of each determination thereof. If for any reason the net income of the Fund determined at any time is a negative amount, the Fund will first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to such account. Then, to the extent necessary, the Fund will reduce the number of its outstanding shares by treating each of its shareholders as having contributed to its capital that number of full and fractional shares in the account of such shareholder which represents his proportion of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. This procedure will permit the net asset value per share of each class of shares of the Fund to be maintained at a constant $1.00 per share.

TAX STATUS

The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, and to make distributions to its shareholders in accordance with the timing requirements set out in the Code. It is expected that the Fund will not be required to pay any entity level federal income or excise taxes, although foreign-source income earned by the Fund may be subject to foreign withholding taxes.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or in additional shares. Since the investment income of the Fund is derived from interest rather than dividends, no portion of the dividends or distributions paid by the Fund will qualify for the dividends received deduction for corporations. Shareholders may not have to pay state or local taxes on dividends derived from interest on U.S. Government obligations. Investors should consult with their tax advisors in this regard. Shortly after the end of each calendar year, each shareholder will receive a statement setting forth the federal income tax status of all dividends and distributions for that year including the portion taxable as ordinary income, the portion, if any, taxable as long-term capital gains, the portion representing interest on U.S. Government obligations, the portion, if any, representing a return of capital (which is generally free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld.


The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and certain other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments which have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Fund, one of eight series of the Trust, has two classes of shares, entitled Class A and Class B Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case shares of each class of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election or selection of Trustees and accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under its Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of each class of the Fund represents an equal proportionate interest in the Fund, subject to the liabilities of that class, with each other share of the Fund. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should a series of the Fund be liquidated, the shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

From time to time, the Fund may advertise its yield and effective yield for each class of shares. Both yield and effective yield are based on historical earnings and are not intended to indicate future performance. The yield of a class of shares of the Fund refers to the income allocable to that class generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the class of shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


The yield and effective yield calculations for Class B shares assumes no CDSC is paid. These yield quotations should not be considered as representative of the yield of a class of shares of the Fund in the future.



The yield of shares of the Fund will vary based on the type, quality, and maturities of the securities held in the portfolio, and fluctuations in short-term interest rates; in addition to the foregoing, the yield of a particular class will vary based on changes in the expenses of the Fund and expenses allocated to particular classes. For a discussion of the manner in which the Fund will calculate its yield, see the SAI. For further information about the Fund's performance for the fiscal year ended August 31, 1995, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder

Servicing Agent (see back cover for address and phone number.) In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

8.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. Cancelled checks, if any, will be sent to shareholders monthly. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends reinvested in additional shares. This option will be assigned if no other option is specified.

    -- Dividends in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by a reasonable period of time prior to the payment date for a dividend in order to be effective for that dividend. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders and may be changed or discontinued at any time by a shareholder or the Fund.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of distributions of dividends and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such fund are available for sale (and without any applicable CDSC).


    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP.


DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account twice monthly, monthly or quarterly. Required forms are available from the Shareholder Servicing Agent or investment dealers.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges at least $50 each may be made to up to four different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of the Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of taxdeferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.
                            ------------------------


The Fund's SAI, dated January 1, 1996, contains more detailed information about the Fund, including, but not limited to, information related to (i) investment techniques and restrictions, (ii) the Trustees, officers and investment adviser,
(iii) portfolio trading, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) tax status of distributions, (vi) the Distribution Plans, and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A



                            WAIVERS OF SALES CHARGES



This Appendix sets forth the various circumstances in which the contingent deferred sales charge is waived for Class B shares:



  1.  DIVIDEND REINVESTMENT



     - Shares acquired through dividend or capital gain reinvestment; and



     - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.



  2.  CERTAIN ACQUISITIONS/LIQUIDATIONS



     - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.



  3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:



     - Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;



     - Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;



     - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;



     - Employees or registered representatives of dealers and other financial institutions ("dealers") which have a sales agreement with MFD;



     - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the Shares; and



     - Institutional Clients of MFS or MFS Asset Management, Inc. ("AMI").



  4.  INVOLUNTARY REDEMPTIONS



     - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.



  5. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:



     INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")



     - Death or disability of the IRA owner; and



     - Distributions made on or after the IRA owner has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.



     SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")



     - Death, disability or retirement of 401(a) or ESP Plan participant;


     - Distributions made on or after the 401(a) or ESP Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;


     - Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


     - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

     - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);


     - Tax-free return of excess 401(a) or ESP Plan contributions;


     - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFS Service Center, Inc. ( the "Shareholder Servicing Agent");


     - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds; and


     - The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.



     SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")



     - Death or disability of SRO Plan participant;


     - Distributions made on or after the SRO Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.



     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")



     - Death or disability of a SAR-SEP Plan participant; and



     - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.



  6.  CERTAIN TRANSFERS OF REGISTRATION. Shares transferred:



     - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and


     - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.



  7.  SYSTEMATIC WITHDRAWAL PLAN



     - Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.



  8.  DEATH OF OWNER



     - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.



  9.  DISABILITY OF OWNER



     - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

                                                                      APPENDIX B


               DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
           U.S. GOVERNMENT AGENCIES, AUTHORITIES OR INSTRUMENTALITIES

U.S. GOVERNMENT OBLIGATIONS -- are issued by the Treasury and include bills, certificates of indebtedness, notes and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks and Federal Land Banks, as well as those listed below.

FEDERAL FARM CREDIT CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration. These bonds are not guaranteed by the U.S. Government.

MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of Transportation of the U.S. Government.

FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government and are fully and unconditionally guaranteed by the U.S. Government.

GNMA CERTIFICATES -- are mortgage-backed securities, with timely payment guaranteed by the full faith and credit of the U.S. Government, which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is also insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration.

FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S. Government.


FEDERAL HOME LOAN BANK BONDS -- are bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.


FINANCING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation.

FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S. Government.

RESOLUTION FUNDING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation.

STUDENT LOAN MARKETING ASSOCIATION DEBENTURES -- are debentures backed by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

TENNESSEE VALLEY AUTHORITY BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

Some of the foregoing obligations, such as Treasury bills and GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Government; others, such as securities of FNMA, by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to instrumentalities sponsored by the U.S. Government as it is not obligated by law, in certain instances, to do so.

Although this list includes a description of the primary types of U.S. Government agency, authorities or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                                                      APPENDIX C


                DESCRIPTION OF SHORT-TERM INVESTMENTS OTHER THAN
                          U.S. GOVERNMENT OBLIGATIONS

CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

BANKERS' ACCEPTANCES -- are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations in order to finance long-term credit needs.

A-1 AND P-1 COMMERCIAL PAPER RATINGS

Description of S&P and Moody's highest commercial paper ratings:

The rating "A" is the highest commercial paper rating assigned by S&P and Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

                                                                      APPENDIX D


                          DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various bonds. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, BONDS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE BONDS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD.

                        MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                        STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                         FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                         [LOGO]

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-4500

Distributor                              MFS[R] CASH RESERVE FUND
MFS Fund Distributors, Inc.
500 Boylston Street                      Prospectus
Boston, MA 02116                         January 1, 1996
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



[LOGO]


MFS[R] CASH RESERVE FUND
500 Boylston Street
Boston, MA 02116

                                         MCR-1 1/96/36M 01/201



LOGO

MFS[R] CASH                             STATEMENT OF
RESERVE FUND[SM]                        ADDITIONAL INFORMATION
(A member of the MFS Family of
  Funds[R])                             January 1, 1996
---------------------------------------------------------------

                                                                                              Page
                                                                                              ----
  1.  Definitions...........................................................................     2
  2.  Investment Techniques.................................................................     2
  3.  Investment Restrictions...............................................................     2
  4.  Management of the Fund................................................................     4
          Trustees..........................................................................     4
          Officers..........................................................................     4
          Investment Adviser................................................................     5
          Custodian.........................................................................     6
          Shareholder Servicing Agent.......................................................     6
          Distributor.......................................................................     6
  5.  Portfolio Transactions and Brokerage Commissions......................................     6
  6.  Shareholder Services..................................................................     7
          Investment and Withdrawal Programs................................................     7
          Exchange Privilege................................................................     9
          Tax-Deferred Retirement Plans.....................................................     9
  7.  Tax Status............................................................................    10
  8.  Net Income and Distributions..........................................................    11
  9.  Performance Information...............................................................    11
 10.  Distribution Plans....................................................................    13
 11.  Description of Shares, Voting Rights and Liabilities..................................    14
 12.  Independent Auditors and Financial Statements.........................................    14
      Appendix A............................................................................    15

MFS CASH RESERVE FUND
A Series of MFS Series Trust I
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information (the "SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated January 1, 1996. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


1. DEFINITIONS

"Fund"               --   MFS(R) Cash Reserve Fund, a
                          series of MFS Series Trust I
                          (the "Trust"), a
                          Massachusetts business
                          trust. The Trust was previ-
                          ously known as "MFS Lifetime
                          Managed Sectors Fund" prior
                          to August 1, 1993. On August
                          3, 1992, the Trust changed
                          its name from "Lifetime
                          Managed Sectors Trust." The
                          Fund is the successor to MFS
                          Lifetime Money Market Fund,
                          which was reorganized as a
                          series of the Trust on
                          September 7, 1993.
"MFS" or the         --   Massachusetts Financial
  "Adviser"               Services Company, a Delaware
                          corporation.
"MFD"                --   MFS Fund Distributors, Inc.,
                          a Delaware corporation.
"Prospectus"         --   The Prospectus of the Fund,
                          dated January 1, 1996, as
                          amended or supplemented from
                          time to time.

2. INVESTMENT TECHNIQUES

The investment policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.

SECURITIES LENDING

The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 20% of the value of the Fund's total assets.

REPURCHASE AGREEMENTS

As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

3. INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI means the lesser of (i) more than 50% of the outstanding shares of the Trust (or of a series or a class, as applicable) or (ii) 67% or more of the outstanding shares of the Trust (or of a series or a class, as applicable) present at a meeting if holders of more than 50% of the outstanding shares of the Trust (or of a series or a class, as applicable) are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Fund may not:

    (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value.

    (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

    (3) Invest more than 25% of its total assets (taken at market value) in any one industry; provided, however, that (a) there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (b) the Fund may invest up to 75% of its assets in all finance companies as a group, all bank and bank holding companies as a group and all utility companies as a group when in the opinion of the Adviser yield differentials and money market conditions suggest and when cash is available for such investment and instruments are available for purchase which fulfill the Fund's objective in terms of quality and marketability.

    (4) Purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

    (5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

    (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state.

    (7) Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause the Fund to hold more than 10% of any class of securities of such issuer. For this purpose all indebtedness of an issuer maturing in less than one year shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

    (8) Invest for the purpose of exercising control or management.

    (9) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

    (10) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

    (11) Make short sales of securities.

    (12) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

    (13) Write, purchase or sell any put or call option.

    (14) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

As a non-fundamental policy, the Fund will not knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 10% of the Fund's total assets (taken at market value) would be so invested.

OTHER OPERATING POLICIES

The Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 33 1/3%.

These operating policies are not fundamental and may be changed without shareholder approval.

4. MANAGEMENT OF THE FUND

The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. Their titles may have varied during that period.

TRUSTEES

A. KEITH BRODKIN*, Chairman and President
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY*
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

MARSHALL N. COHAN
Private Investor. Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D.
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School,
  Professor of Surgery. Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield &
  Son Ltd., Chairman. Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director. Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III
Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual fund), Trustee. Address: 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT*
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES*
Massachusetts Financial Services Company, President

J. DALE SHERRATT
Insight Resources, Inc. (acquisition planning specialists), President (since
  January, 1990). Address: One Liberty Square, Boston, Massachusetts

WARD SMITH
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director; Society Corporation (bank holding company), Director (prior to April 1992); Society National Bank (commercial bank), Director prior to April 1992. Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio

OFFICERS

W. THOMAS LONDON*, Treasurer
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN*, Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.*, Assistant Secretary
Massachusetts Financial Services Company, Vice President and Associate General
  Counsel

JAMES O. YOST*, Assistant Treasurer
Massachusetts Financial Services Company, Vice President
---------------

* "Interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current years service and amortize past service cost.

Set forth in Appendix A hereto is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable under, the retirement plan.

As of November 30, 1995, the Trustees and officers, as a group, owned less than 1% of the Fund's shares outstanding on that date.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

MFS, together with its predecessor organizations, has a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Fund dated as of September 1, 1993 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to the sum of 0.55% of the Fund's average daily net assets. The Adviser agreed voluntarily to reduce its fee with respect to the Fund to 0.45% of the Fund's average daily net assets. This temporary fee reduction for the Fund may be rescinded at any time by the Adviser, upon written notice to the Fund, as to fees accruing after the date of such rescission.

For the Fund's fiscal years ended August 31, 1995, the nine-month period ended August 31, 1994 and the fiscal year ended November 30, 1993, the Advisor received management fees under the Fund's Advisory Agreement of $1,134,567, $806,328 and $665,052 (before reductions of $206,280, $147,532 and $111,576), respectively.

In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reductions and reimbursements in response to any amendment or rescission of the various state requirements.

The Fund pays all of the Fund's expenses (other than those assumed by MFS or MFD) including: Trustee fees discussed above; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to that Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing share certificates, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of the Adviser for the fiscal year ended August 31, 1995, see "Statement of Operations" in the Fund's Annual Report to shareholders dated August 31, 1995 incorporated by reference into this SAI. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions and, in general, administering its affairs (with the exception of the services, facilities and personnel provided by the Shareholder Servicing Agent or the Custodian, see below).

The Advisory Agreement with the Fund will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of each class and public offering price of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also serves as the dividend and distribution disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Fund, dated as of September 10, 1986 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.

DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated as of January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where the SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares is their net asset value next computed after the sale.

CLASS B SHARES: MFD acts as agent in selling Class B shares of the Fund to dealers. The public offering price of Class B shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

During the fiscal year ended August 31, 1995, the nine-month period ended August 31, 1994 and the fiscal year ended November 30, 1993, the Contingent Deferred Sales Charge (the "CDSC") imposed on redemption of Class B shares was $769,924, $535,000 and $780,000, respectively.

The Distribution Agreement will remain in effect until August 1, 1996 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

5. PORTFOLIO TRANSACTIONS AND
   BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $20,000 of commission business from the MFS Funds to the Pershing Division of Donaldson, Lufkin and Jenrette as consideration for the annual renewal of the Lipper Directors' Analytical Data Service (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Most of the transactions of the Fund are principal transactions and thus do not involve the payment of brokerage commissions. For the Fund's fiscal year ended August 31, 1995, the nine-month period ended August 31, 1994 and the fiscal year ended November 30, 1993, no brokerage commissions were paid by the Fund.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

6. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS

The Fund makes available programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work, as described below. The programs involve no extra charge to shareholders and may be changed or discontinued at any time by a shareholder or the Fund.

DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC (e.g., Class A shares purchased by exchange from another MFS Fund that imposes a CDSC). To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL: Additional investments of $50 or more in the Fund may be made at any time either by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's Fund account for investment in the same class of shares of other MFS funds, selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds effective on the seventh day of each month or of every third month, depending on whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in the Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of the Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing signed by the record owner(s) exactly as shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of the month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE: Holders of Class B shares of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of the Fund in the case where such shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if such shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of the Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares, or within 12 months of the initial purchase for certain Class A share purchases, a CSDC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same Fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please consult your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below and the limitations described under "Exchanges" in the Prospectus, some or all of the shares in an account for which payment has been received by the Fund (i.e., an established account) may be exchanged for the shares of the same class of any other MFS Fund (if available for sale) at net asset value. Exchanges will be made after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing signed by the record owner(s) exactly as the shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent in writing or by telephone on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all of the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of the Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the MFS Funds, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS

Shares of the Fund are available for purchase by all types of tax-deferred retirement plans. MFD makes available through invest-ment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by MFD, the trustee or the custodian, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

7. TAX STATUS

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders. As long as the Fund qualifies as a regulated investment company under the Code, it will not be subject to any Massachusetts excise or income taxes.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains, whether paid to shareholders in cash or additional shares, are taxable to the Fund's shareholders as ordinary income for federal income tax purposes regardless of how long they have owned shares in the Fund. Since the investment income of the Fund is derived from interest rather than dividends, no portion of the dividends paid by the Fund will qualify for the dividends-received deduction for corporations. Dividends of the Fund that are declared in October, November, or December to shareholders of record in such a month, and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Special tax considerations apply with respect to foreign investments of the Fund. For example, foreign exchange gains and losses realized by the Fund generally will be treated as ordinary income or losses. Investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on the Fund.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of foreign tax or an exemption from foreign tax on such income; the Fund intends to qualify for treaty reduced rates of tax where available. It is impossible, however, to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold tax at the rate of 30% on any dividends or other payments made to Non-U.S. Persons that are subject to such withholding regardless of whether a lower treaty rate may be permitted. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period applicable to such claims. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to payments which have been subject to 30% withholding. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdiction.

Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

8. NET INCOME AND DISTRIBUTIONS

As described in "Distributions" in the Prospectus, the net income attributable to each class of shares of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) (For taxation information on distributions, see "Tax Status" above.)

For this purpose, the net income attributable to each class of shares of the Fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income attributable to that class accrued on the portfolio assets of the Fund, (ii) less all actual and accrued expenses attributable to that class determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the Fund attributable to that class. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes. The Fund will limit its portfolio investments to those U.S. dollar-denominated instruments which the Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board of Trustees. The Fund has also agreed to maintain a dollar weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees has established procedures designed to stabilize the net asset value per share of each class of the Fund, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Trustees determine that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, they will take corrective action as they regard as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

Since the net income is declared as a dividend each time the net income is determined, the net asset value per share of each class (i.e., the value of the net assets of the Fund attributable to that class divided by the number of shares of the class outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in his account.

It is expected that each class of shares of the Fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the Fund could reduce the number of its outstanding shares by treating each shareholder of the Fund as having contributed to its capital that number of full and fractional shares of the Fund in the account of such shareholder which represents his proportion of such excess. Each shareholder of the Fund will be deemed to have agreed to such contribution in these circumstances by its investment in the Fund. This procedure would permit the net asset value per share of each class of the Fund to be maintained at a constant $1.00 per share.

9. PERFORMANCE INFORMATION

The Fund will provide current annualized and effective annualized yield quotations based on the daily dividends of each class of shares of the Fund. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

Any current yield quotation of each class of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of each class of the Fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of each class of the Fund in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the Fund's expenses.

The current annualized yield of the Fund for the seven-day period ended August 31, 1995 (the end of the Fund's fiscal year) was 4.94% for Class A shares and 3.84% for Class B shares. The effective annualized yield of the Fund for such period was 5.06% for Class A shares and 3.92% for Class B shares.

PERFORMANCE RESULTS -- The performance results below, based on an assumed initial investment in Class B shares of $10,000, cover the period from December 29, 1986 through December 31, 1994. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. Any performance results or total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current yield and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

                                   MFS CASH RESERVE B
                                 CAP GAIN       DIVIDEND
YEAR ENDED        DIRECT        REINVEST-      REINVEST-       TOTAL
DECEMBER 31     INVESTMENT         MENT           MENT         VALUE
-----------     -----------     ----------     ----------     -------
    1986*         $10,000            0           $    0       $10,000
    1987           10,000            0              428        10,428
    1988           10,000            0            1,049        11,049
    1989           10,000            0            1,847        11,847
    1990           10,000            0            2,578        12,578
    1991           10,000            0            3,115        13,115
    1992           10,000            0            3,327        13,327
    1993           10,000            0            3,484        13,484
    1994           10,000            0            3,801        13,801
   -----

------------------
*For the period from the start of business, December 29, 1986, through December 31, 1986.


EXPLANATORY NOTES: The results take into account the annual distribution fee but not the CDSC. No adjustment has been made for any income taxes payable by shareholders.

GENERAL: From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Saloman Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed/income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first
     Trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders of experts.

10. DISTRIBUTION PLANS

The Trustees have adopted separate Distribution Plans for Class A and Class B shares (the "Distribution Plans") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that each Distribution Plan would benefit the Fund and the respective class of shareholders. The Distribution Plans are designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent that the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plans are described in the Prospectus under the caption "Distribution Plans," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to the Class A Distribution Plan, no service fees will be paid; (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amounts as may be determined from time to time by MFD; or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to the Class B Distribution Plan, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under any Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plans is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense equipment.


DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended August 31, 1995, the Fund paid the following Distribution
Plan expenses:

                                         AMOUNT OF     AMOUNT OF
                           AMOUNT OF    DISTRIBUTION  DISTRIBUTION
                          DISTRIBUTION  AND SERVICE   AND SERVICE
                          AND SERVICE      FEES          FEES
                           FEES PAID     RETAINED      RECEIVED
   DISTRIBUTION PLANS       BY FUND       BY MFD      BY DEALERS
------------------------  -----------   -----------   -----------
Class B Distribution
  Plan..................  $2,015,342     $1,560,531    $454,811

GENERAL: Each of the Distribution Plans will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). Each of the Distribution Plans also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. Each of the Distribution Plans may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to any of the Distribution Plans entered into between the Fund or MFD and other organizations must be approved by the Board of

Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under any of the Distribution Plans must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. None of the Distribution Plans may be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interest person" has any financial interest in any of the Distribution Plans or in any related agreement.

11. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust's Declaration of Trust permit the Trustees of the Trust to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and seven other series. The Declaration of Trust, as amended, further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of the Fund, Class A shares and Class B shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases-Conversion of Class B Shares" in the Prospectus). The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

12. INDEPENDENT AUDITORS AND
     FINANCIAL STATEMENTS

Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

The Portfolio of Investments at August 31, 1995, the Statement of Assets and Liabilities at August 31, 1995, the Statement of Operations for the year ended August 31, 1995, the Statement of Changes in Net Assets for the year ended August 31, 1995, the nine months ended August 31, 1994 and the year ended November 30, 1993, the Financial Highlights for the year ended August 31, 1995, the nine months ended August 31, 1994, for each of the years in the seven year period ended November 30, 1993 and for the period December 29, 1986 to November 30, 1987, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.


                                                                                                            APPENDIX A

                                            TRUSTEE COMPENSATION TABLE

                                                        RETIREMENT BENEFIT         ESTIMATED          TOTAL TRUSTEE FEES
                                     TRUSTEE FEES       ACCRUED AS PART OF       CREDITED YEARS         FROM FUND AND
               TRUSTEE               FROM FUND(1)        FUND EXPENSE(1)         OF SERVICE(2)         FUND COMPLEX(3)
------------------------------------------------------------------------------------------------------------------------
Richard B. Bailey....................    $3,500               $  685                   10                  $226,221
A. Keith Brodkin.....................       -0-                  -0-                  N/A                       -0-
Marshall N. Cohan....................     3,950                1,700                   14                   147,274
Dr. Lawrence Cohn....................     3,500                  350                   18                   133,524
Sir David Gibbons....................     3,500                1,251                   13                   132,024
Abby M. O'Neill......................     3,275                  491                   10                   125,924
Walter E. Robb, III..................     3,950                1,912                   15                   147,274
Arnold D. Scott......................       -0-                  -0-                  N/A                       -0-
Jeffrey L. Shames....................       -0-                  -0-                  N/A                       -0-
J. Dale Sherratt.....................     3,950                  395                   20                   147,274
Ward Smith...........................     3,950                  609                   13                   147,274

(1) For fiscal year ended August 31, 1995.
(2) Based on normal retirement age of 75.
(3) For calendar year 1994. All Trustees receiving compensation served as Trustees of 36 funds within the MFS fund complex (having aggregate net assets at December 31, 1994, of approximately $9.7 billion) except Mr. Bailey, who served as Trustee of 56 funds within the MFS fund complex (having aggregate net assets at December 31, 1994, of approximately $24.4 billion).



                         ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
                                                                           YEARS OF SERVICE
                                                ----------------------------------------------------------------------
                       AVERAGE TRUSTEE FEES              3                  5                 7         10 or more
----------------------------------------------------------------------------------------------------------------------
                              $2,950                    $ 443            $  738            $1,033          $1,475
                               3,230                      485               808             1,131           1,615
                               3,510                      527               878             1,229           1,755
                               3,790                      569               948             1,327           1,895
                               4,070                      611             1,018             1,425           2,035
                               4,350                      653             1,088             1,523           2,175

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617)954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617)954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank & Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800)225-2606

Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110




MFS(R)
CASH RESERVE
FUND

500 BOYLSTON STREET
BOSTON, MA 02116

LOGO                                                      MCR-13 1/96.5M  01/201

[logo] MFS
THE FIRST NAME IN MUTUAL FUNDS                        Annual Report for
                                                             Year Ended
                                                        August 31, 1995

MFS(R) CASH RESERVE FUND

Front cover
A photo of a columned building

MFS(R)  CASH  RESERVE  FUND

TRUSTEES                                            SECRETARY
A. Keith Brodkin* - Chairman and President          Stephen E. Cavan*

Richard B. Bailey* - Private Investor;              ASSISTANT  SECRETARY
Former Chairman and Director (until 1991),          James R. Bordewick, Jr.*
Massachusetts Financial Services Company
                                                    CUSTODIAN
Marshall N. Cohan - Private Investor                State Street Bank and Trust Company

Lawrence H. Cohn, M.D. - Chief of Cardiac           AUDITORS
Surgery, Brigham and Women's Hospital;              Deloitte & Touche LLP
Professor of Surgery, Harvard Medical School
                                                    INVESTOR  INFORMATION
The Hon. Sir J. David Gibbons, KBE - Chief          For MFS stock and bond market outlooks,
Executive Officer, Edmund Gibbons Ltd.;             call toll free: 1-800-637-4458 anytime from
Chairman, Bank of N.T. Butterfield & Son Ltd.       a touch-tone telephone.

Abbey M. O'Neill - Private Investor;                For information on MFS mutual funds,
Director, Rockefeller Financial Services, Inc.      call your financial adviser or, for an
(Investment Advisers)                               information kit, call toll free:
                                                    1-800-637-2929 any business day from
Walter E. Robb, III - President and Treasurer,      9 a.m. to 5 p.m. Eastern time (or leave
Benchmark Advisors, Inc. (Corporate                 a message anytime).
Financial Consultants)
                                                    INVESTOR  SERVICE
Arnold D. Scott* - Senior Executive Vice            MFS Service Center, Inc.
President and Secretary, Massachusetts              P.O. Box 2281
Financial Services Company                          Boston, MA 02107-9906

                                                    For general information,
Jeffrey L. Shames* - President, Massachusetts       call toll free:
Financial Services Company                          1-800-225-2606 any business day from
                                                    8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt  - President, Insight Resources,
Inc. (Acquisition Planning Specialists)             For service to speech- or hearing-impaired,
                                                    call toll free: 1-800-637-6576 any business
Ward Smith - Former Chairman                        day from 9 a.m. to 5 p.m. Eastern time.
(until 1994), NACCO Industries;                     (To use this service, your phone must be
Director, Sundstrand Corporation                    equipped with a Telecommunications Device for
                                                    the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company            For share prices, account balances and
500 Boylston Street                                 exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                               (1-800-637-8255) anytime from a touch-tone
                                                    telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO  MANAGER
Geoffrey L. Kurinsky*

TREASURER
W. Thomas London*

ASSISTANT  TREASURER
James O. Yost*

*Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS
Dear Shareholders:
Short-term interest rates increased dramatically during the past year, despite the last few months of lower rates. The annualized compounded yield on an investment in Class A shares of the Fund for the seven-day period ended August 31, 1995 increased from 3.8% to 5.1%, while the annualized compounded yield on an investment in Class B shares rose from 2.7% to 3.9%.

Economic Environment
Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. After slowing earlier in the summer, consumer spending and homebuying were showing renewed strength by August 31, while businesses continued to work off excess inventories and reduce factory output. Meanwhile, overseas economies, particularly those of Germany and Japan, have not recovered as expected, limiting U.S. export growth. However, we believe the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough confidence to help maintain
2 1/2% to 3% real (adjusted for inflation) growth in gross domestic product, at least through 1995.

Interest Rates
During the fiscal year ended August 31, 1995, the Federal Reserve voted to continue to tighten monetary policy by raising the federal funds rate (the interest rate charged by banks to other banks in need of overnight loans) two more times. On November 15, 1994, it raised the federal funds rate 75 basis points (0.75%). Then on February 1, 1995, an increase of 50 basis points (0.50%) was put into effect. Most recently, however, the Federal Reserve lowered rates 25 basis points (0.25%) on July 6, 1995 (the first easing in nearly three years) after the economy began to show signs of contracting. As a result, yields on 30-day U.S. Treasury bills rose from just over 4.2% at the end of August 1994 to 5.3% as of August 31, 1995, while yields on 30-day commercial paper increased from 4.7% to their current level of 5.7% during the same period. With improving inflation conditions and moderate economic growth, we believe short-term interest rates may fall somewhat further over the next several months.

Portfolio Performance and Strategy
Because of the trend toward stable to lower short-term interest rates and in an effort to provide a reasonable level of current income, we have lengthened maturities in the portfolio. The average maturity of the Fund was 50 days as of August 31, 1995 versus 30 days as of August 31, 1994.

    The portfolio continues to include only the highest-quality corporate, bank and government securities in order to provide investors with maximum security against credit risk (although money market funds are neither insured nor guaranteed by the U.S. government, and there can be no assurance that they will be able to maintain a stable net asset value). On August 31, 1995, approximately 24% of the Fund's net assets was invested in commercial paper, with the balance invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government because of the very narrow yield spreads between government agency obligations and commercial paper. This emphasis on quality should allow the Fund to continue to help investors to obtain current income and, at the same time, to preserve capital and liquidity.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

A photo of A. Keith Brodkin,           A photo of Geoffrey L. Kurinsky,
Chairman and President.                Portfolio Manager.

A. Keith Brodkin                       Geoffrey L. Kurinsky
Chairman and President                 Portfolio Manager

September 12, 1995


PORTFOLIO  MANAGER  PROFILE
Geoff Kurinsky began his career at MFS in 1987 in the Fixed Income Department. A graduate of the University of Massachusetts and Boston University's Graduate School of Management, he was named Assistant Vice President in 1988, Vice President in 1989 and Senior Vice President in 1993. He has managed MFS Cash Reserve Fund since 1987.

TAX  FORM  SUMMARY
In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

OBJECTIVE  AND  POLICY
The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's investment policy is to invest in money market instruments that mature in less than 13 months. Securities collateralizing repurchase agreements, however, may have maturities in excess of 13 months. The Fund invests primarily in U.S. government securities (including repurchase agreements collateralized by such securities), obligations of the larger banks, prime commercial paper and high-grade, short-term corporate obligations. The Fund may also invest in U.S. dollar-denominated securities of foreign issuers.

PORTFOLIO  OF  INVESTMENTS - August 31, 1995
Commercial Paper - 23.7%
-----------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)         Value
-----------------------------------------------------------------------------
  American Telephone & Telegraph Co.,
    due 9/14/95                                         $ 4,500  $  4,490,835
  Campbell Soup Co., due 10/19/95                         5,000     4,962,200
  Coca-Cola Co., due 11/30/95                             5,000     4,929,875
  Hershey Foods Corp.,
    due 10/03/95 - 10/23/95                               8,200     8,141,740
  Hewlett Packard Co., due 10/03/95                         450       447,740
  PepsiCo, Inc., due 9/01/95 - 10/03/95                   7,200     7,189,902
  Philip Morris Cos., Inc., due 9/13/95                   7,000     6,986,700
  Warner-Lambert Co., due 12/29/95                        5,000     4,908,271
-----------------------------------------------------------------------------
Total Commercial Paper                                           $ 42,057,263
-----------------------------------------------------------------------------

U.S.  Government  and  Agency  Obligations - 78.5%
-----------------------------------------------------------------------------
  Federal Farm Credit Bank,
    due 11/16/95 - 11/28/95                             $10,000  $  9,873,795
  Federal Home Loan Bank, due 9/06/95                     3,100     3,097,554
  Federal Home Loan Mortgage Corp.,
    due 9/05/95 - 2/20/96                                80,850    80,358,689
  Federal National Mortgage Assn.,
    due 9/15/95 - 2/12/96                                43,900    43,436,039
  Tennessee Valley Authority, due 10/03/95                2,500     2,487,422
-----------------------------------------------------------------------------
Total U.S. Government and Agency Obligations                     $139,253,499
-----------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                   $181,310,762

Other  Assets,  Less  Liabilities - (2.2)%                         (3,939,175)
-----------------------------------------------------------------------------

Net Assets - 100.0%                                              $177,371,587
-----------------------------------------------------------------------------
See notes to financial statements

FINANCIAL  STATEMENTS
Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
August 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                      $181,310,762
  Cash                                                                81,058
  Receivable for Fund shares sold                                  1,250,741
  Other assets                                                         3,028
                                                                ------------
      Total assets                                              $182,645,589
                                                                ------------
Liabilities:
  Distributions payable                                         $     62,963
  Payable for Fund shares reacquired                               4,971,896
  Payable to affiliates -
    Management fee                                                     2,346
    Shareholder servicing agent fee                                    1,125
    Distribution fee                                                  79,768
  Accrued expenses and other liabilities                             155,904
                                                                ------------
      Total liabilities                                         $  5,274,002
                                                                ------------
Net assets (represented by paid-in capital)                     $177,371,587
                                                                ============
Shares of beneficial interest outstanding                        177,371,587
                                                                ============
Class A shares:
  Net asset value, redemption price and offering price per share
   (net assets of $10,852,198 / 10,852,198 shares of beneficial
   interest outstanding)                                          $1.00
                                                                  =====
Class B shares:
  Net asset value, redemption price and offering price per share
    (net assets of $166,519,389 / 166,519,389 shares of
    beneficial interest outstanding)                              $1.00
                                                                  =====
A contingent deferred sales charge may be imposed on redemptions of Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended August 31, 1995
------------------------------------------------------------------------------
Net investment income:
  Interest                                                        $11,606,334
                                                                  -----------
  Expenses -
    Management fee                                                $ 1,134,567
    Trustees' compensation                                             37,510
    Shareholder servicing agent fee (Class A)                           7,128
    Shareholder servicing agent fee (Class B)                         443,375
    Distribution and service fee (Class B)                          2,015,342
    Postage                                                            77,236
    Custodian fee                                                      43,232
    Printing                                                           55,061
    Auditing fees                                                      29,159
    Legal fees                                                          4,200
    Miscellaneous                                                     297,000
                                                                  -----------
      Total expenses                                              $ 4,143,810
    Reduction of expenses by investment adviser                      (206,280)
                                                                  -----------
        Net expenses                                              $ 3,937,530
                                                                  -----------
            Net investment income                                 $ 7,668,804
                                                                  ===========


Statement  of  Changes  in  Net  Assets
----------------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended       Nine Months Ended               Year Ended
                                                          August 31, 1995         August 31, 1994        November 30, 1993
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $  7,668,804            $  2,788,904             $  1,447,426
                                                             ------------            ------------             ------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $   (234,719)           $    (23,520)            $       (819)
  From net investment income (Class B)                         (7,434,085)             (2,765,384)              (1,446,607)
                                                             ------------            ------------             ------------
    Total distributions declared to shareholders             $ (7,668,804)             (2,788,904)              (1,447,426)
                                                             ------------            ------------             ------------
Fund share (principal)transactions at net asset
  value of $1.00 per  share -
  Net proceeds from sales of shares                          $836,765,789            $514,645,780             $361,353,850
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                            6,352,846               2,337,731                1,295,224
  Cost of shares reacquired                                  (881,538,348)           (456,515,148)            (332,765,233)
                                                             ------------            ------------             ------------
      Total increase (decrease) in net assets                $(38,419,713)           $  60,468,36             $ 29,883,841
Net assets:
  At beginning of period                                      215,791,300             155,322,937              125,439,096
                                                             ------------            ------------             ------------
  At end of period                                           $177,371,587            $215,791,300             $155,322,937
                                                             ============            ============             ============

See notes to financial statements

Financial  Highlights
--------------------------------------------------------------------------------------------------------------------
                                                                                            Nine
                                                                  Year Ended        Months Ended          Year Ended
                                                                  August 31,          August 31,        November 30,
                                                                        1995                1994                1993<F2>
--------------------------------------------------------------------------------------------------------------------
                                                                     Class A
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 1.00             $ 1.00               $ 1.00
                                                                      ------             ------               ------
Net investment income#                                                $ 0.05             $ 0.02               $ 0.01
Less distributions declared to shareholders from net
 investment income                                                     (0.05)             (0.02)               (0.01)
                                                                      ------             ------               ------
Net asset value - end of period                                       $ 1.00             $ 1.00               $ 1.00
                                                                      ======             ======               ======
Total return                                                           4.91%              2.89%<F1>            2.28%<F1>
Ratios (to average net assets)/Supplemental data:<F3>
  Expenses                                                             0.90%              0.86%<F1>            0.92%<F1>
  Net investment income                                                4.94%              3.11%<F1>            2.26%<F1>
Net assets at end of period (000 omitted)                            $10,852             $2,156                  $49

<F1> Annualized.
<F2> For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.
<F3> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

  Net investment income                                               $ 0.05             $ 0.02               $ 0.01
  Ratios (to average net assets):
    Expenses                                                           1.00%              0.96%<F1>            1.02%<F1>
    Net investment income                                              4.84%              3.01%<F1>            2.16%<F1>

See notes to financial statements

Financial  Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                            Nine
                                  Year Ended        Months Ended          Year Ended November 30,
                                  August 31,          August 31,          -------------------------------------
                                        1995                1994            1993           1992           1991
---------------------------------------------------------------------------------------------------------------
                                     Class B
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                            $ 1.00             $ 1.00           $ 1.00         $ 1.00         $ 1.00
                                      ------             ------           ------         ------         ------
Net investment income<F2>             $ 0.04             $ 0.01           $ 0.01         $ 0.02         $ 0.04
Less distributions declared
 to shareholders from net
 investment income                     (0.04)             (0.01)           (0.01)         (0.02)         (0.04)
                                      ------             ------           ------         ------         ------
Net asset value - end of period       $ 1.00             $ 1.00           $ 1.00         $ 1.00         $ 1.00
                                      ======             ======           ======         ======         ======
Total return                           3.81%              1.79%<F1>        1.16%          1.79%          4.56%
Ratios (to average net assets)/Supplemental data:<F2>
  Expenses                             1.93%              1.94%<F1>        2.00%          2.22%          2.04%
  Net investment income                3.69%              1.88%<F1>        1.19%          1.83%          4.53%
Net assets at end of period
 (000 omitted)                      $166,519           $213,635         $155,274       $125,439       $161,040

<F1> Annualized.
<F2> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

  Net investment income               $ 0.04             $ 0.01           $ 0.01         $ 0.02         $ 0.04
  Ratios (to average net assets):
    Expenses                           2.03%              2.04%<F1>        2.10%          2.32%          2.13%
    Net investment income              3.59%              1.78%<F1>        1.09%          1.73%          4.44%

See notes to financial statements

Financial  Highlights - continued
------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended November 30,
                                                                    ----------------------------------------------
                                                                       1990          1989         1988       1987<F2>
------------------------------------------------------------------------------------------------------------------
                                                                    Class B
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -  beginning of period                               $ 1.00        $ 1.00       $ 1.00      $ 1.00
                                                                     ------        ------       ------      ------
Net investment income                                                $ 0.06        $ 0.07       $ 0.06      $ 0.04
Less distributions declared to shareholders from net
 investment income                                                    (0.06)        (0.07)       (0.06)      (0.04)
                                                                     ------        ------       ------      ------
Net asset value - end of period                                      $ 1.00        $ 1.00       $ 1.00      $ 1.00
                                                                     ======        ======       ======      ======
Total return                                                          6.12%         7.34%        5.85%       4.42%<F1>
Ratios (to average net assets)/Supplemental data:
  Expenses                                                            2.23%         2.24%        2.06%       2.06%<F1>
  Net investment income                                               6.06%         7.10%        5.59%       5.59%<F1>
Net assets at end of period (000 omitted)                          $203,314      $146,885     $139,518     $83,845

<F1> Annualized.
<F2> For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS
(1) Business and Organization
MFS Cash Reserve Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata, based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed and paid monthly at an annual rate of 0.55% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $8,263 for the year ended August 31, 1995.

Distributor - The Trustees have adopted a separate distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payments under the Class A distribution plan will commence when the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million.

The Class B distribution plan provides that the Fund will pay MFD a monthly distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $49,025 for Class B shares for the year ended August 31, 1995. Fees incurred under the distribution plan during the year ended August 31, 1995 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1995 were $769,924.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares, at an effective annual rate of up to 0.15% and 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio  Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $1,963,560,145 and $2,008,039,485, respectively.

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares at net asset value of $1.00 per share, were as follows:

Class A Shares
                         Year Ended    Nine Months Ended           Year Ended
                    August 31, 1995      August 31, 1994   November 30, 1993*
------------------------------------------------------------------------------
Shares sold              21,839,588            5,460,125              137,859
Shares issued to
 shareholders in
 reinvestment of
 distributions              211,125               20,023                  197
Shares reacquired       (13,354,949)          (3,372,483)             (89,287)
                        -----------           ----------              -------
  Net increase
  (decrease)              8,695,764            2,107,665               48,769
                        ===========           ==========              =======

Class B Shares
                         Year Ended    Nine Months Ended           Year Ended
                    August 31, 1995      August 31, 1994    November 30, 1993
------------------------------------------------------------------------------
Shares sold             814,926,201          509,185,655          361,215,991
Shares issued to
 shareholders in
 reinvestment of
 distributions            6,141,721            2,317,708            1,295,027
Shares reacquired      (868,183,399)        (453,142,665)        (332,675,946)
                       ------------         ------------         ------------
  Net increase
  (decrease)            (47,115,477)          58,360,698           29,835,072
                       ============         ============         ============

*For the period from commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1995 was $2,118.

INDEPENDENT  AUDITORS'  REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the series constituting MFS Series Trust I) as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended August 31, 1995, the nine months ended August 31, 1994 and the year ended November 30, 1993, and the financial highlights for the year ended August 31, 1995, the nine-months ended August 31, 1994 and for each of the years in the seven-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Cash Reserve Fund at August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1995





                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

THE MFS FAMILY OF FUNDS(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

STOCK                                                   LIMITED MATURITY BOND
----------------------------------------------------    ----------------------------------------------------
Massachusetts Investors Trust                           MFS(R)   Government Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
Massachusetts Investors Growth Stock Fund               MFS(R)   Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
MFS(R) Capital Growth Fund                              MFS(R)   Municipal Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
MFS(R) Emerging Growth Fund
----------------------------------------------------    WORLD
MFS(R) Gold & Natural Resources Fund                    ----------------------------------------------------
----------------------------------------------------    MFS(R)   World Asset Allocation Fund
MFS(R) Growth Opportunities Fund                        ----------------------------------------------------
----------------------------------------------------    MFS(R)   World Equity Fund
MFS(R) Managed Sectors Fund                             ----------------------------------------------------
----------------------------------------------------    MFS(R)   World Governments Fund
MFS(R) OTC Fund                                         ----------------------------------------------------
----------------------------------------------------    MFS(R)   World Growth Fund
MFS(R) Research Fund                                    ----------------------------------------------------
----------------------------------------------------    MFS(R)   World Total Return Fund
MFS(R) Value Fund                                       ----------------------------------------------------
----------------------------------------------------
                                                        NATIONAL TAX-FREE BOND
STOCK AND BOND                                          ----------------------------------------------------
----------------------------------------------------    MFS(R)   Municipal Bond Fund
MFS(R)   Total Return Fund                              ----------------------------------------------------
----------------------------------------------------    MFS(R)   Municipal High Income Fund
MFS(R)   Utilities Fund                                          (closed to new investors)
----------------------------------------------------    ----------------------------------------------------
                                                        MFS(R)   Municipal Income Fund
BOND                                                    ----------------------------------------------------
----------------------------------------------------
MFS(R)   Bond Fund                                      STATE TAX-FREE BOND
----------------------------------------------------    ----------------------------------------------------
MFS(R)   Government Mortgage Fund                       Alabama, Arkansas, California, Florida,
----------------------------------------------------    ----------------------------------------------------
MFS(R)   Government Securities Fund                     Georgia, Louisiana, Maryland, Massachusetts,
----------------------------------------------------    ----------------------------------------------------
MFS(R)   High Income Fund                               Mississippi, New York, North Carolina,
----------------------------------------------------    ----------------------------------------------------
MFS(R)   Intermediate Income Fund                       Pennsylvania, South Carolina, Tennessee,
----------------------------------------------------    ----------------------------------------------------
MFS(R)   Strategic Income Fund                          Texas, Virginia, Washington, West Virginia
         (formerly MFS(R) Income & Opportunity Fund)    ----------------------------------------------------
----------------------------------------------------
                                                        MONEY MARKET
                                                        ----------------------------------------------------
                                                        MFS(R)   Cash Reserve Fund
                                                        ----------------------------------------------------
                                                        MFS(R)   Government Money Market Fund
                                                        ----------------------------------------------------
                                                        MFS(R)   Money Market Fund
                                                        ----------------------------------------------------

MFS(R) CASH                                                    -----------------
RESERVE FUND
                                                                 BULK RATE
                                                                 U.S. POSTAGE
500 Boylston Street                                              P A I D
Boston, MA 02116                                                 PERMIT #55638
                                                                 BOSTON, MA

                                                               -----------------

[MFS LOGO]
THE FIRST NAME IN MUTUAL FUNDS



                                                          MCR-2 10/95 17M 01/201

                                                                     PROSPECTUS
                                                                January 1, 1996

MFS [R] WORLD ASSET                        Class A Shares of Beneficial Interest
ALLOCATION FUND [SM]                       Class B Shares of Beneficial Interest
(A member of the MFS Family of Funds[R])   Class C Shares of Beneficial Interest
--------------------------------------------------------------------------------

MFS WORLD ASSET ALLOCATION FUND
500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116          (617) 954-5000

The investment objective of the MFS World Asset Allocation Fund (the "Fund") is to seek total return over the long term through investments in equity and fixed income securities, low volatility of share price (i.e., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income fund). The Fund is a non-diversified series of MFS Series Trust I (the "Trust"), an open-end investment company. See "Investment Objective and Policies." The minimum initial investment is generally $1,000 per account (see "Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.


THE FUND MAY INVEST UP TO 70% OF ITS NET ASSETS (AND EXPECTS TO INVEST NOT MORE THAN 50% OF ITS NET ASSETS) IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. THESE BONDS MAY BE ISSUED BY DOMESTIC AND FOREIGN CORPORATE ISSUERS, AS WELL AS BY FOREIGN GOVERNMENTS AND THEIR POLITICAL SUBDIVISIONS AND BY ISSUERS OF MUNICIPAL OBLIGATIONS. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "INVESTMENT OBJECTIVE AND POLICIES -- EMERGING MARKET SECURITIES", "INVESTMENT OBJECTIVE AND POLICIES -- MUNICIPAL OBLIGATIONS" AND "RISK FACTORS -- LOWER RATED FIXED INCOME SECURITIES."



INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.



This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI"), dated January 1, 1996, as amended or supplemented from time to time, which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 31 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                                                                                                   Page
                                                                                                   ----
  1. Expense Summary...........................................................................      3
  2. The Fund..................................................................................      4
  3. Condensed Financial Information...........................................................      5
  4. Investment Objective and Policies.........................................................      6
  5. Risk Factors..............................................................................     14
  6. Management of the Fund....................................................................     17
  7. Information Concerning Shares of the Fund.................................................     18
          Purchases............................................................................     18
          Exchanges............................................................................     22
          Redemptions and Repurchases..........................................................     23
          Distribution Plans...................................................................     25
          Distributions........................................................................     27
          Tax Status...........................................................................     27
          Net Asset Value......................................................................     28
          Description of Shares, Voting Rights and Liabilities.................................     28
          Performance Information..............................................................     28
          Expenses.............................................................................     29
  8. Shareholder Services......................................................................     29
     APPENDIX A................................................................................    A-1
     APPENDIX B................................................................................    B-1
     APPENDIX C................................................................................    C-1



1.  EXPENSE SUMMARY


Shareholder Transaction Expenses:                           Class A           Class B          Class C
                                                            -------           -------          -------
    Maximum Initial Sales Charge Imposed on Purchases of
      Fund Shares (as a percentage of offering price)....      4.75%           0.00%            0.00%
    Maximum Contingent Deferred Sales Charge (as a
      percentage of original purchase price or redemption
      proceeds, as applicable)...........................  See Below(1)        4.00%            0.00%
ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF
  AVERAGE NET ASSETS):
    Management Fees......................................      0.60%           0.60%            0.60%
    Rule 12b-1 Fees (after expense reduction)............      0.30%(2)        1.00%(3)         1.00%(3)
    Other Expenses.......................................      0.60%           0.67%            0.60%
                                                               ----            ----             ----
    Total Operating Expenses (after expense reduction)...      1.50%(4)        2.27%            2.20%


---------------

(1) Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases. See "Information Concerning Shares of the Fund--Purchases" below.


(2) The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.50% per annum of the average daily net assets attributable to the Class A shares. See "Information Concerning Shares of the Fund--Distribution Plans" below. Distribution fees under this Plan, equal to 0.20% per annum of the average daily net assets attributable to Class A shares, are currently being waived in order to maintain "Total Operating Expenses" for Class A shares at 1.50% per annum (see footnote (4) below). Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.


(3) The Fund has adopted separate Distribution Plans for its Class B and its Class C shares in accordance with Rule 12b-1 under the 1940 Act, which provide that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to the Class B shares under the Class B Distribution Plan and the Class C shares under the Class C Distribution Plan. See "Information Concerning Shares of the Fund--Distribution Plans" below. Distribution expenses paid under these Plans, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.


(4) MFS has agreed to bear, for an indefinite period, expenses of Class A shares of the Fund such that the aggregate expenses of the Fund's Class A shares do not exceed 1.50% of the Fund's average daily net assets attributable to Class A shares on an annualized basis. This arrangement may be terminated or revised by MFS at any time. See "Information Concerning Shares of the Fund--Expenses" below. Absent this expense arrangement, "Total Operating Expenses" for the Fund's Class A shares would have been 1.70%.



                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):




PERIOD                                                 CLASS A             CLASS B             CLASS C
-------                                                -------         ---------------        --------
                                                                                     (1)
     1 year.........................................    $ 62          $ 63       $ 23           $ 22
     3 years........................................      93           101         71             69
     5 years........................................     125           142        122            118
    10 years........................................     218           241(2)     241(2)         253


---------------
(1)Assumes no redemption.


(2)Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.



The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plans."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  THE FUND


The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1986. The Trust presently consists of eight series of shares (each of which is offered through a separate prospectus, except that five series are offered through a single prospectus), each of which represents a portfolio with separate investment objectives and policies. Three classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge (or a CDSC in the case of certain purchases of $1 million or more) and are subject to a Distribution Plan providing for an annual distribution fee and service fee. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC and a Distribution Plan providing for an annual distribution fee and service fee which are greater than the Class A annual distribution fee and service fee; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge or a CDSC but are subject to a Distribution Plan providing for an annual distribution fee and service fee which are equal to the Class B annual distribution fee and service fee. Class C shares do not convert to any other class of shares of the Fund.



The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. MFS is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees of the Trust are not affiliated with the Adviser. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION


The following information has been audited for the period from the commencement of investment of operations, July 22, 1994 to August 31, 1995 and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI, in reliance upon the report of the Fund's independent auditors, given on their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS

                            CLASS A, B AND C SHARES



                                                YEAR ENDED AUGUST 31,
                                                 1995       1994*      1995       1994*      1995       1994*
                                                -------    -------    -------    -------    -------    -------
                                                CLASS A               CLASS B               CLASS C
                                                -------               -------               -------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period.......   $ 15.33    $ 15.00    $ 15.31    $ 15.00    $ 15.31    $ 15.00
Income from investment operations#:
    Net investment income....................   $  0.55sec. $  0.04sec. $  0.43  $  0.02sec. $  0.46   $  0.03sec.
    Net realized and unrealized gain on
      investments and foreign currency
      transactions...........................      1.17       0.29       1.17       0.29       1.16       0.28
                                                -------    -------    -------    -------    -------    -------
         Total from investment operations....   $  1.72    $  0.33    $  1.60    $  0.31    $  1.62    $  0.31
                                                -------    -------    -------    -------    -------    -------
Less distributions declared to shareholders
  --
    From net investment income...............   $ (0.37)   $ --       $ (0.28)   $ --       $ (0.30)   $ --
    From net realized gain on investments and
      foreign currency transactions..........     (0.05)     --         (0.05)     --         (0.05)     --
                                                -------    -------    -------    -------    -------    -------
         Total distributions declared
           to shareholders...................   $ (0.42)   $ --       $ (0.33)   $ --       $ (0.35)   $ --
                                                -------    -------    -------    -------    -------    -------
Total asset value -- end of period...........   $ 16.63    $ 15.33    $ 16.58    $ 15.31    $ 16.58    $ 15.31
                                                =======    =======    =======    =======    =======    =======
Total return++...............................    11.48%      2.20%++   10.65%      2.07%++   10.72%      2.07%++
Ratios (to average net assets)/Supplemental
  data:
    Expenses.................................     1.47%sec.   1.50%+sec.   2.24%   2.57%+sec.   2.18%    2.50%+sec.
    Net investment income....................     3.49%sec.   2.43%+sec.   2.75%   1.39%+sec.   2.91%    1.68%+sec.
Portfolio turnover...........................      118%         1%       118%         1%         118%       1%
Net assets at end of period (000 omitted)....  $58,663    $25,254    $83,601    $26,495      $19,325   $3,435


---------------

   *  For the period from the commencement of investment operations, July 22, 1994 to August
      31, 1994.
   +  Annualized.
  ++  Not annualized.
   #  Per share data is based on average shares outstanding.
  ++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



sec.  The Investment Adviser and/or the distributor did not impose a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
       Net investment income.................    $0.52      $0.02       --        $0.01       --        $0.02
       Ratios (to average net assets):
           Expenses..........................     1.67%      2.62%+     --         3.21%+     --         3.18%+
           Net investment income.............     3.29%      1.31%+     --         0.75%+     --         1.00%+

4.  INVESTMENT OBJECTIVE AND POLICIES



INVESTMENT OBJECTIVE -- The Fund's investment objective is to seek total return over the long term through investments in equity and fixed income securities, low volatility of share price (i.e., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income fund). Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.


INVESTMENT POLICIES -- The Fund seeks to achieve its objective by allocating portfolio assets among various asset classes of equity and fixed income securities where the opportunities for total return are expected to be most attractive. On average, over time, the Fund intends to invest approximately 65% of its total assets in equity securities; however, at any particular point in time, equity securities may constitute more or less than 65% of the Fund's total assets. Under normal circumstances, the Fund intends to invest at least 30% of its total assets in equity securities and allocate its assets among at least three asset classes, except when the Adviser believes that investing for temporary defensive purposes is appropriate as noted below.


Equity securities include: common and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities. Fixed income securities include: bonds, debentures and other debt instruments issued by a variety of issuers, including corporations and other business entities, the United States and foreign governments and their agencies, authorities, instrumentalities and political subdivisions and supranational entities; mortgage-backed and other asset-backed securities; receipts evidencing separately traded interest and principal component parts of obligations; and repurchase agreements involving any of the foregoing types of securities.


The Adviser will allocate assets among some or all of the following five asset classes of securities:

    (i) U.S. Equity Securities -- equity securities of U.S. issuers including securities of emerging growth companies;

    (ii) Foreign Equity Securities -- equity securities of foreign issuers including securities of issuers in emerging markets (as described below);

    (iii) U.S. Investment Grade Fixed Income Securities -- fixed income securities of U.S. issuers (including securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities, short-term instruments and municipal obligations) rated Baa or better by Moody's Investors Service, Inc. ("Moody's"), or BBB or better by Standard and Poor's Rating Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch") or comparable unrated securities;

    (iv) U.S. High Yield Fixed Income Securities -- high yield fixed income securities of U.S. issuers, including municipal obligations, rated Ba or below by Moody's or BB or below by S&P or by Fitch or comparable unrated securities; and

    (v) Foreign Fixed Income Securities -- fixed income securities of foreign issuers, including securities of issuers in emerging markets and securities in any of the rating categories (and comparable unrated securities) including securities in the lower rating categories (as defined below).


As of the date of this Prospectus, the allocation of assets among the asset classes was in the following approximate proportions of the Fund's portfolio:
U.S. Equity Securities -- 25%, Foreign Equity Securities -- 45%, U.S. Investment Grade Fixed Income Securities -- 0%, U.S. High Yield Fixed Income Securities -- 10% and Foreign Fixed Income Securities -- 20%. Such allocation will change from time to time, as described below.


The Adviser will allocate the assets of the Fund among some or all of the various asset classes described above where the opportunities for total return are expected to be the most attractive, consistent with the objective of seeking low share price volatility and reduced risk. The judgment of the Adviser concerning the allocation of the Fund's assets will be based on the Adviser's experience in qualitative and fundamental analysis and disciplined quantitative techniques. The Adviser will make changes in the allocation of assets of the Fund when its research and analysis indicate the likely occurrence of changes in financial markets or economic conditions affecting the various asset classes that may change the expected total return from the various asset classes. To the extent Fund assets are allocated among most or all of the asset classes, this allocation will reduce the impact of the poorer performing classes at any point in time. By following this asset allocation strategy, the Fund's performance in part will be dependent on the Adviser's skill in allocating assets.

Although the percentage of the Fund's assets invested in foreign securities will vary, the Fund will be invested in at least three different countries, one of which may be the United States, except when the Adviser believes that investing for defensive purposes is appropriate as noted below.

The risks of each asset class vary. For example, the values of equity securities change in response to general market and economic conditions and the activities and changing circumstances of individual issuers and the values of fixed income securities change in response to changes in economic conditions, interest rates and the creditworthiness of individual issuers. A significant portion of the Fund's assets may be allocated to equity and fixed income investments in foreign securities which involve the risks set forth under "Risk Factors" below. The Fund may also invest in high yield fixed income securities. See "Risk Factors" below.


DEFENSIVE INVESTING: When the Adviser believes that investing for temporary defensive purposes is appropriate, such as during periods of unusual or unfavorable market or economic conditions, or in order to meet anticipated redemption requests, up to 100% of the Fund's assets may be temporarily invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. or any foreign government or any of their agencies, authorities or instrumentalities and repurchase agreements.


EMERGING GROWTH COMPANIES: The Fund may invest in securities of small and medium-size U.S. and foreign companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally have annual gross revenues ranging from $10 million to $2 billion, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management, and market opportunities which are usually necessary to become more widely recognized as growth companies. The Fund may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Risk Factors -- Emerging Growth Companies" below. The Fund may also invest to a limited extent in restricted securities of companies which the Adviser believes have significant growth potential. These securities may be considered speculative and may not be readily marketable. See "Restricted Securities" below.


EMERGING MARKET SECURITIES: Consistent with the Fund's investment objective and policies and its ability to invest in foreign securities, the Fund may invest in securities of private issuers or governments located in emerging countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). For these purposes, emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Fund may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derive 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.



BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Jordan, Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria and the Philippines. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

U.S. GOVERNMENT SECURITIES: The Fund may invest in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities") and in obligations that are fully collateralized or otherwise fully secured by U.S. Government Securities as described below. U.S. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities; some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g, obligations of Federal Home Loan Banks; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the Federal National Mortgage Association ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so. U.S. Government Securities do not generally involve the credit risks associated with other types of fixed income securities. However, like other fixed income securities, the values of U.S. Government Securities change as interest rates fluctuate.


CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the SAI for further information on these securities.


ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Fixed income securities in which the Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.

"WHEN-ISSUED" OR FORWARD DELIVERY SECURITIES: Securities may be purchased on a "when-issued" or a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited in the amount of securities for which it may have commitments to purchase on such basis, it is expected that under normal circumstances, the Fund will not commit more than 30% of its assets to such purchases. The Fund does not pay for the securities until they are received or start earning interest on them until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, the Fund will hold cash, short-term money market instruments or U.S. Government Securities in a segregated account to pay for the commitment. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases. For additional information concerning these securities, see the SAI.


LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in "loan participations and other direct indebtedness." By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.


The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations and the risks related to transactions therein, see the SAI.



INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, precious metals, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.


MUNICIPAL OBLIGATIONS: The Fund may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities when the Adviser determines that they offer the highest income available. Such municipal obligations may be rated Ba or below by Moody's or BB or below by S&P or Fitch (or may be comparable unrated securities). For the risk considerations involved, see "Risk Factors -- Lower Rated Fixed Income Securities" below.

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or a part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the FNMA) or the Federal Home Loan Mortgage Corporation ("FHLMC"), and not guaranteed by the U.S. Government. Mortgage pass-through securities may also be issued by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations, or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities.

Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.


The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. For a further description of CMOs, parallel pay CMOs and PAC Bonds and the risks related to transactions therein, see the SAI.



STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. For a further description of SMBS and the risks related to transactions therein, see the SAI.



REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.



RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund's investments in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.



LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Fund contracts to replace substantially similar securities on a future date fails to deliver such securities, the Fund may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options on securities ("Options") and purchase put and call Options. The Fund will write such Options for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the Option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the Option may have been written or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

The Fund may purchase put or call Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that the expected changes occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the Options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the Option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the Options do not move in the direction or to the extent anticipated.


The Fund may also enter into options on the yield "spread," or yield differential between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes. In contrast to other types of options a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities. Yield curve options written by the Fund will be "covered" but could involve additional risks, as discussed in the SAI.


The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of the SEC illiquidity ceiling.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on domestic and foreign stock indices ("Options on Stock Indices"). The Fund may write such options for the purpose of increasing its current income and/or to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.


FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of securities or currencies (including any index of U.S. or foreign securities) as such instruments become available for trading ("Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in interest or exchange rates or declines in a securities market, as well as for non-hedging purposes to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest or exchange rates or a securities market is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.


OPTIONS ON FUTURES CONTRACTS: The Fund may also purchase and write options on Futures Contracts ("Options on Futures Contracts") for the purpose of protecting against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts, and will constitute only a partial hedge, up to the amount of the premium received, less related transaction costs. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. The Fund may also purchase and write Options on Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase and sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes, which may be considered speculative. By entering into transactions in Forward Contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund has established procedures consistent with statements of the SEC and its Staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs.

SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.


Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI regarding the risks involved in these activities.



PORTFOLIO TRADING: Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held or whether the sale would result in a gain or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. For the fiscal year ended August 31, 1995, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lower portfolio turnover rate.



The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the Custodian of the Fund's assets). For a further discussion of portfolio trading, see "Portfolio Transactions and Brokerage Commissions" in the SAI.

                         ------------------------------

The policies described above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.


The SAI includes a discussion of investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise. See "Investment Restrictions" in the SAI. The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


5.  RISK FACTORS


NON-DIVERSIFIED STATUS: The Fund has registered as a "non-diversified" investment company. As a result, the Fund is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). U.S. Government securities which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity are not subject to any investment limitation. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.


EMERGING GROWTH COMPANIES: The Fund may invest in securities of emerging growth companies. Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on management comprised of only a few people. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the Fund will involve a higher degree of risk than would established growth stocks. The Fund will seek to reduce risk by investing its assets in a number of markets and issuers, performing credit analyses of potential investments and monitoring current developments and trends in both the economy and financial markets.

FOREIGN SECURITIES: Transactions involving foreign equity or debt securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different or less stringent accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.


In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities, a decrease in the level of liquidity in the Fund's portfolio or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation on assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.


AMERICAN DEPOSITARY RECEIPTS: The Fund may also invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADR's trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.


FOREIGN CURRENCIES: To the extent the Fund invests in securities not denominated in U.S. dollars, the value of the Fund's foreign investments, and the value of dividends and interest earned by the Fund on such investments, may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect the Fund. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately. For example, if the Adviser hedges the Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Fund may hold foreign currency received in connection with investments in foreign securities, Forward Contracts and Options on Foreign Currencies when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates. While the holding of foreign currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. See "Investment Objective, Policies and Restrictions" in the SAI for further discussion of the holding of foreign currency, as well as the associated risks.


FIXED INCOME SECURITIES: To the extent the Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline.


LOWER RATED FIXED INCOME SECURITIES: As noted above, the Fund may invest in fixed income securities in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by S&P or Fitch) (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix B. No minimum rating standard is required for a purchase by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and, because yields vary over time, no specific level of income can ever be assured. These lower rated, high yielding fixed income securities generally tend to be affected by economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates (although these lower rated securities are also affected by changes in interest rates as described above under "Risk Factors -- Fixed Income Securities"). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated, high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.


While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality.


For a chart indicating the composition of the bond portion of the Fund's portfolio for the fiscal year ended August 31, 1995, with the debt securities separated into rating categories, see Appendix C to this Prospectus.

INVESTMENT TECHNIQUES: Although the Fund will enter into transactions in Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies in part for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in Options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, to the extent permitted by applicable law, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Transactions in Options may be entered into by the Fund on United States exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on United States exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. In addition, the securities underlying options and Futures Contracts traded by the Fund will include U.S. Government Securities as well as foreign securities.


The trading of options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such trades. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.


6.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated June 2, 1994 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. A committee (the "Allocation Committee") of investment professionals employed by the Adviser determines the allocation of assets among the various asset classes. The members of the Allocation Committee are as follows: (i) A. Keith Brodkin, the Chairman and a Director of the Adviser and the Chairman, President and a Trustee of the Trust (Mr. Brodkin has been employed by the Adviser (or its predecessor) since 1970); (ii) Jeffrey L. Shames, President of the Adviser (Mr. Shames has been employed by the Adviser since 1983); (iii) Leslie J. Nanberg, a Senior Vice President of the Adviser who has been employed by the Adviser since 1980; and (iv) James T. Swanson, a Senior Vice President of the Adviser who has been employed by the Adviser since 1985. The assets in the asset classes are then managed by the following individuals:
(i) U.S. Equity Securities -- John Brennan, Jr., a Senior Vice President of the Adviser who has been employed by the Adviser since 1985; (ii) Foreign Equity Securities -- David R. Mannheim, a Vice President of the Adviser who has been employed by the Adviser since 1988; (iii) U.S. Investment Grade Fixed Income Securities -- Geoffery L. Kurinsky, a Senior Vice President of the Adviser who has been employed by the Adviser since 1987; (iv) U.S. High Yield Fixed Income Securities -- Joan S. Batchelder, a Senior Vice President of the Adviser who has been employed by the Adviser since 1978; and (v) Foreign Fixed Income Securities -- Leslie J. Nanberg. Mr. Swanson supervises quantitative support and provides overall oversight of the Fund's investments. Each individual listed above is responsible, however, for managing the assets in his/her particular asset class. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee computed and paid monthly at the annual rate of 0.60% of the Fund's average daily net assets for the Fund's then-current fiscal year. For the Fund's fiscal year ended August 31, 1995, MFS received fees under the Advisory Agreement of $748,715 (0.60% of the Fund's average daily net assets).


MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds"), to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS Union Standard Trust, MFS Special

Value Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management, Inc., also provide investment advice to substantial private clients.



MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $41.5 billion on behalf of approximately 1.8 million investor accounts as of November 30, 1995. As of such date, the MFS organization managed approximately $20.4 billion of assets invested in fixed income securities, approximately $17.3 billion of assets in equity securities and approximately $3.3 billion of assets in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and John R. Gardner. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Gardner are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James
O. Yost, and James R. Bordewick, Jr. all of whom are officers of MFS, are also officers of the Trust.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Weschsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS will have access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial will have access to the extensive U.S. equity investment expertise of MFS. One or more MFS investment analysts are expected to work for an extended period with Foreign & Colonial's portfolio managers and investment analysts at their offices in London. In return, one or more Foreign & Colonial employees are expected to work in a similar manner at MFS' Boston offices.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and other services for the Fund.


7.  INFORMATION CONCERNING SHARES OF THE FUND



PURCHASES



Shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investment in the Fund.

The Fund offers three classes of shares(Class A, B and C shares) which bear sales charges and distribution fees in different forms and amounts, as described below:



CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.



PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:



---------------------------------------------------------------------------------------------------------------



                                                         SALES CHARGE* AS PERCENTAGE OF:
                                                        --------------------------------           DEALER
                                                        OFFERING          NET AMOUNT           ALLOWANCE AS A
AMOUNT OF PURHCASE                                        PRICE            INVEST               PERCENTAGE OF
-----------------------------------------------------------------------------------------------------------------
Less than $100,000..............................           4.75%              4.99%                   4.00%
$100,000 but less than $250,000.................           4.00               4.17                    3.20
$250,000 but less than $500,000.................           2.95               3.04                    2.25
$500,000 but less than $1,000,000...............           2.20               2.25                    1.70
$1,000,000 or more..............................          None**             None**               See Below**
-----------------------------------------------------------------------------------------------------------------



 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.



**A CDSC will apply to such purchases, as discussed below.



MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.



PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following two circumstances, Class A shares are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:



 (i) on investments of $1 million or more in Class A shares; and



(ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, if the sponsoring organization demonstrates to the satisfaction of MFD that either
     (a) the employer has at least 25 employees or (b) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.



In the case of such purchases, MFD will pay a commission to dealers as follows:
1% on sales up to $5 million, plus 0.25% on the amount in excess of $5 million. Purchases of $1 million or more for each shareholder account will be aggregated over a 12-month period (commencing from the date of the first such purchase) for purposes of determining the level of commissions to be paid during the period with respect to such account. In addition, with respect to sales to retirement plans under the second circumstance described above, MFD may pay a commission, on sales in excess of $5 million to certain retirement plans, of 1% to certain dealers which, at MFD's invitation, enter into an agreement with MFD in which the dealer agrees to return any commission paid to it on the sale (or on a pro rata portion thereof) if the shareholder redeems his or her shares within a period of time after purchase as specified by MFD.



See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus.



CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:



                            YEAR OF                               CONTINGENT
                           REDEMPTION                           DEFERRED SALES
                         AFTER PURCHASE                             CHARGE
                        ----------------                        --------------
      First...............................................           4%
      Second..............................................           4%
      Third...............................................           3%
      Fourth..............................................           3%
      Fifth...............................................           2%
      Sixth...............................................           1%
      Seventh and following...............................           0%



The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.



MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Class B Distribution Plan (see "Distribution Plans" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).



See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.



WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus.



CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Distribution Plan applicable to Class B shares. See "Distribution Plans" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge or a CDSC. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is $5,000,000 per transaction.



Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.



GENERAL: The following information applies to purchases of all classes of the Fund's shares.



MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRA's) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.



RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers). The Fund or MFD may reject or restrict any purchases by a particular purchaser or group, for example, when such purchase is contrary to the best interests of the Fund's other shareholders or otherwise would disrupt the management of the Fund.



MFD may enter into an agreement with shareholders who intend to make exchanges among certain classes of shares of certain MFS Funds (as determined by MFD) which follow a timing pattern, and with individuals or entities acting on such shareholders' behalf (collectively, "market timers"), setting forth the terms, procedures and restrictions with respect to such exchanges. In the absence of such an agreement, it is the policy of the Fund and MFD to reject or restrict purchases by market timers if (i) more than two exchange purchases are effected in a timed account in the same calendar quarter or (ii) a purchase would result in shares being held in timed accounts by market timers representing more than
(x) one percent of the Fund's net assets or (y) specified dollar amounts in the case of certain MFS Funds which may include the Fund and which may change from time to time. The Fund and MFD each reserve the right to request market timers to redeem their shares at net asset value, less any applicable CDSC, if either of these restrictions is violated.



DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator or (ii) make a nominal charitable contribution on their behalf.



RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                            ------------------------


A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.



EXCHANGES



Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). In addition, Class C shares may be exchanged for shares of the MFS money market fund at net asset value.



EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.



EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.



EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.



GENERAL: Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers. Special procedures, privileges and restrictions with respect to exchanges may apply to market timers who enter into an agreement with MFD, as set forth in such agreement. See "Purchases -- General -- Right to Reject Purchase Orders/Market Timing."



REDEMPTIONS AND REPURCHASES



A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.



REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.



REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature

Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.



REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.



CONTINGENT DEFERRED SALES CHARGE: Investments in Class A or Class B shares ("Direct Purchases") will be subject to a CDSC for a period of 12 months (in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or six years (in the case of purchases of Class B shares). Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.



At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC, and (ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions will be calculated as set forth in "Purchases" above.



The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.



GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.



SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.



IN-KIND DISTRIBUTIONS. Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.



INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.



DISTRIBUTION PLANS



The Trustees have adopted separate Distribution Plans for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plans"), after having concluded that there is a reasonable likelihood that the Distribution Plans would benefit the Fund and its shareholders.



In certain circumstances, the fees described below have not yet been imposed or are being waived. These circumstances are described below under the heading "Current Level of Distribution and Service Fees."



FEATURES COMMON TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain common features, as described below.



SERVICE FEES. Each Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A shares, Class B shares or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under each Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.



DISTRIBUTION FEES. Each Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the

Distribution Plans, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the separate Distribution Plans. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.



OTHER COMMON FEATURES. Fees payable under each Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The Distribution Plans have substantially identical provisions with respect to their operating policies and their initial approval, renewal, amendment and termination.



FEATURES UNIQUE TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain features that are unique to each class of shares, as described below.



CLASS A DISTRIBUTION PLAN. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.



The distribution fee paid to MFD under the Class A Distribution Plan is equal, on an annual basis, to 0.25% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Class A Distribution Plan do not exceed 0.50% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.



CLASS B DISTRIBUTION PLAN. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.



Under the Class B Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).



CLASS C DISTRIBUTION PLAN. Class C shares are offered at net asset value without a sales charge or a CDSC. See "Purchases -- Class C Shares" above. Unlike the case with respect to the sale of Class A and Class B shares, where the dealer retains a portion of the initial sales charge (Class A shares) or receives an up-front payment from MFD (Class B shares), a dealer who sells Class C shares does not receive any initial payment, but instead receives distribution and service fees equal, on an annual basis, to 1% of the Fund's average daily net assets attributable to Class C shares owned by investors for whom the dealer is the holder or dealer of record.



This ongoing 1% fee is comprised of the 0.25% per annum service fee paid to MFD under the Class C Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Class C Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.30%, 1.00% and 1.00% per annum, respectively. The maximum 0.50% per annum distribution/service fee with respect to Class A shares described above will be paid by the Fund only to the extent that annualized total operating expenses for Class A shares of the Fund do not exceed 1.50% of average daily net assets for Class A shares. To the extent that such distribution/service fee payments would cause such annualized total operating expenses for Class A shares to exceed 1.50%, the amount of such distribution/service fee payments in excess of 1.50% per annum will be waived by MFD. Based on estimated expenses for the Fund's current fiscal year, MFD anticipates waiving the Fund's Class A distribution/service fee equal to 0.20% per annum of the average daily net assets attributable to Class A shares, resulting in a Class A distribution/service fee equal to 0.30% per annum.


DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on a quarterly basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and also may make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS


The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, and to make distributions to its shareholders in accordance with the timing requirements imposed by the Code. It is expected that the Fund will not be required to pay any federal income or excise taxes, although foreign-source income received by the Fund may be subject to foreign withholding taxes.



Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gains distributions) may qualify for the dividends-received deduction for corporations. Shareholders may not have to pay state or local taxes on dividends derived from interest on U.S. Government obligations. Investors should consult with their tax advisors in this regard.



Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all of the Fund's dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, the portion, if any, representing a return of capital (which is generally free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld. In certain circumstances, the Fund may also elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes.



Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares just before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and certain other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to payments which have been subject to 30% withholding. Prospective investors should read the Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.


NET ASSET VALUE


The net asset value per share of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Fund, one of eight series of the Trust, has three classes of shares, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees or selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under its Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters.


Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and nonassessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances. The Trust does not intend to hold annual shareholder meetings.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as Lipper Analytical Services, Inc., Morningstar, Inc. and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per class share over a 30-day period stated as a percent of the maximum public offering price on the last day of that period. Yield calculations for Class B shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of shares of that class and with all distributions reinvested and which, if quoted for periods of six years or less, will give effect to the imposition of the CDSC assessed upon redemptions of the Fund's Class B shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated (period of) time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended August 31, 1995, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.



EXPENSES



The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectus, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums; fees and expenses of Investors Bank & Trust Company, the Trust's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated among the series in a manner believed by management of the Trust to be fair and equitable.



MFS has agreed to pay for an indefinite period, the expenses of the Fund such that the aggregate operating expenses of the Fund's Class A, Class B and Class C shares do not exceed, on an annualized basis, 1.50%, 2.57% and 2.50%, respectively, of its average daily net assets with respect to each such class; provided, however, that this obligation may be terminated or revised at any time by MFS without the consent of the Trust or the Fund by notice in writing from MFS to the Trust on behalf of the Fund.


8.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and distributions for that year, including whether any portion represents a return of capital (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund:


    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or a 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of any class of shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.


    SYSTEMATIC WITHDRAWAL PLAN: A shareholder (except a $3 Million Shareholder) may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments, based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account twice monthly, monthly or quarterly. Required forms are available from the Shareholder Servicing Agent or investment dealers.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (and in the case of Class C shares, for shares of MFS Money Market Fund) under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder provided that such shares are available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.
                            ------------------------


The Fund's SAI, dated January 1, 1996 contains more detailed information about the Fund, including, but not limited to, information related to: (i) the Fund's investment objective and policies, including the purchase and sale of Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers and investment adviser; (iii) portfolio trading; (iv) the Fund's shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plans; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A



                            WAIVERS OF SALES CHARGES



This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B shares is waived (Section III).



I.  WAIVERS OF ALL APPLICABLE SALES CHARGES


In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares, as applicable, are waived:


  1. DIVIDEND REINVESTMENT



     - Shares acquired through dividend or capital gain reinvestment; and



     - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.



  2. CERTAIN ACQUISITIONS/LIQUIDATIONS



     - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.



  3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:



     - Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;



     - Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;



     - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;



     - Employees or registered representatives of dealers and other financial institutions ("dealers") which have a sales agreement with MFD;



     - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the Shares; and



     - Institutional Clients of MFS or MFS Asset Management, Inc. ("AMI").



  4. INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)



     - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

  5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:



     INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")



     - Death or disability of the IRA owner.



     SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")



     - Death, disability or retirement of 401(a) or ESP Plan participant;


     - Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


     - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);


     - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);


     - Tax-free return of excess 401(a) or ESP Plan contributions;


     - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFS Service Center, Inc. ( the "Shareholder Servicing Agent"); and


     - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds.


     - The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.



     SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")



     - Death or disability of SRO Plan participant.



  6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:



     - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and


     - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.



II.  WAIVERS OF CLASS A SALES CHARGES


In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

  1. INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS



     - Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD; (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.



  2. WRAP ACCOUNT INVESTMENTS



     - Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.



  3. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS



     - Shares acquired by insurance company separate accounts.



  4. RETIREMENT PLANS



     ADMINISTRATIVE SERVICES ARRANGEMENTS



     - Shares acquired by retirement plans whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.



     REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS



     - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.



     SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
     CIRCUMSTANCES:



     IRAS



     - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and


     - Tax-free returns of excess IRA contributions.



     401(A) PLANS



     - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and


     - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.



     ESP PLANS AND SRO PLANS



     - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

III. WAIVERS OF CLASS B SALES CHARGES



In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:



  1. SYSTEMATIC WITHDRAWAL PLAN



     - Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.



  2. DEATH OF OWNER



     - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.



  3. DISABILITY OF OWNER



     - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).



  4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:



     IRAS, 401(A) PLANS, ESP PLANS AND SRO PLANS



     - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.



     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")



     - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and



     - Death or disability of a SAR-SEP Plan participant.

                                                                      APPENDIX B


                          DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various bonds. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, BONDS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE BONDS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD.

                        MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                        STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC AND C: Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB: Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B: Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C: The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating 'CI' is reserved for income bonds on which no interest is being paid.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                         FITCH INVESTORS SERVICE, INC.


AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1 +'.

A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protect. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

NR Indicates that Fitch does not rate the specific issue.

CONDITIONAL A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be lowered, FitchAlert is relatively short-term, and should be resolved within 12 months.

                        DUFF & PHELPS CREDIT RATING CO.



AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeble events.



AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'D-1 +'.



A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.



BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.



BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.



B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.



CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.



PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the 'AAA' category.



NR: Indicates that Duff & Phelps does not rate the specific issue.



                        DUFF & PHELPS SHORT-TERM RATINGS



D-1 +: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.



D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.



D-1 -: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.



D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.



D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.



D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                                                      APPENDIX C



                          PORTFOLIO COMPOSITION CHART



                        MFS WORLD ASSET ALLOCATION FUND


                     FOR FISCAL YEAR ENDED AUGUST 31, 1995



The table below shows the percentages of the Fund's assets at August 31, 1995 invested in bonds assigned to the various rating categories by S&P, Moody's
(provided only for bonds not rated by S&P), Fitch (provided only for securities not rated by S&P or Moody's) and Duff & Phelps Credit Rating Co. (provided only for securities not rated by S&P, Moody's or Fitch) and in unrated bonds determined by MFS to be of comparable quality. For split rated bonds, the higher of S&P or Moody's is used.



                                                               UNRATED
                                                            SECURITIES OF
                                                 COMPILED    COMPARABLE
  RATING                                         RATINGS      QUALITY      TOTAL
  ------                                         --------   -------------  -----
  AAA/Aaa......................................  13.15%         --        13.15%
  AA/Aa........................................   3.34%         --         3.34%
  A/A..........................................     --          --           --
  BBB/Baa......................................   2.85%         --         2.85%
  BB/Ba........................................  10.87%         --        10.87%
  B/B..........................................   8.89%         --         8.89%
  CCC/Caa......................................     --          --           --
  CC/Ca........................................     --          --           --
  C/C..........................................     --          --           --
  Default......................................     --          --           --
       TOTAL...................................  39.10%



The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent years. Rather, the Fund's investment objective, policies and restrictions indicate the extent to which the Fund may purchase securities in the various categories.

                                            [LOGO]

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-4500

Distributor                                 MFS[R] WORLD ASSET ALLOCATION
                                            FUND
MFS Fund Distributors, Inc.
500 Boylston Street                         Prospectus
Boston, MA 02116                            January 1, 1996
(617) 954-5000

Custodian and Dividend Disbursing Agent
Investors Bank and Trust Company
89 South Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116


[LOGO]


MFS[R] WORLD ASSET ALLOCATION FUND
500 Boylston Street
Boston, MA 02116

                                            MAA-1 1/96/57M 88/288/388



LOGO


MFS(R) WORLD ASSET                      STATEMENT OF
ALLOCATION FUNDSM                       ADDITIONAL INFORMATION
(A member of the MFS Family of
  Funds(R))                             January 1, 1996
--------------------------------------------------------------------------------------------------



                                                                                              Page
                                                                                              ----
  1.  Definitions...........................................................................     2
  2.  Investment Objective, Policies and Restrictions.......................................     2
  3.  Management of the Fund................................................................    13
      Trustees..............................................................................    13
      Officers..............................................................................    14
      Investment Adviser....................................................................    14
      Custodian.............................................................................    15
      Shareholder Servicing Agent...........................................................    15
      Distributor...........................................................................    16
  4.  Portfolio Transactions and Brokerage Commissions......................................    16
  5.  Shareholder Services..................................................................    17
      Investment and Withdrawal Programs....................................................    17
      Exchange Privilege....................................................................    20
      Tax-Deferred Retirement Plans.........................................................    20
  6.  Tax Status............................................................................    21
  7.  Determination of Net Asset Value and Performance......................................    22
  8.  Distribution Plans....................................................................    24
  9.  Description of Shares, Voting Rights and Liabilities..................................    25
 10.  Independent Auditors and Financial Statements.........................................    26
      APPENDIX A............................................................................    27


MFS WORLD ASSET ALLOCATION FUND
A Series of MFS Series Trust I
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information (the "SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated January 1, 1996. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).



THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                 --  MFS World Asset Allocation
                           Fund, is a series of MFS
                           Series Trust I (the
                           "Trust"), a Massachusetts
                           business trust.
"MFS" or the "Adviser" --  Massachusetts Financial
                           Services Company, a Delaware
                           corporation.
"MFD"                  --  MFS Fund Distributors, Inc.,
                           a Delaware corporation.
"Prospectus"           --  The Prospectus of the Fund,
                           dated January 1, 1996, as
                           amended or supplemented from
                           time to time.


2. INVESTMENT OBJECTIVE, POLICIES AND
   RESTRICTIONS

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek total return over the long term through investments in equity and fixed income securities. The Fund will also seek to have low volatility of share price (i.e., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income fund). There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by allocating portfolio assets among various classes of securities. The Prospectus contains a discussion of the various types of securities in which the Fund may invest and certain risks involved in such investments.

FOREIGN SECURITIES: The Fund may invest in foreign securities as discussed in the Prospectus. Investments in foreign issues involve considerations and possible risks not typically associated with investments in securities issued by domestic companies or with debt securities issued by foreign governments. There may be less publicly available information about a foreign company than about a domestic company, and many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is also less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.


AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.


MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities as described in the Prospectus. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Authority-insured or Veterans Administration-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.


FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.


CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables, Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.


In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class) while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


REPURCHASE AGREEMENTS: As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof), of the New York Stock Exchange (the "Exchange") or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.


The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. Such loans would be required to be secured continuously by collateral in cash, U.S. Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.


WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such basis may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loan participations and other direct claims against a borrower. In purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The Fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which the Fund will purchase, the Adviser will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the credit-worthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, the

Fund will include them in the investment limitations described below.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. The Fund may write Options for the purpose of increasing its return and for hedging purposes. In particular, if the Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

The Fund may write Options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call Option against that security. The exercise price of the call Option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by the Fund in the same market environments in which call Options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call Options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call Option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put Options will permit the Fund to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. The Fund will purchase call Options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Fund to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.


The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.


YIELD CURVE OPTIONS: The Fund may also enter into options on the yield "spread," or yield differential between two securities; transactions referred to as a "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counter party with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. See "Options on Securities" above for a discussion of the policies the Adviser intends to follow to limit the Fund's investment in these securities.


OPTIONS ON STOCK INDICES: As noted in the Prospectus, the Fund may write (sell) covered call and put options and purchase call and put options on stock indices ("Options on Stock Indices"). The Fund may cover call Options on Stock Indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option on a stock index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investment. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indexes will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of the call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of securities or currencies (including any index of U.S. or foreign securities) as such instruments become available for trading ("Futures Contracts"). This investment technique may be used to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates or declines in a securities market which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Fund intends to purchase at a later date. The Fund may also enter into Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future or, in the case of a Futures Contract or an index of securities, to make or receive a cash settlement.

While Futures Contracts often provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract.

The purpose of the purchase or sale of a Futures Contract, in the case of a portfolio holding long-term debt securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of cash, cash equivalents or short-term money market instruments from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.

Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

A Futures Contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The Fund may enter into stock index futures contracts in order to protect the Fund's current or intended stock investments from broad fluctuations in stock prices and for non-hedging purposes to the extent permitted by applicable law. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that the Fund intends to purchase. As such acquisitions are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. Futures Contracts on other securities indexes may be used in a similar manner in order to protect the portfolio from broad fluctuations in securities prices and for non-hedging purposes to the extent permitted by applicable law.

OPTIONS ON FUTURES CONTRACTS: The Fund may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract may constitute a partial hedge against declining prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract may constitute a partial hedge against increasing prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Fund to forgo all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. The Fund may also enter into Options on Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross hedging" as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forgo the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

The Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of the Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, Future Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

The correlation between prices of securities and prices of options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, Futures Contract and Forward Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, Futures Contract or Forward Contract approaches.

It should be noted that the Fund may purchase and sell Options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes, to the extent permitted by applicable law, including for the purpose of increasing its return. As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out options or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

RISKS OF OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON UNITED STATES EXCHANGES -- The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.


As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. The Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under such circumstances, the Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Fund may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. Certain tax requirements may limit the extent to which the Fund will be able to hold currencies.

In addition, where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.


When the Fund purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures is minimized.


The policies stated above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective.


INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust (or a class or series, as applicable), or
(ii) 67% or more of the outstanding shares of the Trust (or a class or series, as applicable) present at a meeting if holders of more than 50% of the outstanding shares of the Trust (or a class or series, as applicable) are represented at such meeting in person or by proxy):


The Fund may not:

    (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed, and then only as a temporary measure for extraordinary or emergency purposes;

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies, any type of option, any type of futures contract, and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies, any type of option, any type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

    (4) issue any senior securities except as permitted by the 1940 Act. (For purposes of this restriction, collateral arrangements with respect to any type of option, any type of swap agreement, Forward Contracts and any type of futures contract and collateral arrangements with respect in initial and variation margin are not deemed to be the issuance of a senior security);

    (5) make loans to other persons. For these purposes the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, and the investment of the Fund's assets in repurchase agreements shall not be considered the making of a loan; or

    (6) purchase any securities of an issuer of a particular industry, if as a result 25% or more of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except for obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities and repurchase agreements collateralized by such obligations).

Except with respect to Investment Restriction (1) above, these investment restrictions and the investment restrictions below are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval. The Fund will not:

    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

    (2) invest more than 5% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

    (3) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation.

    (4) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 0.5% of the securities of such issuer, and such persons owning more than 0.5% of such securities together own beneficially more than 5% of such securities;

    (5) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option, any type of futures contract, any type of swap agreement and Forward Contracts;

    (6) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

    (7) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;


    (8) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option, any type of futures contracts, any type of swap agreement, Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;



    (9) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indexes of securities, foreign currency, any type of swap agreement or any type of futures contracts or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or



    (10) purchase securities while borrowings pursuant to fundamental investment restriction 1 exceed 5% of a Fund's total assets; however, the Fund may complete the purchase of securities already contracted for.


3. MANAGEMENT OF THE FUND

The Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A. KEITH BRODKIN* Chairman and President
Massachusetts Financial Services Company, Chairman and Director

RICHARD B. BAILEY

Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


MARSHALL N. COHAN
Private Investor. Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D.
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School,
  Professor of Surgery. Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield &
  Son Ltd., Chairman. Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director. Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III

Benchmark Advisors, Inc. (Corporate Financial Consultants), President and
  Treasurer. Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual fund), Trustee. Address: 110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT*
Massachusetts Financial Services Company, Senior Executive Vice President,
  Secretary and Director

JEFFREY L. SHAMES*
Massachusetts Financial Services Company, President and Director

J. DALE SHERRATT

Insight Resources, Inc. (acquisition planning specialists), President (since
  January, 1990); Address: One Liberty Square, Boston, Massachusetts


WARD SMITH

NACCO Industries (holding company), Chairman (prior to June, 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director; Society Corporation (bank holding company), Director (prior to April, 1992); Society National Bank (commercial bank), Director (1986 to April, 1992). Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio


OFFICERS

W. THOMAS LONDON,* Treasurer

Massachusetts Financial Services Company, Senior Vice President


STEPHEN E. CAVAN,* Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President and General
  Counsel and Assistant Secretary

JAMES O. YOST,* Assistant Treasurer
Massachusetts Financial Services Company, Vice President

JAMES R. BORDEWICK, JR.,* Assistant Secretary
Massachusetts Financial Services Company, Vice President and Associate General
  Counsel

---------------



* "Interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act") of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.



Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.



The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustees out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.



Set forth in Appendix A hereto is certain information concerning the cash compensation paid to the Trustees and benefits accrued and estimated benefits payable, under the retirement plan.



As of November 30, 1995, the Trustees and officers, as a group, owned less than 1% of the Trust's shares outstanding on that date.



As of November 30, 1995, Merrill Lynch Pierce Fenner & Smith Inc., P.O. Box 45286, Jacksonville, FL 32232-5286 was the record owner of 5.97% of the outstanding Class A shares of the Fund and of 11.33% of the outstanding Class B shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liability to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Trust's Declaration of Trust that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER



MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a wholly-owned subsidiary of Sun Life of Canada (U.S.), which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").



INVESTMENT ADVISORY AGREEMENT


The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated June 2, 1994 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly at the annual rate of 0.60% of the Fund's average daily net assets for the Fund's then-current fiscal year. The Adviser has voluntarily agreed to pay expenses of each class of the Fund that exceed 1.50%, 2.57% and 2.50% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively, on an annualized basis. This temporary expense reduction may be rescinded at any time by the Adviser without notice to shareholders as to expenses accruing after the date of such rescission.


For the fiscal year ended August 31, 1995 and the period from commencement of investment operations on July 22, 1994, to August 31, 1994, MFS received fees under the Fund's Advisory Agreement of $748,715 and $28,252, respectively.


In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or rescission of the various state requirements.


The Fund pays all the Fund's expenses (other than those assumed by MFS or MFD), including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of Investors Bank & Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable.


MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.


The Advisory Agreement will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


CUSTODIAN

Investors Bank & Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Trustees have reviewed and approved subcustodial arrangements with the Chase Manhattan Bank, N.A. for securities of the Fund held outside the United States. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, dated September 10, 1986, as amended (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.

DISTRIBUTOR


MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated January 1, 1995, as amended and restated (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.



CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Shareholder Services -- Right of Accumulation), by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).



Class A shares of the Fund may be sold at their net asset value to certain persons or in certain instances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.



MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD, on behalf of the Fund, pays commissions to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.



CLASS B AND CLASS C SHARES: As the distributor of the Fund, MFD acts as agent in selling Class B and Class C shares of the Fund to dealers. The public offering price of Class B and Class C shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).



GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.



For the fiscal year ended August 31, 1995, MFD received sales charges of $118,898 and dealers received sales charges of $861,026 (as their concession on gross sales charges of $979,924) for selling Class A shares of the Fund; the Fund received $27,599,407 representing the aggregate net asset value of such shares. For the same time period, the Contingent Deferred Sales Charge ("CDSC") imposed on redemption of Class B shares was $106,698. For the period from commencement of investment operations on July 22, 1994 to August 31, 1994, MFD received sales charges of $5,785 and dealers received sales charges of $810,371 (as their concession on gross sales charges of $816,156) for selling Class A shares of the Fund; the Fund received $19,292,845 representing the aggregate net asset value of such shares. For the same time period, the CDSC imposed on redemption of Class B shares was $4,302.



The Distribution Agreement will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4. PORTFOLIO TRANSACTIONS AND
   BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities transactions may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.


Consistent with the foregoing primary consideration, the Rules of Fair Practice of the NASD and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Fund's Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $20,000 of commission business from the MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of the Lipper Directors' Analytical Data Service (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


For the fiscal year ended August 31, 1995, the Fund paid brokerage commissions of $503,757. For the period from commencement of investment operations on July 22, 1994 to August 31, 1994, the Fund paid brokerage commissions of $75,554.


5. SHAREHOLDER SERVICES


INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and in certain cases, in the Fund's Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the

Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of all classes of shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares valued at $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.


DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and because of the assessment of the CDSC for certain share redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder

Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.


GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group or association (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser, or other similar groups; and
(4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (if available for sale)(and, in the case of Class C shares, for shares of MFS Money Market Fund) under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds effective on the seventh day of each month or every third month, depending whether monthly or quarterly transfers are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Transfers will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase in the case of certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale) at net asset value. In addition, Class C shares may be exchanged for shares of MFS Money Market Fund at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Funds. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt accounts. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Funds, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the requirements set forth above.


No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except holders of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:


  Individual Retirement Accounts (IRAs) (for individuals and their nonemployed spouses who desire to make limited contributions to a tax deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;


  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");


  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain qualified corporate pension and profit-sharing plans.


The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by MFS Service Center, Inc.

6. TAX STATUS


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.



Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from income and any distributions from net short-term capital gains, whether paid in cash or reinvested in additional shares, are taxable to shareholders as ordinary income for federal income tax purposes. A portion of the Fund's ordinary income dividends (but none of its distributions of capital gains) is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes regardless of how long they have owned shares in the Fund. Fund dividends declared in October, November or December that are payable to shareholders of record in such a month, and that are paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.


Any dividend or distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a redemption of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).



The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.



The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders. The Fund's investment in zero coupon securities, securities calling for deferred interest or payment of interest in kind, certain stripped securities, and certain securities purchased at a market discount will cause it to realize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.


An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the

Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for nonhedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund.


Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates of tax where available. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.



If the Fund holds more than 50% of its assets in foreign securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includible in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would be able (subject to such limitations) to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. federal income tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower treaty rate may be permitted. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period applicable to such claims. Distributions received from the Fund by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications, or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.



Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.



As long as the Fund qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


7. DETERMINATION OF NET ASSET VALUE AND
   PERFORMANCE


NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Fund's Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.


All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, the Fund's principal underwriter, prior to the close of that business day.


The Trustees annually review the appropriateness of the time of day as of which the net asset value is computed.

PERFORMANCE INFORMATION

TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the maximum sales charge (currently 4.75%) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.


The average annual total rate of return for Class A shares for the one year period ended August 31, 1995 was 6.21% including the effect of the sales charge and 11.48% without the effect of the sales charge. The average annual total rate of return for Class A shares for the life of the Fund (commencement of operations on July 22, 1994 to August 31, 1995) was 7.64% including the effect of the sales charge and 12.48% without the effect of the sales charge. The average annual total rate of return for Class B shares for the one-year period ended August 31, 1995 was 6.65% including the effect of the CDSC and 10.65% without the effect of the CDSC. The average annual total return for Class B shares for the life of the Fund (commencement of operations on July 22, 1994 to August 31, 1995) was 8.02% including the effect of the CDSC and 11.59% without the effect of the CDSC. The average annual total rate of return for Class C shares for the one year period ended August 31, 1995 was 10.72%. The average annual total rate of return for Class C shares for the life of the Fund (commencement of operations on July 22, 1994) to August 31, 1995 was 11.65% for Class A shares. Certain total rate of return figures for Class A shares would have been lower if voluntary fee reductions were not in place.


YIELD: Any yield quotation for a class of shares of the Fund will be based on the annualized net investment income per share of that class of the Fund over a 30-day period. The yield is calculated by dividing the net investment income per share allocated to a particular class of the Fund earned during the period by the maximum offering price per share of such class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by the Fund allocated to the class during the period, minus accrued expenses of such class for the period, by (ii) the average number of shares of such class entitled to receive dividends during the period multiplied by the maximum offering price per share of such class on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 4.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.


The yield calculation for Class A shares for the 30-day period ended August 31, 1995 was 1.21%, taking into account certain fee waivers; without these waivers, the yield would have been 1.02%. The yield calculation for Class B shares for the 30-day period ended August 31, 1995 was -0-%, taking into account certain fee waivers; without these waivers, the yield would have been 0.55%. The yield calculation for Class C shares for the 30-day period ended August 31, 1995 was -0-%, taking into account certain fee waivers; without these waivers, the yield would have been 0.62%.



CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends paid during the past twelve months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. The Fund's current distribution rate calculation for Class B shares assumes no CDSC is paid.

The current distribution rate for Class A shares of the Fund for the 30-day period ended on August 31, 1995 was 2.41%. The current distribution rate for Class B shares of the Fund based on this 30-day period was 1.99%. The current distribution rate for Class C shares of the Fund based on this 30-day period was 2.11%.



GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.



From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks.


MFS FIRSTS: MFS has a long history of innovations.


  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.


  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").


  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.


  -- 1976 -- MFS Municipal Bond Fund is among the first municipal bond funds established.


  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.



  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed income mutual fund.



  -- 1984 -- MFS Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.


  -- 1986 -- MFS Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.


  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.


  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


  -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first
     Trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders of experts.


8. DISTRIBUTION PLANS


The Trustees have adopted separate Distribution Plans for Class A, Class B and Class C shares (the "Distribution Plans") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that each Distribution Plan would benefit the Fund and the respective class of shareholders. The Distribu-tion Plans are designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent that the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.



The Distribution Plans are described in the Prospectus under the caption "Distribution Plans," which is incorporated herein by reference. The following information supplements this Prospectus discussion.



SERVICE FEES. With respect to the Class A Distribution Plan, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or
(ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.



With respect to the Class B Distribution Plan, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.



MFD or its affiliates shall be entitled to receive any service fee payable under any Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.



DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plans is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.



DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended August 31, 1995, the Fund paid the following Distribution Plan expenses:



                            AMOUNT OF      AMOUNT OF       AMOUNT OF
                          DISTRIBUTION    DISTRIBUTION    DISTRIBUTION
                           AND SERVICE    AND SERVICE     AND SERVICE
                          FEES PAID BY   FEES RETAINED   FEES RECEIVED
   DISTRIBUTION PLANS         FUND           BY MFD        BY DEALERS
Class A Distribution Plan   $ 142,783       $    934        $141,849
Class B Distribution Plan   $ 636,183       $477,228        $158,955
Class C Distribution Plan   $ 136,422       $  2,377        $134,045



GENERAL: Each of the Distribution Plans will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). Each of the Distribution Plans also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. Each of the Distribution Plans may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to any of the Distributions Plans entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under any of the Distribution Plans must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. None of the Distribution Plans may be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in any of the Distribution Plans or in any related agreement.



9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES



The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and seven other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund (Class A,

Class B and Class C shares). Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, the shareholders of each class of the Fund are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each series or class would participate equally in the earnings, dividends and assets of the particular series or class.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND
     FINANCIAL STATEMENTS


Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.



The Fund's audited Financial Statements, consisting of the Portfolio of Investments at August 31, 1995, the Statement of Assets and Liabilities at August 31, 1995, the Statement of Operations for the year ended August 31, 1995, the Statement of Changes in Net Assets for the year ended August 31, 1995 and the period ended August 31, 1994, the Financial Highlights table for the year ended August 31, 1995 and the period ended August 31, 1994, and Notes to Financial Statements, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A



                           TRUSTEE COMPENSATION TABLE



                                                        RETIREMENT BENEFIT         ESTIMATED          TOTAL TRUSTEE FEES
                                     TRUSTEE FEES       ACCRUED AS PART OF       CREDITED YEARS         FROM FUND AND
               TRUSTEE               FROM FUND(1)        FUND EXPENSE(1)         OF SERVICE(2)         FUND COMPLEX(3)
------------------------------------------------------------------------------------------------------------------------
Richard B. Bailey....................    $3,500                $153                     7                  $226,221
A. Keith Brodkin.....................         0                   0                   N/A                         0
Marshall N. Cohan....................     3,950                 175                     7                   147,274
Lawrence H. Cohn.....................     3,500                 153                    17                   133,524
The Hon. Sir J. David Gibbons........     3,500                 153                     7                   132,024
Abby M. O'Neill......................     3,275                 153                     8                   125,924
Walter E. Robb, III..................     3,950                 175                     7                   147,274
Arnold D. Scott......................         0                   0                   N/A                         0
Jeffrey L. Shames....................         0                   0                   N/A                         0
J. Dale Sherratt.....................     3,950                 175                    19                   147,274
Ward Smith...........................     3,950                 175                    11                   147,274



(1) For fiscal year ended August 31, 1995.


(2) Based on normal retirement age of 75.


(3) For calendar year 1994. All Trustees receiving compensation served as Trustees of 36 funds within the MFS fund complex (having aggregate net assets at December 31, 1994, of approximately $9.7 billion) except Mr. Bailey, who served as Trustee of 56 funds within the MFS fund complex (having aggregate net assets at December 31, 1994, of approximately $24.4 billion).



            ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)





                                                                           YEARS OF SERVICE
                                                ----------------------------------------------------------------------
    AVERAGE TRUSTEE FEES              3                        5                      7                10 OR MORE
----------------------------------------------------------------------------------------------------------------------
        $2,950                      $443                      $  738                 $1,033               $1,475
        3,230                        485                         808                  1,131                1,615
        3,510                        527                         878                  1,229                1,755
        3,790                        569                         948                  1,327                1,895
        4,070                        611                       1,018                  1,425                2,035
        4,350                        653                       1,088                  1,523                2,175



(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
617-954-5000

DISTRIBUTOR

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116
(617)954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
Investors Bank & Trust Company
89 South Street
Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800)225-2606

Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

MFS(R) WORLD ASSET
ALLOCATION FUNDSM

500 BOYLSTON STREET
BOSTON, MA 02116


LOGO                                                 MAA-13 1/96/.5M  88/288/388

[logo] MFS
THE FIRST NAME IN MUTUAL FUNDS                        Annual Report for
                                                             Year Ended
                                                        August 31, 1995

MFS(R) WORLD ASSET ALLOCATION FUND

Front cover
A photo of jet planes.

MFS(R)  WORLD  ASSET  ALLOCATION  FUND
TRUSTEES                                             SECRETARY
                                                     Stephen E. Cavan*
A. Keith Brodkin* - Chairman and President
                                                     ASSISTANT  SECRETARY
Richard B. Bailey* - Private Investor;               James R. Bordewick, Jr.*
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company             CUSTODIAN
                                                     Investors Bank & Trust Company
Marshall N. Cohan - Private Investor
                                                     AUDITORS
Lawrence H. Cohn, M.D. - Chief of Cardiac            Ernst & Young LLP
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School         INVESTOR  INFORMATION
                                                     For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief           call toll free: 1-800-637-4458 anytime from
Executive Officer, Edmund Gibbons Ltd.;              a touch-tone telephone.
Chairman, Bank of N.T. Butterfield & Son Ltd.
                                                     For information on MFS mutual funds,
Abby M. O'Neill - Private Investor;                  call your financial adviser or, for an
Director, Rockefeller Financial Services, Inc.       information kit, call toll free:
(Investment Advisers)                                1-800-637-2929 any business day from
                                                     9 a.m. to 5 p.m. Eastern time (or leave
Walter E. Robb, III - President and Treasurer,       a message anytime).
Benchmark Advisors, Inc. (Corporate
Financial Consultants)                               INVESTOR  SERVICE
                                                     MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive Vice             P.O. Box 2281
President and Secretary, Massachusetts               Boston, MA 02107-9906
Financial Services Company
                                                     For general information, call toll free:
Jeffrey L. Shames* - President, Massachusetts        1-800-225-2606 any business day from
Financial Services Company                           8 a.m. to 8 p.m. Eastern time.

J. Dale Sherratt  - President, Insight Resources,    For service to speech- or hearing-impaired,
Inc. (Acquisition Planning Specialists)              call toll free: 1-800-637-6576 any business
                                                     day from 9 a.m. to 5 p.m. Eastern time.
Ward Smith - Former Chairman                         (To use this service, your phone must be
(until 1994), NACCO Industries;                      equipped with a Telecommunications Device for
Director, Sundstrand Corporation                     the Deaf.)

INVESTMENT  ADVISER                                  For share prices, account balances and
Massachusetts Financial Services Company             exchanges, call toll free: 1-800-MFS-TALK
500 Boylston Street                                  (1-800-637-8255) anytime from a touch-tone
Boston, MA 02116-3741                                telephone.

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

ASSET  ALLOCATION  COMMITTEE
A. Keith Brodkin*
Jeffrey L. Shames*
John W. Ballen*
Leslie J. Nanberg*
James T. Swanson*

TREASURER
W. Thomas London*

ASSISTANT  TREASURER
James O. Yost*

*Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
The MFS World Asset Allocation Fund has now been invested for one year. During the year, Class A shares of the Fund provided a total return of +11.48%, Class B shares returned +10.65%, and Class C shares returned +10.72%. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges, and compare to the one-year returns for the following unmanaged indices: +21.42% for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock performance; +0.79% for the Morgan Stanley Capital International EAFE Index (an unmanaged international stock index); +11.30% for the Lehman Brothers Aggregate Bond Index (an unmanaged index of government and corporate bonds including Treasury, agency, and corporate bond issues and mortgage-backed securities); and +17.11% for the J.P. Morgan Non-Dollar Index (an unmanaged international bond index). Also, the performance for each class of the Fund compares favorably to the +8.05% average return for the 42 funds in the category of global flexible portfolio funds (including the Fund) tracked by Lipper Analytical Services, Inc., an independent firm which reports mutual fund performance.
    During this period, we have held to a stance of favoring international stocks over U.S. stocks, a result of our view that the business cycle in the United States is in a more mature phase than in the international markets. This view has caused the Fund to lag the spectacular returns of the U.S. stock market this year, but we believe still bodes well as the business cycle proceeds. The Fund has participated in the recent U.S. stock market uptrend and, in particular, has gained significantly from its holdings in technology companies such as Intel. Also, our managers kept us largely out of the falling Japanese market during a period of domestic Japanese stress, and then provided us with an opportunity to buy some Japanese stocks to take advantage of lower prices.
    Our bond participation has seen gains in the international sovereign bond market as well as in the domestic high-yield corporate and Treasury markets. This has been a particularly favorable year for most bond markets.
    Changes in emphasis among asset classes of the Fund will continue to occur at least monthly, and will be made less with a focus to market timing than to exploiting key advantages in the relative attractiveness of the various markets. The current strategies of the managers of each portfolio sector may be found on the following pages.
    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin           /s/ James T. Swanson
    ----------------------         ----------------------
    A. Keith Brodkin               James T. Swanson
    Chairman and President         On behalf of the Asset
                                   Allocation Committee

September 12, 1995

Two pie charts showing the portfolio allocations for the previous quarter and the current quarter.

PORTFOLIO ALLOCATION

Category                    Previous        Current
U.S. Stocks                   15.8%          16.4%
International Stocks          42.7%          43.4%
High Yield Corp. Bonds        11.2%           9.9%
International Bonds           16.4%          19.5%
U.S. Govt. Bonds               9.5%           8.6%
Cash and Cash Equiv.           4.4%           2.2%

U.S.  STOCK  MARKET -- 15.8%
Our holdings in U.S. equities range across a variety of industries and incorporate both value and growth strategies. Recent additions to the portfolio include Intel, a manufacturer of microprocessors; Tyco International, a manufacturer of fire protection systems; and Promus, a hotel franchiser. Currently, our top three sectors are leisure (21.3%), technology (17%) and consumer staples (10.9%). Our current outlook remains optimistic. We believe business prospects remain positive and that further interest rate reductions could have a positive impact on the U.S. equity market. -- John Ballen and John Brennan

FIVE  LARGEST  HOLDINGS  AS  OF  8/31/95
--------------------------------------------------------------------------------
Harrah's Entertainment, Inc. (entertainment)                              0.8%
------------------------------------------------------------------------------
Showboat, Inc. (entertainment)                                            0.8%
------------------------------------------------------------------------------
Intel Corp. (electronics)                                                 0.7%
------------------------------------------------------------------------------
Tyco International Ltd. (consumer goods and services)                     0.7%
------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. (financial institutions)                 0.5%
------------------------------------------------------------------------------

INTERNATIONAL  STOCK  MARKETS -- 44.0%
After showing some improvement in 1994, European economic growth has slowed, while Japan's lengthy recession is continuing, creating selected investment opportunities. In general, we emphasize stock selection in our international investments as opposed to country or industry selection. Priority is placed on companies which we believe will generate above-average earnings growth and which are trading at attractive valuations, regardless of their home country.

As of August 31, approximately 44% of the portfolio's assets was invested in international stocks. Currently, 58% of our international stock holdings is in Europe, 38% in Asia/Pacific and 4% in the Americas (Canada and Latin America). The largest individual country exposures were in Japan (18%), Sweden (14%) and the United Kingdom (11%). Roughly 11% of our international holdings was in the emerging markets, most of which was in Southeast Asia. Recently, the European weighting has declined slightly with an offsetting increase in Asia/Pacific. This shift is attributable to several European stocks reaching price objectives and to our starting to find better investment opportunities in Asia. Our bottom-up stock-picking approach continues to result in a large underweighting in Japan (18% versus 40% in the Morgan Stanley Capital International EAFE Index).

Some of our largest holdings include Astra, a large multinational pharmaceutical company based in Sweden; Essilor, a French maker of eyeglass lenses; DDI Corp., the Japanese cellular and long distance telephone operator; Acerinox, a Spanish stainless steel producer; and Lion Nathan, a large brewer operating in Australia and New Zealand. -- David Mannheim

FIVE  LARGEST  HOLDINGS  AS  OF  8/31/95
------------------------------------------------------------------------------
Astra AB (pharmaceuticals - Sweden)                                       1.8%
------------------------------------------------------------------------------
Essilor International (medical and health products - France)              1.7%
------------------------------------------------------------------------------
Acerinox S.A. (iron and steel - Spain)                                    1.4%
------------------------------------------------------------------------------
DDI Corp. (telecommunications - Japan)                                    1.3%
------------------------------------------------------------------------------
Australia & New Zealand Bank Group Ltd. (finance - Australia)             1.2%
------------------------------------------------------------------------------

U.S.  GOVERNMENT  BOND  MARKET --  8.6%
After undergoing a transition from a period of strong 5.1% growth in gross domestic product in the last quarter of 1994 to 1.1% in the second quarter of 1995, we expect the pace of economic activity to pick up toward the 2% to 3% level during the second half of 1995. On the inflation front, the continued decline in unit labor costs suggests the outlook remains positive for stable-to-lower price levels.

Despite our view that interest rates could move lower, we have reduced the position in this sector from 10% to 8.6%. Our asset allocation model suggests that other sectors appear relatively more attractive at this time.
                                                       -- Geoffrey L. Kurinsky

LARGEST  HOLDINGS  AS  OF  8/31/95
------------------------------------------------------------------------------
U.S. Treasury Note                                                        4.9%
------------------------------------------------------------------------------
Federal National Mortgage Association                                     3.7%
------------------------------------------------------------------------------

HIGH-YIELD  CORPORATE  BOND  MARKET --  9.9%
The high-yield portfolio reflects our expectation that future growth will be modest. We have begun to trim our exposure to economically sensitive industries like commodity chemicals. We believe that some cyclical names such as Wolverine Tube (a manufacturer of copper tubing) offer good investment value, and that they will continue to generate substantial free cash flow and be able to repay debt ahead of schedule. We think the outlook is favorable for bonds in such defensive industries as supermarkets, paging, and health care. Therefore, we have added to these positions accordingly. Our strategy will continue to focus on the upper-credit-quality tier of the high-yield market.
                                                            -- Joan Batchelder

FIVE  LARGEST  HOLDINGS  AS  OF  8/31/95
------------------------------------------------------------------------------
Wolverine Tube, Inc. (special products and services)                      0.7%
------------------------------------------------------------------------------
K-III Communications Corp. (telecommunications)                           0.5%
------------------------------------------------------------------------------
IMO Industries, Inc. (special products and services)                      0.5%
------------------------------------------------------------------------------
American Standard, Inc. (building)                                        0.5%
------------------------------------------------------------------------------
Eagle Industries, Inc. (special products and services)                    0.5%
------------------------------------------------------------------------------

INTERNATIONAL  BOND  MARKETS -- 19.5%
Responding to evidence of slowing growth and lower inflation, every major international bond market generated double-digit local currency returns over the last 12 months. A weak U.S. dollar resulted in even better performance in dollar terms. Recently, however, the dollar has surged as coordinated intervention by major central banks has reinforced the impact of higher U.S. interest rates relative to Europe and progressed in narrowing the U.S.-Japan trade imbalance.

The portfolio retains its emphasis on the "hard currency core" bond markets within Europe, such as Germany. Some of this exposure has been hedged into the higher-yielding currencies as we seek to capture the improving environment in those markets. We have also added to our positions in Australia and Canada because we believe these markets could benefit from slower global growth and a firmer U.S. dollar. Dollar-denominated Latin American debt has recovered from the oversold conditions prevailing last spring. Hence, our allocation to this sector is likely to be trimmed. -- Leslie Nanberg

FIVE  LARGEST  HOLDINGS  AS  OF  8/31/95
------------------------------------------------------------------------------
United Mexican States (Mexico)                                            3.8%
------------------------------------------------------------------------------
Republic of Poland (Poland)                                               2.8%
------------------------------------------------------------------------------
Federative Republic of Brazil (Brazil)                                    2.8%
------------------------------------------------------------------------------
Republic of Argentina (Argentina)                                         2.5%
------------------------------------------------------------------------------
Republic of Germany (Germany)                                             1.5%
------------------------------------------------------------------------------

PERFORMANCE
The information on the following page illustrates the historical performance of MFS World Asset Allocation Fund in comparison to various market indicators. In the graph Class A share results reflect the deduction of the 4.75% maximum sales charge on the initial investment, while Class B share results reflect the maximum contingent deferred sales charge (CDSC) of 4%. Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares. Benchmark comparisons are unmanaged and do not reflect the deduction of any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Line graph representing the growth of a $10,000 investment for the period from August 1, 1994 to August 31, 1995. The graph is scaled from $9,000 to $13,000 in $1,000 segments. The years are marked in 3-month segments from 1994 to 1995. There are eight lines drawn to scale. One is a solid dark blue line representing MFS World Asset Allocation Fund (Class A), a second solid light blue line represents MFS World Asset Allocation Fund (Class B), a third solid line of very light blue represent MFS World Asset Allocation Fund (Class C), a fourth solid black line represents the S&P 500, a fifth solid gray line represents the J.P. Morgan Non-U.S. Global Bond Index, a sixth line of short dark dashes represents the Lehman Brothers Aggregate Bond Index, a seventh line of short gray dashes represents the Morgan Stanley Capital International EAFE Index, and an eighth line of long dashes represents the Consumer Price Index.

          MFS World Asset (Class A)          $10,843
          MFS World Asset (Class B)          $10,886
          MFS World Asset (Class C)          $11,293
          S&P 500                            $12,638
          J.P. Morgan Global Bond            $11,646
          Lehman Aggregate Bond              $11,144
          Morgan Stanley                     $10,320
          Consumer Price Index               $10,303

AVERAGE  ANNUAL  TOTAL  RETURNS

                                                               Life of Class*
                                                                     through
                                                       1 Year        8/31/95
------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class A) including
  4.75% sales charge                                  + 6.22%        + 7.64%
------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class A) at net
  asset value                                         +11.48%        +12.48%
------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class B) with
  CDSC+                                               + 6.65%        + 8.02%
------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class B) without
  CDSC                                                +10.65%        +11.59%
------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class C)#            +10.72%        +11.65%
------------------------------------------------------------------------------
Average global flexible portfolio fund                + 8.05%        + 9.30%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index                 +21.42%        +24.13%
------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index       + 0.79%        + 2.95%
------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                  +11.30%        +10.51%
------------------------------------------------------------------------------
J.P. Morgan Non-Dollar Government Bond Index          +17.11%        +15.11%
------------------------------------------------------------------------------
Consumer Price Index(S)                               + 2.62%        + 2.80%
------------------------------------------------------------------------------

  *Fund results (all classes) cover the period from the commencement of investment operations, July 22, 1994 to August 31, 1995. All benchmark results begin on August 1, 1994.
  +These returns reflect the maximum contingent deferred sales charge (CDSC)
   of 4%.
  #Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.
(S)The Consumer Price Index is a popular measure of change in prices.

In the previous table, we have included the average annual total returns of all global flexible portfolio funds (including the Fund) tracked by Lipper Analytical Services, Inc. for the applicable time periods (42 and 40 funds for the one-year period ended August 31, 1995, and for the period from August 1, 1994 through August 31, 1995, respectively). Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A share results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded by MFS at any time.

TAX  FORM  SUMMARY
In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

FEDERAL  INCOME  TAX  INFORMATION  ON  DISTRIBUTIONS
For the year ended August 31, 1995, distributions from long-term capital gains are $373,343.

For the year ended August 31, 1995, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 2.58%.

PORTFOLIO  OF  INVESTMENTS - August 31, 1995
Stocks  and  Warrants - 59.8%
-----------------------------------------------------------------------------
Issuer                                                   Shares         Value
-----------------------------------------------------------------------------
Foreign Stocks - 44.0%
  Australia - 3.1%
    Australia & New Zealand Bank Group Ltd.
      (Finance)                                         495,823  $  2,010,761
    Seven Network Ltd. (Media)                          635,900     1,623,707
    Woolworth Ltd. (Stores)                             583,955     1,333,169
                                                                 ------------
                                                                 $  4,967,637
-----------------------------------------------------------------------------
  Canada - 1.4%
    Avenor, Inc. (Forest and Paper Products)             48,500  $  1,079,203
    Rogers Communications, Inc., "B"
      (Telecommunications)*                             109,900     1,125,519
                                                                 ------------
                                                                 $  2,204,722
-----------------------------------------------------------------------------
  Chile - 0.2%
    Santa Isabel S.A., ADR (Supermarkets)*+              18,000  $    389,250
-----------------------------------------------------------------------------
  Finland - 0.3%
    Aamulehti Yhtymae Oy II (Publishing)                 30,000  $    560,298
-----------------------------------------------------------------------------
  France - 3.2%
    Essilor International (Medical and Health
      Products)                                          11,700  $  1,978,215
    Essilor International, ADP (Medical and
      Health Products)                                    5,725       703,568
    LVMH Moet-Hennessy (Beverages)                        4,000       719,920
    Michelin (C.G.D.E.) (Tire and Rubber)                24,600     1,067,869
    TOTAL S.A., "B" (Oils)                               11,488       674,934
                                                                 ------------
                                                                 $  5,144,506
-----------------------------------------------------------------------------
  Germany - 2.8%
    BASF AG (Chemicals)                                   6,700  $  1,498,372
    Hornbach Baumarkt AG (Retail)##                       2,060     1,206,812
    Schering AG (Pharmaceuticals)                        10,000       728,882
    Volkswagen AG (Automotive)                            3,500     1,070,981
                                                                 ------------
                                                                 $  4,505,047
-----------------------------------------------------------------------------
  Hong Kong - 2.1%
    Consolidated Electric Power Asia
      (Utilities - Electric)                            539,000  $  1,110,610
    Giordano International Ltd. (Retail)              1,248,000     1,023,734
    Peregrine Investment Holdings (Finance)             433,000       618,108
    Varitronix International Ltd.
      (Manufacturing)                                   340,000       630,292
                                                                 ------------
                                                                 $  3,382,744
-----------------------------------------------------------------------------
  Italy - 1.2%
    Telecom Italia Mobile
      (Telecommunications)*                           1,023,000  $  1,023,409
    Telecom Italia Mobile S.p.A.
      (Telecommunications)*                             633,000       932,219
                                                                 ------------
                                                                 $  1,955,628
-----------------------------------------------------------------------------
  Japan - 7.8%
    Bridgestone Corp. (Tire and Rubber)                  74,000  $  1,091,241
    DDI Corp. (Telecommunications)                          255     2,156,989
    Daiwa House Industrial Co. (Home
      Construction)                                      51,000       788,628
    East Japan Railway Co. (Transportation)                 230     1,095,238
    Kinki Coca-Cola Bottling (Beverages)                 93,000     1,123,803
    Kirin Beverage Corp. (Beverages)                     53,000       749,001
    MOS Food Services (Restaurants and
      Lodging)                                           24,000       614,438
    Matsushita Electric Industrial Co.
      (Electrical Equipment)                             73,000     1,143,779
    Murata Manufacturing Co. Ltd. (Electrical
      Equipment)                                         22,000       878,647
    Nissen Corp. (Retail)                                32,800  $    957,294
    Omron Corp. (Electronics)                            57,000     1,254,992
    Osaka Sanso Kogyo Ltd. (Chemicals)                  201,000       710,133
                                                                 ------------
                                                                 $ 12,564,183
-----------------------------------------------------------------------------
  Malaysia - 0.8%
    Maruichi Malaysia Steel Tube (Metals)                99,000  $    361,221
    New Straits Times Press Berhad
      (Publishing)                                      262,000       814,139
    Petronas Gas Berhad (Gas)(S)(S)##*                   35,400       113,549
                                                                 ------------
                                                                 $  1,288,909
-----------------------------------------------------------------------------
  Netherlands - 3.2%
    Getronics NV (Computer Software and
      Services)                                          46,579  $  1,996,725
    IHC Caland NV (Transportation - Marine)              28,500       830,080
    Nedlloyd Groep NV (Transportation)                   26,000       904,290
    Royal Dutch Petroleum Co. (Oils)                     12,600     1,497,044
                                                                 ------------
                                                                 $  5,228,139
-----------------------------------------------------------------------------
  New Zealand - 1.2%
    Lion Nathan Ltd. (Beverages)                        963,000  $  1,997,647
-----------------------------------------------------------------------------
  Norway - 0.4%
    Tomra Systems (Environmental)                       131,800  $    616,125
-----------------------------------------------------------------------------
  Singapore - 0.6%
    Hong Leong Finance (Finance)                        329,000  $  1,000,884
-----------------------------------------------------------------------------
  South Korea - 1.1%
    Korea Electric Power Corp., ADR
      (Utilities - Electric)                             54,000  $  1,235,250
    Korea Mobile Telecom, GDR
      (Telecommunications)*##                            18,200       574,392
                                                                 ------------
                                                                 $  1,809,642
-----------------------------------------------------------------------------
  Spain - 3.8%
    Acerinox S.A. (Iron and Steel)                       16,400  $  2,088,579
    Acerinox S.A. (Iron and Steel)(S)(S)*                 1,640       205,327
    Cubiertas y Mzov S.A. (Engineering and
      Construction)                                      20,000     1,240,828
    Iberdrola (Utilities - Electric)                    154,000     1,182,628
    Repsol S.A. (Oils)                                   43,000     1,349,318
                                                                 ------------
                                                                 $  6,066,680
-----------------------------------------------------------------------------
  Sweden - 6.0%
    ASEA AB, "B", Free Shares (Electrical
      Equipment)                                         22,600  $  2,000,464
    Astra AB, "B", Free Shares
      (Pharmaceuticals)                                  88,000     2,857,730
    Hennes & Mauritz AB, "B" (Retail)                    13,200       783,163
    Marieberg Tidnings, "A" (Publishing)                 40,500       832,405
    Skandinaviska Enskilda Banken, "A" (Banks
      and Credit Companies)                              82,300       426,265
    Sparbanken Sverige AB, "A" (Banks and
      Credit Companies)                                 155,200     1,307,839
    TV 4 AB (Telecommunications)                         74,500     1,439,340
                                                                 ------------
                                                                 $  9,647,206
-----------------------------------------------------------------------------
  United Kingdom - 4.8%
    ASDA Group PLC (Supermarkets)                       929,000  $  1,565,365
    British Steel PLC (Steel)                           348,000       973,286
    Capital Radio PLC (Broadcasting)                     88,000       623,146
    Invesco Fund Managers (Finance)                     269,100       913,164
    MAI PLC (Investment Company)                        224,000       971,846
    PowerGen PLC (Utilities - Electric)                 359,000     1,535,299
    Storehouse PLC (Retail)                             252,000     1,206,551
                                                                 ------------
                                                                 $  7,788,657
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $ 71,117,904
-----------------------------------------------------------------------------
U.S. Stocks and Warrants - 15.8%

  Agricultural Products - 0.6%
    AGCO Corp.                                           15,000  $    729,375
    Case Corp.                                            7,200       271,800
                                                                 ------------
                                                                 $  1,001,175
-----------------------------------------------------------------------------
  Airlines - 0.2%
    Southwest Airlines Co.                               11,500  $    297,562
-----------------------------------------------------------------------------
  Apparel and Textiles - 0.2%
    Nike, Inc., "B"                                       2,600  $    240,825
-----------------------------------------------------------------------------
  Automotive - 0.5%
    General Motors Corp.                                 16,800  $    789,600
-----------------------------------------------------------------------------
  Banks and Credit Companies - 0.3%
    First Interstate Bancorporation                       5,000  $    477,500
-----------------------------------------------------------------------------
  Business Services - 0.3%
    ADT Ltd.*                                            21,800  $    283,400
    Technology Solutions Co.*                            15,000       234,375
                                                                 ------------
                                                                 $    517,775
-----------------------------------------------------------------------------
  Cellular Telephones - 0.5%
    AirTouch Communications, Inc.*                       25,000  $    812,500
-----------------------------------------------------------------------------
  Chemicals
    OSI Specialties, Inc., Warrants*                      1,000  $      2,000
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.3%
    Microsoft Corp.*                                      4,500  $    416,250
-----------------------------------------------------------------------------
  Computer Software - Systems - 0.9%
    BMC Software, Inc.*                                   7,000  $    298,375
    Compuware Corp.*                                     21,200       479,650
    Sybase, Inc.*                                        21,400       687,475
                                                                 ------------
                                                                 $  1,465,500
-----------------------------------------------------------------------------
  Consumer Goods and Services - 1.6%

    Philip Morris Cos., Inc.                             11,000  $    820,875
    RJR Nabisco Holdings Corp.                           22,000       627,000
    Tyco International Ltd.                              19,000     1,123,375

                                                                 ------------
                                                                 $  2,571,250
-----------------------------------------------------------------------------
  Defense Electronics - 0.3%
    Loral Corp.                                          10,000  $    547,500
-----------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    Honeywell, Inc.                                      15,000  $    656,250
-----------------------------------------------------------------------------
  Electronics - 0.9%
    Advanced Circuits, Inc.*                              4,200  $     88,725
    Cypress Semiconductor Corp.*                          5,000       228,125
    Intel Corp.                                          19,000     1,166,125
                                                                 ------------
                                                                 $  1,482,975
-----------------------------------------------------------------------------
  Entertainment - 2.3%
    American Radio Systems*                                 400  $     11,400
    Argosy Gaming Co.*                                   21,900       312,075
    Casino America, Inc.*                                24,100       349,450
    Harrah's Entertainment, Inc.*                        42,100     1,341,938
    Heritage Media Corp., "A"*                            8,900       251,425
    Rio Hotel & Casino, Inc.*                            14,000       182,000
    Showboat, Inc.                                       55,000     1,265,000
                                                                 ------------
                                                                 $  3,713,288
-----------------------------------------------------------------------------
  Financial Institutions - 1.0%
    Federal Home Loan Mortgage Corp.                     13,000  $    835,250
    Student Loan Marketing Assn.                         15,000       811,875
                                                                 ------------
                                                                 $  1,647,125
-----------------------------------------------------------------------------
  Food and Beverage Products - 0.6%
    Hershey Foods Corp.                                   6,000  $    359,250
    PepsiCo, Inc.                                        15,000       678,750
                                                                 ------------
                                                                 $  1,038,000
-----------------------------------------------------------------------------
  Forest and Paper Products - 0.5%
    Boise Cascade Corp.                                   6,000  $    257,250
    Consolidated Papers, Inc.                             4,000       242,000
    Kimberly Clark Corp.                                  3,800       242,725
                                                                 ------------
                                                                 $    741,975
-----------------------------------------------------------------------------
  Machinery - 0.3%
    York International Corp.                             10,300  $    458,350
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.2%
    Beverly Enterprises*                                 35,800  $    474,350
    Genesis Health Ventures, Inc.*                        7,200       227,700
    Living Centers of America, Inc.*                     11,300       344,650
    Pacificare Health Systems, Inc., "A"*                 2,000       109,500
    Pacificare Health Systems, Inc., "B"*                 9,100       520,975
    Regency Health Services, Inc.*                       19,500       224,250
                                                                 ------------
                                                                 $  1,901,425
-----------------------------------------------------------------------------
  Photographic Products - 0.3%
    Eastman Kodak Co.                                     8,000  $    461,000
-----------------------------------------------------------------------------
  Railroads - 0.4%
    Wisconsin Central Transportation Corp.*              10,000  $    595,000
-----------------------------------------------------------------------------
  Restaurants and Lodging - 1.1%
    Apple South, Inc.                                    12,500  $    306,250
    Brinker International, Inc.*                         40,000       670,000
    HomeTown Buffet, Inc.*                                2,300        27,312
    Promus Hotel Corp.*                                  39,000       804,375
                                                                 ------------
                                                                 $  1,807,937
-----------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Stanley Works                                         9,000  $    398,250
-----------------------------------------------------------------------------
  Stores - 0.4%
    Federated Department Stores, Inc.*                   20,000  $    540,000
    Finlay Enterprises*                                   1,466        26,388
                                                                 ------------
                                                                 $    566,388
-----------------------------------------------------------------------------
  Telecommunications - 0.4%
    Cabletron Systems, Inc.*                              2,000  $    105,750
    Chipcom Corp.*                                       15,300       613,913
                                                                 ------------
                                                                 $    719,663
-----------------------------------------------------------------------------
  Utilities - Telephone - 0.1%
    MCI Communications Corp.                              4,200  $    101,062
-----------------------------------------------------------------------------
Total U.S. Stocks and Warrants                                   $ 25,428,125
-----------------------------------------------------------------------------
Total Stocks and Warrants (Identified Cost, $90,215,544)         $ 96,546,029
-----------------------------------------------------------------------------

Bonds - 38.0%
-----------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
-----------------------------------------------------------------------------
Foreign Denominated - 7.6%
  Australia - 0.9%
    Government of Australia, 8.75s, 2001  AUD             1,300  $    984,110
    Government of Australia, 12s, 2001                      125       108,660
    Government of Australia, 10s, 2002                      500       398,406
                                                                 ------------
                                                                 $  1,491,176
-----------------------------------------------------------------------------
  Canada - 0.9%
    Government of Canada, 8.5s, 2000      CAD               700  $    540,146
    Government of Canada, 8.5s, 2002                      1,100       850,079
                                                                 ------------
                                                                 $  1,390,225
-----------------------------------------------------------------------------
  Denmark - 1.0%
    Kingdom of Denmark, 9s, 1998          DKK             4,300  $    801,811
    Kingdom of Denmark, 9s, 2000                          4,000       752,751
                                                                 ------------
                                                                 $  1,554,562
-----------------------------------------------------------------------------
  France - 0.8%
    Government of France, 8s, 1998        FRF             1,390  $    287,781
    Government of France, 7s, 1999                        1,300       262,319
    Government of France, 7.75s, 2000                     3,190       660,447
                                                                 ------------
                                                                 $  1,210,547
-----------------------------------------------------------------------------
  Germany - 2.0%
    German Unity Fund, 8.5s, 2001         DEM             1,267  $    954,565
    Republic of Germany, 8.5s, 2000                         930       700,668
    Republic of Germany, 6.5s, 2003                       1,832     1,238,597
    Republic of Germany, 6.875s, 2005                       600       413,011
                                                                 ------------
                                                                 $  3,306,841
-----------------------------------------------------------------------------
  Italy - 0.5%
    Republic of Italy, 8.5s, 1999         ITL           840,000  $    479,749
    Republic of Italy, 9.5s, 1999                       480,000       277,832
                                                                 ------------
                                                                 $    757,581
-----------------------------------------------------------------------------
  Netherlands - 1.0%
    Government of Netherlands, 6.25s, 1998NLG               230  $    143,600
    Government of Netherlands, 7.75s, 2005                1,120       729,369
    Government of Netherlands, 8.25s, 2007                1,190       801,003
                                                                 ------------
                                                                 $  1,673,972
-----------------------------------------------------------------------------
  Spain - 0.4%
    Kingdom of Spain, 12.25s, 2000        ESP            76,000  $    634,848
-----------------------------------------------------------------------------
  United Kingdom - 0.1%
    United Kingdom Gilts, 7s, 2001        GBP               150  $    223,128
-----------------------------------------------------------------------------
Total Foreign Denominated                                        $ 12,242,880
-----------------------------------------------------------------------------
Foreign - U.S. Dollar Denominated - 11.9%
  Argentina - 2.5%
    Republic of Argentina, 0s, 2005                    $  6,250  $  3,812,500
    Republic of Argentina, 0s, 2023                         500       283,750
                                                                 ------------
                                                                 $  4,096,250
-----------------------------------------------------------------------------
  Brazil - 2.8%
    Federative Republic of Brazil, 0s, 2006            $  1,000  $    617,500
    Federative Republic of Brazil, 0s, 2009               4,000     2,175,000
    Federative Republic of Brazil, 0s, 2014               1,040       514,998
    Federative Republic of Brazil, 0s, 2024               2,000     1,145,000
                                                                 ------------
                                                                 $  4,452,498
-----------------------------------------------------------------------------
  Mexico - 3.8%
    United Mexican States, "B", 0s, 2019               $  5,250  $  3,727,500
    United Mexican States, "D", 0s, 2019                  3,500     2,485,000
    United Mexican States, Value Recovery
      Rights                                             13,460             0
                                                                 ------------
                                                                 $  6,212,500
-----------------------------------------------------------------------------
  Poland - 2.8%
    Republic of Poland, 2.75s, 2024                    $  9,000  $  3,735,000
    Republic of Poland, 6.813s, 2024                      1,000       758,750
                                                                 ------------
                                                                 $  4,493,750
-----------------------------------------------------------------------------
Total Foreign - U.S. Dollar Denominated                          $ 19,254,998
-----------------------------------------------------------------------------
U.S. Dollar Denominated - 18.5%
  Financial Institutions - 0.3%
    American Annuity Group, Inc., 11.125s,
      2003                                             $    500  $    523,750
-----------------------------------------------------------------------------
  Industrials - 9.3%
    Building - 0.8%
      American Standard, Inc., 10.5s, 2005             $  1,000  $    772,500
      USG Corp., 9.25s, 2001                                500       523,750
                                                                 ------------
                                                                 $  1,296,250
-----------------------------------------------------------------------------
    Chemicals - 0.9%
      Arcadian Partners L.P., 10.75s, 2005##           $    295  $    305,325
      OSI Specialties Holding Co., 0s, 2004               1,000       720,000
      UCC Investors Holdings, Inc., 10.5s,
        2002                                                500       507,500
                                                                 ------------
                                                                 $  1,532,825
-----------------------------------------------------------------------------
    Consumer Goods and Services - 0.6%
      Fieldcrest Cannon, Inc., 11.25s, 2004            $    500  $    521,250
      Westpoint Stevens, Inc., 9.375s, 2005                 500       482,500
                                                                 ------------
                                                                 $  1,003,750
-----------------------------------------------------------------------------
    Entertainment - 0.3%
      SCI Television, Inc., 11s, 2005                  $    500  $    525,000
-----------------------------------------------------------------------------
    Forest and Paper Products - 0.8%
      Gaylord Container Co., 0s, 2005                  $    200  $    199,000
      Repap New Brunswick, 10.625s, 2005                    100       100,500
      Riverwood International Corp., 11.25s,
        2002                                                500       542,500
      Stone Container Corp., 9.875s, 2001                   500       495,625
                                                                 ------------
                                                                 $  1,337,625
-----------------------------------------------------------------------------
    Medical and Health Products - 0.1%
      Tenet Healthcare Corp., 10.125s, 2005            $    100  $    105,000
-----------------------------------------------------------------------------
    Medical and Health Technology and Services - 0.7%
      Community Health Systems, 10.25s, 2003           $    500  $    527,500
      Integrated Health Services, Inc.,
        10.75s, 2004                                        500       532,500
                                                                 ------------
                                                                 $  1,060,000
-----------------------------------------------------------------------------
    Oil Services - 0.3%
      Amerigas Partners L.P., 10.125s, 2007            $    100  $    106,000
      Global Marine, Inc., 12.75s, 1999                     300       330,750
                                                                 ------------
                                                                 $    436,750
-----------------------------------------------------------------------------
    Oils - 0.3%
      Gulf Canada Resources Ltd., 9.25s, 2004          $    500  $    493,750
-----------------------------------------------------------------------------
    Special Products and Services - 2.1%
      Eagle Industries, Inc., 0s, 2003                 $  1,000  $    765,000
      IMO Industries, Inc., 12s, 2001                       750       776,250
      Mark IV Industries, Inc., 8.75s, 2003                 250       258,125
      Polymer Group, Inc., 12.75s, 2002##                   500       510,000
      Wolverine Tube, Inc., 10.125s, 2002                 1,000     1,055,000
                                                                 ------------
                                                                 $  3,364,375
-----------------------------------------------------------------------------
    Steel - 0.3%
      AK Steel Holdings Corp., 10.75s, 2004            $    500  $    530,000
-----------------------------------------------------------------------------
    Supermarkets - 0.4%
      Dominick's Finer Foods, 10.875s, 2005##          $    250  $    251,250
      Ralph's Grocery Co., 11s, 2005                        500       470,000
                                                                 ------------
                                                                 $    721,250
-----------------------------------------------------------------------------
    Telecommunications - 1.7%
      Cablevision Industries Corp., 10.75s,
        2002                                           $    500  $    542,500
      K-III Communications Corp., 10.625s,
        2002                                                750       791,250
      MFS Communications, Inc., 0s, 2004                  1,000       745,000
      Paging Network, Inc., 8.875s, 2006                    750       697,500
                                                                 ------------
                                                                 $  2,776,250
-----------------------------------------------------------------------------
Total Industrials                                                $ 15,182,825
-----------------------------------------------------------------------------
  U.S. Federal Agency - 3.7%
    Federal National Mortgage Assn., 8.5s, 2025        $  5,722  $  5,904,813
-----------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.9%
    U.S. Treasury Notes, 6.75s, 2000                   $  5,000  $  5,128,900
    U.S. Treasury Notes, 7.5s, 2005                       2,550     2,756,397
                                                                 ------------
                                                                 $  7,885,297
-----------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Kenetech Corp., 12.75s, 2002                       $    500  $    470,000
-----------------------------------------------------------------------------
Total U.S. Dollar Denominated                                    $ 29,966,685
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $59,668,924)                       $ 61,464,563
-----------------------------------------------------------------------------
Call  Options  Purchased
-----------------------------------------------------------------------------
                                               Principal Amount
                                                   of Contracts
Description/Expiration Month/Strike Price         (000 Omitted)
-----------------------------------------------------------------------------
Italian Lire/Deutsche Marks
  September/1143.9                        ITL           314,573  $      5,895
Japanese Government Bonds
  September/110.818                       JPY           150,000         1,350
  September/114.918                                     228,000             0
  October/115.27                                        230,000           460
  November/114.165                                      120,000         1,320
  December/109.69                                       129,000        14,448
-----------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $101,461)           $     23,473
-----------------------------------------------------------------------------
Put Option Purchased
-----------------------------------------------------------------------------
British Pounds
  September/1.5305 (Premium Paid, $5,184) GBP           785,487  $      1,403
-----------------------------------------------------------------------------
Short-Term Obligation - 2.0%
-----------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)         Value
-----------------------------------------------------------------------------
Ford Motor Credit Corp., due 9/01/95, at
  Amortized Cost                                       $  3,280  $  3,279,472
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $153,270,585)                $161,314,940
-----------------------------------------------------------------------------

Call Option Written
-----------------------------------------------------------------------------
                                               Principal Amount
                                                   of Contracts
Description/Expiration Month/Strike Price         (000 Omitted)
-----------------------------------------------------------------------------
Japanese Yen                                                     $     (2,505)
  March/78 (Premium Received, $21,847)    JPY            92,111
-----------------------------------------------------------------------------
Put Options Written - (0.1)%
-----------------------------------------------------------------------------
British Pounds                                                   $     (1,351)
  September/1.53                          GBP               785
Deutsche Marks                                                        (12,739)
  September/1.465                         DEM             2,319
  September/1.49                                                       (1,647)
                                                          1,238
Italian Lire/Deutsche Marks
  September/1227.5                        ITL           337,563             0
Japanese Government Bonds                                             (19,800)
  November/111.75                         JPY           120,000
  December/108.97                                                     (15,609)
                                                        129,000
Japanese Yen                                                          (65,630)
  March/93                                              109,824
-----------------------------------------------------------------------------
Total Put Options Written
 (Premiums Received, $86,292)                                    $   (116,776)

-----------------------------------------------------------------------------
Other  Assets,  Less  Liabilities - 0.3%                         $    393,393
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $161,589,052
-----------------------------------------------------------------------------
 *Non-income producing security.
 +Restricted security.
##SEC Rule 144A restriction.
(S)(S)When-issued security. At August 31, 1995, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars                      IEP = Irish Punts
CAD = Canadian Dollars                        ITL = Italian Lire
DEM = Deutsche Marks                          JPY = Japanese Yen
DKK = Danish Kroner                           NLG = Dutch Guilders
ESP = Spanish Pesetas                         NZD = New Zealand Dollars
FRF = French Francs                           SEK = Swedish Kronor
GBP = British Pounds

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
August 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $153,270,585)         $161,314,940
  Cash                                                                 7,627
  Net receivable for forward foreign currency exchange
    contracts sold                                                 2,386,524
  Net receivable for forward foreign currency contracts              161,273
  Receivable for Fund shares sold                                    385,594
  Receivable for investments sold                                     61,868
  Interest and dividends receivable                                1,747,050
  Deferred organization expenses                                      27,445
                                                                ------------
      Total assets                                              $166,092,321
                                                                ------------
Liabilities:
  Payable for Fund shares reacquired                            $    189,855
  Payable for investments purchased                                2,169,330
  Written options outstanding, at value (premiums received,
    $108,139)                                                        119,281
  Payable for daily variation margin on open futures
    contracts                                                         25,313
  Net payable for forward currency exchange contracts
    purchased                                                      1,819,433
  Payable to affiliates -
    Management fee                                                     2,650
    Shareholder servicing agent fee                                      822
    Distribution fee                                                  68,195
  Accrued expenses and other liabilities                             108,390
                                                                ------------
      Total liabilities                                         $  4,503,269
                                                                ------------
Net assets                                                      $161,589,052
                                                                ============
Net assets consist of:
  Paid-in capital                                               $147,578,245
  Unrealized appreciation on investments and translation of
    asset and liabilities in foreign currencies                    8,875,257
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              5,959,132
  Accumulated distributions in excess of net investment
    income                                                          (823,582)
                                                                ------------
      Total                                                     $161,589,052
                                                                ============
Shares of beneficial interest outstanding                         9,733,708
                                                                ============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $58,662,968 / 3,526,991 shares of
    beneficial interest outstanding)                              $16.63
                                                                  ======
  Offering price per share (100/95.25)                            $17.46
                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $83,600,786 / 5,040,791 shares of
    beneficial interest outstanding)                              $16.58
                                                                  ======
Class C shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $19,325,298 / 1,165,926 shares of
    beneficial interest outstanding)                              $16.58
                                                                  ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended August 31, 1995
------------------------------------------------------------------------------
Net investment income:
 Income -
  Interest                                                        $ 4,911,152
  Dividends                                                         1,463,988
  Foreign taxes withheld                                             (162,691)
                                                                  -----------
      Total investment income                                     $ 6,212,449
                                                                  -----------
 Expenses -
  Management fee                                                  $   748,715
  Trustees' compensation                                               32,823
  Shareholder servicing agent fee (Class A)                            71,288
  Shareholder servicing agent fee (Class B)                           139,960
  Shareholder servicing agent fee (Class C)                            20,463
  Distribution and service fee (Class A)                              237,651
  Distribution and service fee (Class B)                              636,183
  Distribution and service fee (Class C)                              136,422
  Custodian fee                                                       107,978
  Printing                                                             82,281
  Postage                                                              53,334
  Auditing fees                                                        52,350
  Legal fees                                                           11,927
  Amortization of organization expenses                                 6,849
  Miscellaneous                                                       171,142
                                                                  -----------
      Total expenses                                              $ 2,509,366
  Reduction of expenses by distributor (Class A)                      (94,868)
                                                                  -----------
      Net expenses                                                $ 2,414,498
                                                                  -----------
        Net investment income                                     $ 3,797,951
                                                                  -----------
Realized and unrealized gain on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 3,657,531
    Written option transactions                                       250,514
    Foreign currency transactions                                     779,553
    Futures contracts                                                (492,110)
                                                                  -----------
      Net realized gain on investments and foreign currency
        transactions                                              $ 4,195,488
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ 7,154,479
    Written options                                                   (11,142)
    Translation of assets and liabilities in foreign currencies       715,978
    Futures contracts                                                 118,652
                                                                  -----------
      Net unrealized gain on investments                          $ 7,977,967
                                                                  -----------
        Net realized and unrealized gain on investments and
         foreign currency                                         $12,173,455
                                                                  -----------
          Increase in net assets from operations                  $15,971,406
                                                                  ===========
See notes to financial statements

Statement  of  Changes  in  Net  Assets
------------------------------------------------------------------------------
Year Ended August 31,                                     1995          1994*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                           $  3,797,951   $     89,142
  Net realized gain on investments and foreign
    currency transactions                            4,195,488         22,898
  Net unrealized gain on investments and
    foreign currency translation                     7,977,967        897,290
                                                  ------------   ------------
    Increase in net assets from operations        $ 15,971,406   $  1,009,330
                                                  ------------   ------------
Distributions declared to shareholders -
  From net investment income (Class A)            $ (1,026,466)  $    --
  From net investment income (Class B)              (1,012,521)       --
  From net investment income (Class C)                (239,932)       --
  From net realized gain on investments and
    foreign currency transactions (Class A)           (258,501)       --
  From net realized gain on investments and
    foreign currency transactions (Class B)           (350,041)       --
  From net realized gain on investments and
    foreign currency transactions (Class C)            (82,468)       --
                                                  ------------   ------------
    Total distributions declared to
      shareholders                                $ (2,969,929)  $    --
                                                  ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                $118,013,307   $ 54,876,622
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                                 2,475,151        --
  Cost of shares reacquired                        (27,084,609)      (702,226)
                                                  ------------   ------------
    Increase in net assets from Fund share
      transactions                                $ 93,403,849   $ 54,174,396
                                                  ------------   ------------
      Total increase in net assets                $106,405,326   $ 55,183,726
Net assets:
  At beginning of period                            55,183,726        --
                                                  ------------   ------------
  At end of period (including accumulated
    undistributed (distributions in excess of)
    net investment income of $(823,582) and
    $111,814, respectively)                       $161,589,052   $ 55,183,726
                                                  ============   ============
*The Fund commenced investment operations on July 22, 1994.

See notes to financial statements

Financial  Highlights
----------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                    1995       1994<F1>     1995       1994<F1>     1995       1994<F1>
----------------------------------------------------------------------------------------------------------------------------
                                                         Class A                  Class B                 Class C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $15.33     $15.00        $15.31     $15.00        $15.31     $15.00
                                                         ------     ------        ------     ------        ------     ------
Income from investment operations <F4> -
  Net investment income                                  $ 0.55<F6> $ 0.04<F6>    $ 0.43     $ 0.02<F6>    $ 0.46     $ 0.03<F6>
  Net realized and unrealized gain on investments
   and foreign currency transactions                       1.17       0.29          1.17       0.29          1.16       0.28
                                                         ------     ------       -------     ------       -------     ------
    Total from investment operations                     $ 1.72     $ 0.33        $ 1.60     $ 0.31        $ 1.62     $ 0.31
                                                         ------     ------        ------     ------        ------     ------
Less distributions declared to share holders -
  From net investment income                             $(0.37)    $ --          $(0.28)    $ --          $(0.30)    $ --
  From net realized gain on investments and foreign
    currency transactions                                 (0.05)      --           (0.05)      --           (0.05)      --
                                                         ------     ------        ------     ------        ------     ------
    Total distributions declared to shareholders         $(0.42)    $ --          $(0.33)    $ --          $(0.35)    $ --
                                                         ------     ------        ------     ------        ------     ------
Net asset value-end of period                            $16.63     $15.33        $16.58     $15.31        $16.58     $15.31
                                                         ======     ======        ======     ======        ======     ======
Total return<F5>                                         11.48%      2.20%<F3>    10.65%      2.07%<F3>    10.72%      2.07%<F3>
Ratios (to average net assets)/Supplemental data:
  Expenses                                                1.47%<F6>  1.50%<F2><F6> 2.24%      2.57%<F2><F6> 2.18%      2.50%<F2><F6>
  Net investment income                                   3.49%<F6>  2.43%<F6>)    2.75%      1.39%<F2><F6> 2.91%      1.68%<F2><F6>
Portfolio turnover                                         118%         1%          118%         1%          118%         1%
Net assets at end of period (000 omitted)               $58,663    $25,254       $83,601    $26,495       $19,325     $3,435

<F1> For the period from the commencement of investment operations, July 22, 1994 to August 31, 1994.
<F2> Annualized.
<F3> Not annualized.
<F4> Per share data is based on the average shares outstanding.
<F5> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
<F6> The investment adviser and/or the distributor did not impose a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                $ 0.52     $ 0.02          --       $ 0.01          --       $ 0.02
    Ratios (to average net assets):
      Expenses                                            1.67%      2.62%<F2>     --         3.21%<F2>     --         3.18%<F2>
      Net investment income                               3.29%      1.31%<F2>      --        0.75%<F2>      --        1.00%<F2>

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS
(1) Business  and  Organization
MFS World Asset Allocation Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, including income and expenses, are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of investment operations of the Fund.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity-index contracts, or contracts on related options, for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are considered workout expenses and are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1995, $2,454,428 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $3,248 for the year ended August 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $111,898 for the year ended August 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $934 for the year ended August 31, 1995. Fees, net of waiver, incurred under the distribution plan during the year ended August 31, 1995 were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $91 and $2,377 for Class B and Class C shares, respectively, for the year ended August 31, 1995. Fees incurred under the distribution plans during the year ended August 31, 1995 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within twelve months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1995 were $1,592 and $108,698 for Class A and Class B shares, respectively.

Currently, MFD is bearing the Fund's Class A distribution/service fee equal to 0.20% of the Fund's average daily net assets attributable to Class A shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases         Sales
------------------------------------------------------------------------------
U.S. government securities                       $ 20,041,094  $ 12,470,196
                                                 ============  ============
Investments (non-U.S. government securities)     $220,974,944  $119,144,627
                                                 ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $153,575,536
                                                               ============
Gross unrealized appreciation                                  $ 10,906,594
Gross unrealized depreciation                                    (3,167,190)
                                                               ------------
  Net unrealized appreciation                                  $  7,739,404
                                                               ============

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                        1995                         1994*
                        --------------------------   -------------------------
Year Ended August 31,      Shares          Amount       Shares         Amount
-----------------------------------------------------------------------------
Shares sold             2,594,208   $  39,819,615    1,676,623    $25,208,761
Shares issued to
 shareholders in
 reinvestment of
 distributions             72,285       1,112,578       --            --
Shares reacquired        (787,357)    (12,300,613)     (28,768)      (434,304)
                        ---------   -------------    ---------    -----------
  Net increase          1,879,136   $  28,631,580    1,647,855    $24,774,457
                        =========   =============    =========    ===========
Class B Shares
                        1995                         1994*
                        --------------------------   -------------------------
Year Ended August 31,      Shares          Amount       Shares         Amount
-----------------------------------------------------------------------------
Shares sold             3,914,029   $  59,970,108    1,745,709    $26,248,238
Shares issued to
shareholders in
 reinvestment of
distributions              72,092       1,107,833       --            --
Shares reacquired        (675,931)    (10,554,603)     (15,108)      (228,061)
                        ---------   -------------   ----------    -----------
  Net increase          3,310,190   $  50,523,338    1,730,601    $26,020,177
                        =========   =============    =========    ===========

*For the period July 22, 1994 to August 31, 1994.

Class C Shares
                        1995                         1994*
                        --------------------------   -------------------------
Year Ended August 31,      Shares          Amount       Shares         Amount
-----------------------------------------------------------------------------
Shares sold             1,198,363     $18,223,584      226,975     $3,419,623
Shares issued to
shareholders in
 reinvestment of
 distributions             16,620         254,740       --            --
Shares reacquired        (273,394)     (4,229,393)      (2,638)       (39,861)
                        ---------   -------------   ----------    -----------
  Net increase            941,589     $14,248,931      224,337     $3,379,762
                        =========   =============    =========    ===========

*For the period July 22, 1994 to August 31, 1994.

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1995 was $2,051.

(7) Financial  Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at August 31, 1995, is as follows:

Written Option Transactions
                                                     1995 Calls                 1995 Puts
                                                     ------------------------   -----------------------------
                                                     Principal Amounts          Principal Amounts
                                                     of Contracts                    of Contracts
                                                    (000 Omitted)   Premiums        (000 Omitted)    Premiums
-------------------------------------------------------------------------------------------------------------
Options written -
  Australian Dollars                                          796    $  6,074               2,759    $ 32,936
  British Pounds                                              842      14,524                 785      14,524
  Canadian Dollars                                          --          --                  2,663      11,168
  Deutsche Marks                                            9,861      38,768              28,826     203,558
  Deutsche Marks/British Pounds                             1,550      10,069               3,778      13,292
  Italian Lire/Deutsche Marks                           2,662,580      18,331           1,153,304       4,094
  Japanese Yen                                            939,255     275,397           2,052,422     215,890
  Spanish Pesetas/Deutsche Marks                            --          --                 75,925       4,976
  Swedish Kronor/Deutsche Marks                             3,006       2,270               3,210       2,010
  Swiss Francs/Deutsche Marks                               1,258       5,298               --          --
Options terminated in closing transactions -
  Australian Dollars                                         (796)     (6,074)             (2,759)    (32,936)
  British Pounds                                             (842)    (14,524)              --          --
  Canadian Dollars                                          --          --                 (2,663)    (11,168)
  Deutsche Marks                                           (2,964)    (14,712)            (21,998)   (176,652)
  Deutsche Marks/British Pounds                            (1,550)    (10,069)             (3,778)    (13,292)
  Japanese Yen                                           (847,144)   (253,550)         (1,693,598)   (168,252)
  Spanish Pesetas/Deutsche Marks                            --          --                (75,925)     (4,976)
  Swedish Kronor/Deutsche Marks                            (3,006)     (2,270)              --          --
Options exercised -
  Deutsche Marks                                           (1,760)     (5,626)               --          --
  Italian Lire/Deutsche Marks                               --          --               (815,741)     (1,383)
  Swiss Francs/Deutsche Marks                              (1,258)     (5,298)              --          --
Options expired -
  Deutsche Marks                                           (5,137)    (18,430)             (3,271)     (5,487)
  Italian Lire/Deutsche Marks                          (2,662,580)    (18,331)              --          --
  Swedish Kronor/Deutsche Marks                             --          --                 (3,210)     (2,010)
                                                        ---------    --------             -------    --------
OUTSTANDING, END OF PERIOD                                 92,111    $ 21,847             700,729    $ 86,292
                                                        =========    ========             =======    ========
OPTIONS OUTSTANDING AT END OF PERIOD CONSIST OF -
  British Pounds                                            --       $  --                    785    $ 14,524
  Deutsche Marks                                            --          --                  3,557      21,419
  Italian Lire/Deutsche Marks                               --          --                337,563       2,711
  Japanese Yen                                             92,111      21,847             358,824      47,638
                                                        ---------    --------             -------    --------
OUTSTANDING, END OF PERIOD                                 92,111    $ 21,847             700,729    $ 86,292
                                                        =========    ========             =======    ========

At August 31, 1995, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                    Net Unrealized
                                         Contracts to                     Contracts   Appreciation
                 Settlement Date      Deliver/Receive  In Exchange for     at Value  (Depreciation)
--------------------------------------------------------------------------------------------------
Sales         9/01/95 -  9/27/95   AUD      7,419,452      $ 5,345,748  $ 5,566,481    $  (220,733)
              9/01/95 -  9/01/95   CAD      3,711,281        2,748,130    2,762,724        (14,594)
              9/05/95 - 12/07/95   DEM     31,590,420       22,458,561   21,571,766        886,795
              9/08/95 - 10/06/95   DKK      9,768,680        1,784,604    1,714,716         69,888
             12/07/95 - 12/07/95   ESP    389,763,438        3,084,358    3,077,917          6,441
              9/18/95 -  9/28/95   FRF     84,362,310       17,257,725   16,722,803        534,922
             10/10/95 - 10/10/95   GBP      2,069,713        3,298,792    3,204,005         94,787
              9/11/95 - 10/02/95   ITL  2,836,968,549        1,718,336    1,740,943        (22,607)
              9/25/95 - 12/07/95   JPY    626,974,598        7,232,468    6,463,647        768,821
              9/26/95 -  9/26/95   NLG      6,051,695        3,909,411    3,684,785        224,626
              9/08/95 - 11/15/95   NZD      6,204,494        4,062,092    4,021,526         40,566
             10/12/95 - 10/12/95   SEK     41,832,450        5,728,511    5,710,899         17,612
                                                           -----------  -----------    -----------
                                                           $78,628,736  $76,242,212    $ 2,386,524
                                                           ===========  ===========    ===========
Purchases    11/27/95 - 11/27/95   AUD        129,456      $    95,021  $    96,829    $     1,808
              9/01/95 -  9/06/95   CAD      2,445,237        1,819,321    1,821,201          1,880
              9/05/95 - 12/07/95   DEM     36,547,404       26,417,704   24,941,818     (1,475,886)
              9/08/95 - 10/06/95   DKK      5,573,832        1,006,183      978,367        (27,816)
              9/29/95 -  9/29/95   FRF     41,117,428        8,389,956    8,150,603       (239,353)
             10/10/95 - 10/10/95   GBP        193,937          298,663      300,223          1,560
             10/10/95 - 10/10/95   IEP      1,381,673        2,269,260    2,189,675        (79,585)
              9/11/95 - 12/07/95   ITL  2,268,686,690        1,376,644    1,388,371         11,727
              9/01/95 -  9/01/95   NLG        283,076          171,188      172,134            946
              9/08/95 -  9/15/95   NZD      3,939,295        2,573,721    2,559,007        (14,714)
                                                            ----------  -----------      ---------
                                                            $44,417,661  $42,598,228    $(1,819,433)
                                                            ===========  ===========    ===========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net receivable of $161,273 at August 31, 1995.

At August 31, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                      Unrealized
Expiration         Contracts                            Position    Appreciation
--------------------------------------------------------------------------------
September 1995     45 U.S. Treasury Notes (10 yr.)      Short       $ 42,103
September 1995     90 U.S. Treasury Notes (5 yr.)       Short         76,549
                                                                    --------
                                                                    $118,652
                                                                    ========

At August 31, 1995, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted  Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1995, the Fund owned the following restricted securities (constituting 2.1% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                Shares/
Description            Date of Acquisition   Par Amount         Cost       Value
--------------------------------------------------------------------------------
Arcadian Partners
L.P., 10.75s, 2005                10/31/94      295,000   $  289,837  $  305,325
Dominick's Finer
Foods, 10.875s, 2005               6/21/95      250,000      248,750     251,250
Hornbach Baumarkt AG     8/31/94 - 5/17/95        2,060    1,164,598   1,206,812
Korea Mobile
Telecom, GDR             3/24/95 - 3/31/95       18,200      474,953     574,392
Petronas Gas Berhad                7/31/95       35,400      115,639     113,549
Polymer Group, Inc.,
  12.75s, 2002                     9/07/94      500,000      507,500     510,000
Santa Isabel S.A.,
  ADR                    7/26/95 - 8/15/95       18,000      311,560     389,250
                                                                      ----------
                                                                      $3,350,578
                                                                      ==========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS World Asset

Allocation Fund:
We have audited the accompanying statement of assets and liabilities of MFS World Asset Allocation Fund, including the schedule of portfolio investments, as of August 31, 1995, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from July 22, 1994 (commencement of investment operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Asset Allocation Fund at August 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from July 22, 1994 to August 31, 1994, in conformity with generally accepted accounting principles.

                                   /s/ Ernst & Young LLP

Boston, Massachusetts
October 4, 1995




                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS  INVESTMENT  OPPORTUNITIES

MUTUAL  FUNDS
The MFS Family of Funds(R), shown on the facing page, falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

STOCK FUNDS seek growth of capital rather than income through investments in stocks.

STOCK AND BOND FUNDS seek current income and growth of capital through investments in both stocks and bonds.

BOND  FUNDS seek current income through investments in debt securities.

WORLD FUNDS seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

LIMITED-MATURITY FUNDS seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

NATIONAL TAX-FREE BOND FUNDS seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.(1)

STATE TAX-FREE BOND FUNDS seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.(1)

MONEY MARKET FUNDS seek preservation of capital and current income through investments in short-term debt securities.(2)

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature(3) on MFS products and services: 1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message any time).

(1) A small portion of the income may be subject to federal, state and/or alternative minimum tax.
(2) Investments in money market funds are not issued or guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value.
(3) Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

THE MFS FAMILY OF FUNDS(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

STOCK                                                   LIMITED MATURITY BOND
----------------------------------------------------    ----------------------------------------------------
Massachusetts Investors Trust                           MFS(R) Government Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
Massachusetts Investors Growth Stock Fund               MFS(R) Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
MFS(R) Capital Growth Fund                              MFS(R) Municipal Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
MFS(R) Emerging Growth Fund
----------------------------------------------------    WORLD
MFS(R) Gold & Natural Resources Fund                    ----------------------------------------------------
----------------------------------------------------    MFS(R) World Asset Allocation Fund
MFS(R) Growth Opportunities Fund                        ----------------------------------------------------
----------------------------------------------------    MFS(R) World Equity Fund
MFS(R) Managed Sectors Fund                             ----------------------------------------------------
----------------------------------------------------    MFS(R) World Governments Fund
MFS(R) OTC Fund                                         ----------------------------------------------------
----------------------------------------------------    MFS(R) World Growth Fund
MFS(R) Research Fund                                    ----------------------------------------------------
----------------------------------------------------    MFS(R) World Total Return Fund
MFS(R) Value Fund                                       ----------------------------------------------------
----------------------------------------------------
                                                        NATIONAL TAX-FREE BOND
STOCK AND BOND                                          ----------------------------------------------------
----------------------------------------------------    MFS(R) Municipal Bond Fund
MFS(R) Total Return Fund                                ----------------------------------------------------
----------------------------------------------------    MFS(R) Municipal High Income Fund
MFS(R) Utilities Fund                                          (closed to new investors)
----------------------------------------------------    ----------------------------------------------------
                                                        MFS(R) Municipal Income Fund
BOND                                                    ----------------------------------------------------
----------------------------------------------------
MFS(R) Bond Fund                                        STATE TAX-FREE BOND
----------------------------------------------------    ----------------------------------------------------
MFS(R) Government Mortgage Fund                         Alabama, Arkansas, California, Florida,
----------------------------------------------------    ----------------------------------------------------
MFS(R) Government Securities Fund                       Georgia, Louisiana, Maryland, Massachusetts,
----------------------------------------------------    ----------------------------------------------------
MFS(R) High Income Fund                                 Mississippi, New York, North Carolina,
----------------------------------------------------    ----------------------------------------------------
MFS(R) Intermediate Income Fund                         Pennsylvania, South Carolina, Tennessee,
----------------------------------------------------    ----------------------------------------------------
MFS(R) Strategic Income Fund                            Texas, Virginia, Washington, West Virginia
       (formerly MFS(R) Income & Opportunity Fund)      ----------------------------------------------------
----------------------------------------------------
                                                        MONEY MARKET
                                                        ----------------------------------------------------
                                                        MFS(R) Cash Reserve Fund
                                                        ----------------------------------------------------
                                                        MFS(R) Government Money Market Fund
                                                        ----------------------------------------------------
                                                        MFS(R) Money Market Fund
                                                        ----------------------------------------------------

MFS(R) WORLD                                                   -----------------
ASSET ALLOCATION
FUND                                                             BULK RATE
                                                                 U.S. POSTAGE
500 Boylston Street                                              P A I D
Boston, MA 02116                                                 PERMIT #55638
                                                                 BOSTON, MA

                                                               -----------------

[MFS LOGO]
THE FIRST NAME IN MUTUAL FUNDS



                                                      MAA-3 10/95 18M 88/288/388


                             (d)  Form of Investment Advisory Agreement for MFS Equity Income Fund,
                                  dated January 2, 1996.  (7)

                             (e)  Form of Investment Advisory Agreement for MFS Research Growth
                                  and Income Fund, dated January 2, 1996.  (7)

                             (f)  Form of Investment Advisory Agreement for MFS Core Growth Fund,
                                  dated January 2, 1996.  (7)

                             (g)  Form of Investment Advisory Agreement for MFS Aggressive Growth
                                  Fund, dated January 2, 1996.  (7)

                             (h)  Form of Investment Advisory Agreement for MFS Special
                                  Opportunities Fund, dated January 2, 1996.  (7)

                         6   (a)  Distribution Agreement, dated January 1, 1995.  (5)

                             (b)  Dealer Agreement between MFS Fund Distributors, Inc., ("MFD") and a dealer, dated December 28, 1994 and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, dated December 28, 1994.
                                  (1)

                         7        Retirement Plan for Non-Interested Person Trustees, dated January 1,
                                  1991.  (7)

                         8   (a)  Custodian Agreement, dated January 28, 1988.  (7)

                             (b)  Amendment No. 1 to the Custodian Agreement, dated February 29, 1988 and October 1, 1989, respectively.  (7)

                             (c)  Amendment No. 2 to the Custodian Agreement, dated October 9, 1991.
                                  (7)


                             (d)  Custodian Agreement between Investors Bank & Trust and MFS World
                                  Asset Allocation Fund dated June 2, 1994.  (7)


                         9   (a)  Shareholder Servicing Agent Agreement, dated September 10, 1986.  (6)

                             (b)  Amendment to the Shareholder Servicing Agent Agreement, dated June
                                  2, 1994.  (7)

                             (c)  Exchange Privilege Agreement, dated September 1, 1995.  (8)

                             (d)  Loan Agreement by and among MFS Borrowers and The First National
                                  Bank of Boston dated as of September 29, 1989, as amended through and including the second Amendment dated April 21, 1994.  (3)

                             (e)  Dividend Disbursing Agent Agreement dated September 10, 1986.  (7)


                10 Rule 24e-2 Consent and Opinion of Counsel; filed herewith.

                11     (a)  Consent of Deloitte & Touche LLP; filed herewith.

                       (b)  Consent of Ernst & Young LLP; filed herewith.

                12          Not Applicable.

                13          Not Applicable.

                14     (a)  Forms for Individual Retirement Account Disclosure
                            Statement as currently in effect.  (4)

                       (b)  Forms for MFS 403(b) Custodial Account Agreement as
                            currently in effect.  (4)

                       (c)  Forms for MFS Prototype Paired Defined Contribution
                            Plans as Trust Agreement as currently in effect.
                            (4)

                15     (a)  Distribution Plan for Class A Shares of MFS
                            [REGISTERED TRADEMARK] Managed Sectors Fund, dated
                            December 14, 1994.  (5)

                       (b)  Amended and Restated Distribution Plan for Class B
                            Shares of MFS [REGISTERED TRADEMARK] Managed Sectors
                            Fund, dated December 14, 1994.  (5)

                       (c)  Distribution Plan for Class A Shares of MFS
                            [REGISTERED TRADEMARK] Cash Reserve Fund, dated
                            December 14, 1994.  (5)

                       (d)  Distribution Plan for Class B Shares of MFS
                            [REGISTERED TRADEMARK] Cash Reserve Fund, dated
                            December 14, 1994.  (5)

                       (e)  Distribution Plan for Class A Shares of MFS
                            [REGISTERED TRADEMARK] World Asset Allocation Fund,
                            dated December 14, 1994.  (5)

                       (f)  Distribution Plan for Class B Shares of MFS
                            [REGISTERED TRADEMARK] World Asset Allocation Fund,
                            dated December 14, 1994.  (5)

                       (g)  Distribution Plan for Class C Shares of MFS
                            [REGISTERED TRADEMARK] World Asset Allocation Fund
                            dated December 14, 1994.  (5)

                       (h)  Form of Distribution Plan for Class A Shares of MFS
                            [REGISTERED TRADEMARK] Equity Income Fund, MFS
                            [REGISTERED TRADEMARK] Research Growth and Income
                            Fund, MFS [REGISTERED TRADEMARK] Core Growth Fund,
                            MFS [REGISTERED TRADEMARK] Aggressive Growth Fund
                            and MFS [REGISTERED TRADEMARK] Special Opportunities
                            Fund each dated January 2, 1996.  (7)

                       (i)  Form of Distribution Plan for Class B Shares of MFS
                            [REGISTERED TRADEMARK] Equity Income Fund, MFS
                            [REGISTERED TRADEMARK] Research Growth and Income
                            Fund, MFS [REGISTERED TRADEMARK] Core Growth



                            Fund, MFS [REGISTERED TRADEMARK] Aggressive Growth
                            Fund and MFS [REGISTERED TRADEMARK] Special
                            Opportunities Fund each dated January 2, 1996.  (7)

                       (j)  Form of Distribution Plan for Class C Shares of MFS
                            [REGISTERED TRADEMARK] Equity Income Fund, MFS
                            [REGISTERED TRADEMARK] Research Growth and Income
                            Fund, MFS [REGISTERED TRADEMARK] Core Growth Fund,
                            MFS [REGISTERED TRADEMARK] Aggressive Growth Fund
                            and MFS [REGISTERED TRADEMARK] Special Opportunities
                            Fund each dated January 2, 1996.  (7)

                16          Schedule for Computation of Performance Quotations
                            - Yield Calculation Average Annual and Aggregate
                            Total Return and Current Distribution Rate.  (1)

                17 Financial Data Schedules for each class of each series; filed herewith.

                18          Not Applicable.

                            Power of Attorney, dated August 11, 1994.  (7)
---------------------

(1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.
(2) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
(3) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on
     February 28, 1995.
(4) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.
(5) Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on March 30, 1995.
(6) Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 17 filed with the SEC via EDGAR on October 13, 1995.
(7)  Incorporated by reference to the Registrant's Post-Effective Amendment
     No. 21 filed with the SEC via EDGAR on October 17, 1995.
(8) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 13 filed with the SEC via EDGAR on November 28, 1995.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES
          -------------------------------

          FOR MFS MANAGED SECTORS FUND
          ----------------------------

                     (1)                                          (2)
               TITLE OF CLASS                         NUMBER OF RECORD HOLDERS

          [S]                                         [C]

          Class A Shares of Beneficial Interest                  20,648
               (without par value)                    (as of November 30, 1995)

          Class B Shares of Beneficial Interest                  16,397
               (without par value)                    (as of November 30, 1995)

          FOR MFS CASH RESERVE FUND
          -------------------------

                        (1)                                      (2)
                   TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
          Class A Shares of Beneficial Interest                   1,960
               (without par value)                    (as of November 30, 1995)

          Class B Shares of Beneficial Interest                  14,812
               (without par value)                    (as of November 30, 1995)



          FOR MFS WORLD ASSET ALLOCATION FUND
          -----------------------------------

                        (1)                                      (2)
                   TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
          Class A Shares of Beneficial Interest                   5,293
               (without par value)                    (as of November 30, 1995)

          Class B Shares of Beneficial Interest                   6,385
               (without par value)                    (as of November 30, 1995)

          Class C Shares of Beneficial Interest                     786
               (without par value)                    (as of November 30, 1995)



          FOR MFS EQUITY INCOME FUND
          --------------------------

                        (1)                                      (2)
                   TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
          Class A Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)

          Class B Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)

          Class C Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)



          FOR MFS RESEARCH GROWTH AND INCOME FUND
          ---------------------------------------
                        (1)                                      (2)
                   TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
          Class A Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)

          Class B Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)


          Class C Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)



          FOR MFS CORE GROWTH FUND
          ------------------------

                        (1)                                      (2)
                   TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
          Class A Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)

          Class B Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)

          Class C Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)



          FOR MFS AGGRESSIVE GROWTH FUND
          ------------------------------
                        (1)                                      (2)
                   TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
          Class A Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)

          Class B Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)

          Class C Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)



          FOR MFS SPECIAL OPPORTUNITIES FUND
          ----------------------------------

                        (1)                                      (2)
                   TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
          Class A Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)

          Class B Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)

          Class C Shares of Beneficial Interest                    - 0 -
               (without par value)                    (as of November 30, 1995)


ITEM 27.  INDEMNIFICATION
          ---------------


          Reference is hereby made to (a) Article V of the Trust's Declaration of Trust, incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on March 30, 1995 and (b) Section 8 of the Shareholder Servicing Agent Agreeement, incorporated by reference to MFS Series Trust II, Post-Effective Amendment No. 17 filed with the SEC via EDGAR on October 13, 1995.



          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
          ----------------------------------------------------


          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has eight series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund and MFS Special Opportunities Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series:
MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series:
MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 19 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Louisiana Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Texas Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS Washington Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST") (which has two series). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          In addition, MFS serves as investment adviser to the following closed-end Funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Sun Growth Variable Annuity Funds, Inc. ("SGVAF"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

          MFS International Ltd. ("MIL"), a limited liability company organized under the laws of the Republic of Ireland and a subsidiary of MFS, whose principal business address is 41-45 St. Stephen's Green, Dublin 2, Ireland, serves as investment adviser to and distributor for MFS International Fund (which has four portfolios: MFS International Funds-U.S. Equity Fund, MFS International Funds-U.S. Emerging Growth Fund, MFS International Funds-Global Governments Fund and MFS International Funds-Charter Income Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

          MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund and MFS Meridian U.S. Equity Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

          MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

          Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

          MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

          MFS Asset Management, Inc. ("AMI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          MFS
          ---

          The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, John R. Gardner and John D. McNeil. Mr. Brodkin is the Chairman,
Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, James E. Russell is a Senior Vice President and the Treasurer, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Joseph W. Dello Russo is a Senior Vice President and Chief Financial Officer, Robert T. Burns is a Vice President and an Assistant Secretary of MFS, and Mary Kay Doherty is a Vice President and Assistant Treasurer.

          MASSACHUSETTS INVESTORS TRUST
          -----------------------------
          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          -----------------------------------------
          MFS GROWTH OPPORTUNITIES FUND
          -----------------------------
          MFS GOVERNMENT SECURITIES FUND
          ------------------------------
          MFS SERIES TRUST I
          ------------------
          MFS SERIES TRUST V
          ------------------
          MFS SERIES TRUST VI
          -------------------
          MFS SERIES TRUST X
          ------------------
          MFS GOVERNMENT LIMITED MATURITY FUND
          ------------------------------------

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

          MFS SERIES TRUST II
          -------------------

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS GOVERNMENT MARKETS INCOME TRUST
          -----------------------------------
          MFS INTERMEDIATE INCOME TRUST
          -----------------------------

          A. Keith Brodkin is the Chairman and President, Patricia A. Zlotin, Executive Vice President of MFS and Leslie J. Nanberg, Senior Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST III
          --------------------

          A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, Bernard Scozzafava, Vice President of MFS, and Matthew Fontaine, Assistant Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan and Daniel E. McManus, Assistant Vice Presidents of MFS, are Assistant Vice Presidents,

Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James
O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST IV
          -------------------
          MFS SERIES TRUST IX
          -------------------

          A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VII
          --------------------

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VIII
          ---------------------

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL SERIES TRUST
          --------------------------

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Assistant Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS VARIABLE INSURANCE TRUST
          ----------------------------
          MFS UNION STANDARD TRUST
          ------------------------
          MFS INSTITUTIONAL TRUST
          -----------------------

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL INCOME TRUST
          --------------------------

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MULTIMARKET INCOME TRUST
          ----------------------------
          MFS CHARTER INCOME TRUST
          ------------------------

          A. Keith Brodkin is the Chairman and President, Patricia A. Zlotin, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SPECIAL VALUE TRUST
          -----------------------

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Patricia A. Zlotin and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, and James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          SGVAF
          -----

          W. Thomas London is the Treasurer.

          MIL
          ---

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo is the Treasurer and James E. Russell is the Assistant Treasurer.

          MIL-UK
          ------

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, Joseph W. Dello Russo is the Treasurer, and Robert T. Burns is the Assistant Secretary.

          MIL FUNDS
          ---------

          A. Keith Brodkin is the Chairman, President and a Director, Richard
B. Bailey, John A. Brindle and Richard W. S. Baker are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.

          MFS MERIDIAN FUNDS
          ------------------

          A. Keith Brodkin is the Chairman, President and a Director, Richard
B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott and Jeffrey
L. Shames are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.

          MFD
          ---

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert
T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and James E. Russell is the Assistant Treasurer.

          CIAI
          ----

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, James E. Russell is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSC
          ----

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, James E. Russell is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          AMI
          ---

          A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, James E. Russell is the Assistant Treasurer and Robert T. Burns is the Secretary.

          RSI
          ---

          William W. Scott, Jr., Joseph A. Recomendes and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Douglas C. Grip, a Senior Vice President of MFS, is the President, Joseph W. Dello Russo is the Treasurer, James E. Russell is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli is a Senior Vice President.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

          A. Keith Brodkin              Director, Sun Life Assurance Company of Canada
                                          (U.S.), One Sun Life Executive Park, Wellesley
                                          Hills, Massachusetts
                                        Director, Sun Life Insurance and Annuity Company of
                                          New York, 67 Broad Street, New York, New York



          John R. Gardner               President and a Director, Sun Life Assurance
                                          Company of Canada, Sun Life Centre, 150 King
                                          Street West, Toronto, Ontario, Canada (Mr.
                                          Gardner is also an officer and/or Director of various
                                          subsidiaries and affiliates of Sun Life)

          John D. McNeil                Chairman, Sun Life Assurance Company of Canada,
                                          Sun Life Centre, 150 King Street West, Toronto,
                                          Ontario, Canada (Mr. McNeil is also an officer
                                          and/or Director of various subsidiaries and affiliates
                                          of Sun Life)

          Joseph W. Dello Russo         Director of Mutual Fund Operations, The Boston
                                          Company, Exchange Place, Boston, Massachusetts
                                          (until August, 1994)


Item 29.  DISTRIBUTORS
          ------------

          (a)  Reference is hereby made to Item 28 above.


          (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.


          (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                        NAME                                  ADDRESS
                        ----                                  -------
          Massachusetts Financial Services              500 Boylston Street
           Company (investment adviser)                 Boston, MA  02116

          MFS Fund Distributors, Inc.                   500 Boylston Street
           (distributor)                                Boston, MA  02116

          State Street Bank and Trust Company           State Street South
           (custodian)                                  5-West
                                                        North Quincy, MA  02171

          Investors Bank & Trust Company                89 South Street
           (custodian)                                  Boston, MA  02111

          MFS Service Center, Inc.                      500 Boylston Street
           (transfer agent)                             Boston, MA  02116

ITEM 31.  MANAGEMENT SERVICES
          -------------------

          Not applicable.

ITEM 32.  UNDERTAKINGS
          ------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c) The registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to Shareholders upon request and without a charge.


          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES
                                 ----------



        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 29th day of December, 1995.


                                      MFS SERIES TRUST I


                                      By:    JAMES R. BORDEWICK, JR.
                                      Name:  James R. Bordewick, Jr.
                                      Title: Assistant Secretary



        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on December 29, 1995.


        SIGNATURE                               TITLE
        ---------                               -----

/s/ A. KEITH BRODKIN*                 Chairman, President (Principal
--------------------------             Executive Officer) and Trustee
A. Keith Brodkin


/s/ W. THOMAS LONDON*                 Treasurer (Principal Financial Officer
--------------------------             and Principal Accounting Officer)
W. Thomas London


/s/ RICHARD B. BAILEY*                Trustee
--------------------------
Richard B. Bailey


/s/ MARSHALL N. COHAN*                Trustee
--------------------------
Marshall N. Cohan


/s/ LAWRENCE H. COHN, M.D.*           Trustee
--------------------------
Lawrence H. Cohn, M.D.


/s/ SIR J. DAVID GIBBONS*             Trustee
--------------------------
Sir J. David Gibbons


/s/ ABBY M. O'NEILL*                  Trustee
--------------------------
Abby M. O'Neill


/s/ WALTER E. ROBB, III*              Trustee
--------------------------
Walter E. Robb, III


/s/ ARNOLD D. SCOTT*                  Trustee
--------------------------
Arnold D. Scott


/s/ JEFFREY L. SHAMES*                Trustee
--------------------------
Jeffrey L. Shames


/s/ J. DALE SHERRATT*                 Trustee
--------------------------
J. Dale Sherratt


/s/ WARD SMITH*                       Trustee
--------------------------
Ward Smith


                                      *By:    JAMES R. BORDEWICK, JR.
                                       Name:  James R.  Bordewick, Jr.
                                              as Attorney-in-fact


                                      Executed by James R. Bordewick, Jr. on
                                      behalf of those indicated pursuant to a
                                      Power of Attorney dated August 11, 1994, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 17, 1995.


                              MFS SERIES TRUST I
                              ------------------


                              INDEX TO EXHIBITS
                              -----------------


EXHIBIT NO.                 DESCRIPTION OF EXHIBIT              PAGE NO.
-----------                 ----------------------              --------

   10          Rule 24e-2 Consent and Opinion of Counsel.

   11   (a)    Consent of Deloitte & Touche LLP.

        (b)    Consent of Ernst & Young LLP.

        17     Financial Data Schedules for each class of
                 each series.
